  As filed with the Securities and Exchange Commission on September 1, 1998


                                                    File Nos. 33-52742; 811-7238
================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A

                  REGISTRATION STATEMENT UNDER THE SECURITIES
                                  ACT OF 1933                  _
                          Pre-Effective Amendment No.          _

                        Post-Effective Amendment No. 16        X

                                     and/or
              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                  ACT OF 1940                  _

                                Amendment No. 18               X

                        (Check appropriate box or boxes)

                            SUNAMERICA SERIES TRUST
               (Exact Name of Registrant as Specified in Charter)

                              1 SunAmerica Center
                           Los Angeles, CA 90067-6022

               (Address of Principal Executive Office)(Zip Code)

       Registrant's telephone number, including area code: (800) 858-8850

                                Robert M. Zakem
                   Senior Vice President and General Counsel
                       SunAmerica Asset Management Corp.
                             The SunAmerica Center
                          733 Third Avenue - 3rd Floor
                            New York, NY  10017-3204
                    (Name and Address of Agent for Service)

                                    Copy to:

                             Susan L. Harris, Esq.
                                SunAmerica Inc.
                              1 SunAmerica Center
                          Los Angeles, CA  90067-6022


It is proposed that this filing will become effective (check appropriate box)
    immediately upon filing pursuant to paragraph (b)
---

    on (date) pursuant to paragraph (b)
---

    60 days after filing pursuant to paragraph (a)
---
    on (date) pursuant to paragraph (a) of Rule 485
---

 X  75 days after filing pursuant to paragraph (a)(2)
---

                           --------------------


================================================================================

                            SUNAMERICA SERIES TRUST

                             CROSS REFERENCE SHEET
                            Pursuant to Rule 481(b)
                        Under the Securities Act of 1933

PART A
Item No.     Registration Statement Caption                 Caption in Prospectus
      1.     Cover Page                                     Cover Page

      2.     Synopsis                                               *

      3.     Condensed Financial Information                Financial Highlights

      4.     General Description of Registrant              The Trust, Its Investment
                                                            Objectives and Policies;
                                                            Description of Securities
                                                            and Investment Techniques

      5.     Management of the Fund                         Management

      6.     Capital Stock and Other Securities             Dividends, Distributions and
                                                            Federal Taxes; Shareholder
                                                            Voting Rights; Shareholder
                                                            Inquiries

      7.     Purchase of Securities Being Offered           Purchases and Redemptions

      8.     Redemption or Repurchase                       Purchases and Redemptions

      9.     Pending Legal Proceedings                              *


PART B                                                      Caption in Statement
Item No.     Registration Statement Caption                 of Additional Information

     10.     Cover Page                                     Cover Page

     11.     Table of Contents                              Table of Contents

     12.     General Information and History                The Trust

     13.     Investment Objectives and Policies             Investment Objectives and
                                                            Policies; Investment
                                                            Restrictions

     14.     Management of the Fund                         Trust Officers and Trustees

     15.     Contact Persons and Principal Holders          The Trust
             of Securities

     16.     Investment Advisory and Other Services         Investment Advisory and
                                                            Management Agreement;
                                                            Subadvisory Agreements;
                                                            General Information

     17.     Brokerage Allocation and Other Practices       Execution of Portfolio
                                                            Transactions

     18.     Capital Stock and Other Securities                     *

     19.     Purchase, Redemption and Pricing of            Price of Shares
             Securities Being Offered

     20.  Tax Status                               Dividends, Distributions and
                                                     Federal Taxes

     21.  Underwriters                                         *

     22.  Calculation of Performance Data                      *

     23.  Financial Statements                     Financial Statements


* Omitted from the Prospectus or Statement of Additional Information because the item is not applicable.

                                     PART C

         The information required to be included in Part C is set forth under the appropriate item, so numbered in Part C of this Registration Statement.

                        PROSPECTUS -- NOVEMBER 15, 1998

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                            SUNAMERICA SERIES TRUST
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                 P.O. BOX 54299
                       LOS ANGELES, CALIFORNIA 90054-0299

SunAmerica Series Trust ("Trust") is an open-end management investment company. The Trust consists of 25 Portfolios, each of which has its own investment objectives and policies.

The CASH MANAGEMENT PORTFOLIO seeks high current yield while preserving capital by investing in a diversified selection of money market instruments.

The CORPORATE BOND PORTFOLIO seeks high total return with only moderate price risk by investing primarily in investment grade fixed income securities.

The GLOBAL BOND PORTFOLIO seeks high total return, emphasizing current income and, to a lesser extent, providing opportunities for capital appreciation, through investment in high quality fixed income securities of U.S. and foreign issuers and through transactions in foreign currencies.


The HIGH-YIELD BOND PORTFOLIO seeks high current income and secondarily seeks capital appreciation by investing primarily in intermediate and long-term corporate obligations, with emphasis on higher-yielding, higher-risk, lower-rated or unrated securities.


The WORLDWIDE HIGH INCOME PORTFOLIO seeks high current income and, secondarily, capital appreciation, by investing primarily in a portfolio of high-yielding fixed income securities of issuers located throughout the world.

The SUNAMERICA BALANCED PORTFOLIO seeks to conserve principal by maintaining, at all times, a balanced portfolio of stocks and bonds.

The BALANCED/PHOENIX INVESTMENT COUNSEL PORTFOLIO seeks reasonable current income, long-term capital growth and conservation of capital by investing primarily in common stocks and fixed income securities, with an emphasis on income-producing securities which appear to have some potential for capital enhancement.

The ASSET ALLOCATION PORTFOLIO seeks high total return (including income and capital gains) consistent with preservation of capital over the long-term through a diversified portfolio that may include common stocks and other securities having common stock characteristics, bonds and other intermediate and long-term fixed income securities and money market instruments (debt securities maturing in 397 days or less) in any combination.

The EQUITY INCOME PORTFOLIO seeks long-term capital appreciation and income by primarily investing in equity securities that are expected to pay above-average dividends.


The UTILITY PORTFOLIO seeks high current income and moderate capital appreciation by investing primarily in the equity and debt securities of utility companies.



THE HIGH-YIELD BOND AND WORLDWIDE HIGH INCOME PORTFOLIOS INVEST PREDOMINANTLY IN, AND THE CORPORATE BOND, BALANCED/PHOENIX INVESTMENT COUNSEL, ASSET ALLOCATION, EQUITY INCOME, REAL ESTATE, INTERNATIONAL GROWTH AND INCOME, SMALL COMPANY VALUE AND EMERGING MARKETS PORTFOLIOS MAY INVEST IN, LOWER-RATED AND UNRATED BONDS (ALSO KNOWN AS "JUNK BONDS"). BONDS OF THIS TYPE ARE TYPICALLY SUBJECT TO GREATER MARKET FLUCTUATIONS AND RISK OF LOSS OF INCOME AND PRINCIPAL DUE TO DEFAULT BY THE ISSUER THAN ARE INVESTMENTS IN LOWER-YIELDING, HIGHER-RATED BONDS. SEE "DESCRIPTION OF SECURITIES AND INVESTMENT
TECHNIQUES -- RISK FACTORS RELATING TO HIGH-YIELD, HIGH-RISK BONDS" FOR A DISCUSSION OF THE RISKS ASSOCIATED WITH HIGH-YIELD, HIGH-RISK SECURITIES.



The EQUITY INDEX PORTFOLIO seeks to provide investment results that correspond with the performance of the Standard & Poor's 500 Corporate Stock Price Index ("S&P 500").


The GROWTH-INCOME PORTFOLIO seeks growth of capital and income by investing primarily in common stocks or securities which demonstrate the potential for appreciation and/or dividends.

The FEDERATED VALUE PORTFOLIO seeks growth of capital and income by investing primarily in the securities of high quality companies.

The VENTURE VALUE PORTFOLIO seeks growth of capital by investing primarily in common stocks.


                                                  (Cover continued on next page)

                            ------------------------

This prospectus contains information you should know before investing. Please read it carefully before you invest and keep it for future reference.

Shares of the Portfolios are not bank deposits and are not guaranteed or insured by any bank, government entity or the FDIC.

  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO
                      THE CONTRARY IS A CRIMINAL OFFENSE.

(Cover continued from previous page)

The "DOGS" OF WALL STREET PORTFOLIO seeks total return (including capital appreciation and current income) primarily through the annual selection of thirty high dividend yielding common stocks from the Dow Jones Industrial Average and the broader market.

The ALLIANCE GROWTH, GROWTH/PHOENIX INVESTMENT COUNSEL and PUTNAM GROWTH PORTFOLIOS each seeks long-term growth of capital by investing primarily in common stocks or securities with common stock characteristics which its subadviser believes have the potential for appreciation.

The REAL ESTATE PORTFOLIO seeks total return through a combination of growth and income by investing primarily in securities of companies principally engaged in or related to the real estate industry or which own significant real estate assets or which primarily invest in real estate financial instruments.


The SMALL COMPANY VALUE PORTFOLIO seeks capital appreciation by investing in a broadly diversified portfolio of equity securities of small capitalization companies.


The AGGRESSIVE GROWTH PORTFOLIO seeks capital appreciation by investing primarily in equity securities of small capitalization growth companies.


The INTERNATIONAL GROWTH AND INCOME PORTFOLIO seeks growth of capital with current income as a secondary objective by investing primarily in common stocks traded on markets outside the U.S.


The GLOBAL EQUITIES PORTFOLIO seeks long-term growth of capital through investment primarily in common stocks or securities of U.S. and foreign issuers with common stock characteristics which demonstrate the potential for appreciation and through transactions in foreign currencies.

The INTERNATIONAL DIVERSIFIED EQUITIES PORTFOLIO seeks long-term capital appreciation by investing in accordance with country weightings determined by its subadviser in common stocks of foreign issuers which, in the aggregate, replicate broad country indices.

The EMERGING MARKETS PORTFOLIO seeks long-term capital appreciation by investing mainly in the common stocks and other equity securities of companies that its subadviser believes have above-average growth prospects primarily in emerging markets outside the United States.

Shares of the Trust are issued and redeemed only in connection with investments in and payments under variable annuity contracts and may be sold to fund variable life contracts issued in the future. The contracts involve fees and expenses not described in this Prospectus. Certain Portfolios may not be available in connection with a particular contract. See the applicable contract prospectus for information regarding contract fees and expenses and any restrictions or limitations.

---------------------------------------------------------
---------------------------------------------------------
                               TABLE OF CONTENTS
---------------------------------------------------------
---------------------------------------------------------


 TOPIC                                       PAGE
 -----                                       ----
 FINANCIAL HIGHLIGHTS......................    4
 THE TRUST, ITS INVESTMENT OBJECTIVES AND
   POLICIES................................    7
        Cash Management Portfolio..........    8
        Corporate Bond Portfolio...........    8
        Global Bond Portfolio..............    9
        High-Yield Bond Portfolio..........   10
        Worldwide High Income Portfolio....   11
        SunAmerica Balanced Portfolio......   12
        Balanced/Phoenix Investment Counsel
        Portfolio..........................   13
        Asset Allocation Portfolio.........   14
        Equity Income Portfolio............   15
        Utility Portfolio..................   14
        Equity Index Portfolio.............   22
        Growth-Income Portfolio............   16
        Federated Value Portfolio..........   16
        Venture Value Portfolio............   17
        "Dogs" of Wall Street Portfolio....   18
        Alliance Growth Portfolio..........   20
        Growth/Phoenix Investment Counsel
        Portfolio..........................   20
        Putnam Growth Portfolio............   20
        Real Estate Portfolio..............   20
        Small Company Value Portfolio......   18
        Aggressive Growth Portfolio........   21
        International Growth and Income
        Portfolio..........................   22
        Global Equities Portfolio..........   23
        International Diversified Equities
        Portfolio..........................   24
        Emerging Markets Portfolio.........   24
 DESCRIPTION OF SECURITIES AND INVESTMENT
   TECHNIQUES..............................   25
 MANAGEMENT................................   36
 PORTFOLIO TURNOVER AND BROKERAGE..........   44
 DIVIDENDS, DISTRIBUTIONS AND FEDERAL
   TAXES...................................   45
 PRICE OF SHARES...........................   46
 PURCHASES AND REDEMPTIONS.................   46
 SHAREHOLDER VOTING RIGHTS.................   46
 INDEPENDENT ACCOUNTANTS...................   47
 GENERAL INFORMATION.......................   47
 SHAREHOLDER INQUIRIES.....................   47
 FINANCIAL INFORMATION.....................   47

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The following Financial Highlights for the Portfolios and periods set forth below, except for the six months ended May 31, 1998 which is unaudited, have been audited by PricewaterhouseCoopers LLP, the Trust's independent accountants, whose report on the financial statements containing such information is included in the Trust's Annual Report to Shareholders. These Financial Highlights* should be read in conjunction with the financial statements and notes thereto, which are included in the Statement of Additional Information.

                                                                        DIVIDENDS   DIVIDENDS
                      NET                      NET           TOTAL      DECLARED    FROM NET     NET                   NET
                     ASSET       NET         REALIZED         FROM      FROM NET    REALIZED    ASSET                 ASSETS
                     VALUE     INVEST-     & UNREALIZED     INVEST-      INVEST-     GAIN ON    VALUE                 END OF
                   BEGINNING     MENT     GAIN (LOSS) ON      MENT        MENT       INVEST-    END OF     TOTAL      PERIOD
  PERIOD ENDED     OF PERIOD   INCOME**    INVESTMENTS     OPERATIONS    INCOME       MENTS     PERIOD   RETURN***   (000'S)
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
                                                  Cash Management Portfolio
2/9/93-11/30/93     $10.00      $0.19         $ 0.01         $ 0.20      $   --      $   --     $10.20      2.00%    $ 24,603
11/30/94             10.20       0.38          (0.02)          0.36       (0.09)         --      10.47      3.51       89,098
11/30/95             10.47       0.56           0.01           0.57       (0.34)         --      10.70      5.59       90,731
11/30/96             10.70       0.53          (0.02)          0.51       (0.45)         --      10.76      4.92       91,247
11/30/97             10.76       0.53           0.01           0.54       (0.56)         --      10.74      5.22      156,119
5/31/98#             10.74       0.25           0.01           0.26       (0.68)         --      10.32      2.47      256,449
-----------------------------------------------------------------------------------------------------------------------------
                                                  Corporate Bond Portfolio
7/1/93-11/30/93      10.00       0.14           0.05           0.19          --          --      10.19      1.90       11,667
11/30/94             10.19       0.52          (0.87)         (0.35)      (0.05)      (0.04)      9.75     (3.41)      15,869
11/30/95              9.75       0.60           1.00           1.60       (0.53)         --      10.82     17.01       29,475
11/30/96             10.82       0.65           0.03           0.68       (0.41)         --      11.09      6.51       37,207
11/30/97             11.09       0.77           0.21           0.98       (0.53)         --      11.54      9.26       62,272
5/31/98#             11.54       0.39           0.09           0.48       (0.46)         --      11.56      4.18       99,855
-----------------------------------------------------------------------------------------------------------------------------
                                                    Global Bond Portfolio
7/1/93-11/30/93      10.00       0.13           0.17           0.30          --          --      10.30      3.00       25,010
11/30/94             10.30       0.53          (0.86)         (0.33)      (0.09)      (0.05)      9.83     (3.18)      44,543
11/30/95              9.83       0.60           0.97           1.57       (0.38)         --      11.02     16.40       59,759
11/30/96             11.02       0.59           0.54           1.13       (0.75)         --      11.40     10.94       68,221
11/30/97             11.40       0.52           0.38           0.90       (0.75)      (0.04)     11.51      8.43       89,043
5/31/98#             11.51       0.23           0.37           0.60       (0.79)      (0.22)     11.10      5.39       99,194
-----------------------------------------------------------------------------------------------------------------------------
                                                  High-Yield Bond Portfolio
2/9/93-11/30/93      10.00       0.76           0.36           1.12          --          --      11.12     11.20       41,851
11/30/94             11.12       1.20          (1.65)         (0.45)      (0.29)      (0.06)     10.32     (4.26)      55,803
11/30/95             10.32       1.11           0.12           1.23       (1.02)         --      10.53     12.64       82,174
11/30/96             10.53       0.98           0.48           1.46       (0.95)         --      11.04     14.86      113,229
11/30/97             11.04       1.04           0.48           1.52       (0.74)         --      11.82     14.53      195,639
05/31/98#            11.82       0.58           0.27           0.85       (0.66)      (0.08)     11.93      7.28      289,830
-----------------------------------------------------------------------------------------------------------------------------
                                               Worldwide High Income Portfolio
10/28/94-11/30/94    10.00       0.04          (0.09)         (0.05)         --          --       9.95     (0.50)      10,478
11/30/95              9.95       1.10           0.47           1.57       (0.10)         --      11.42     16.02       21,515
11/30/96             11.42       1.25           1.60           2.85       (0.87)      (0.05)     13.35     26.87       49,204
11/30/97             13.35       0.98           0.68           1.66       (0.90)      (0.91)     13.20     14.17      125,224
05/31/98#            13.20       0.53           0.33           0.86       (0.61)      (0.74)     12.71      6.33      147,739
-----------------------------------------------------------------------------------------------------------------------------
                                                SunAmerica Balanced Portfolio
6/3/96-11/30/96      10.00       0.10           1.03           1.13          --          --      11.13     11.30       10,224
11/30/97             11.13       0.23           2.15           2.38       (0.04)      (0.02)     13.45     21.48       44,621
05/31/98#            13.45       0.14           1.50           1.64       (0.11)      (0.36)     14.62     12.21       79,469
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------


                                RATIO OF NET
                    RATIO OF     INVESTMENT
                    EXPENSES       INCOME                   AVERAGE
                   TO AVERAGE    TO AVERAGE    PORTFOLIO   COMMISSION
  PERIOD ENDED     NET ASSETS    NET ASSETS    TURNOVER    PER SHARE
----------------------------------------------------------------------
                               Cash Management Portfolio
2/9/93-11/30/93       0.71%+++      2.53%+++       --%          N/A
11/30/94              0.70++        3.73++         --           N/A
11/30/95              0.67          5.32           --           N/A
11/30/96              0.62          4.90           --           N/A
11/30/97              0.63          5.06           --           N/A
5/31/98#              0.62+         5.25+          --           N/A
----------------------------------------------------------------------------------
                                Corporate Bond Portfolio
7/1/93-11/30/93       0.94+++       3.92+++       208           N/A
11/30/94              0.94++        5.21++        419           N/A
11/30/95              0.96++        5.93++        412           N/A
11/30/96              0.97          6.11          338           N/A
11/30/97              0.91          6.99           49           N/A
5/31/98#              0.78+         6.75+          12           N/A
----------------------------------------------------------------------------------------------
                                 Global Bond Portfolio
7/1/93-11/30/93       1.35+++       3.56+++        84           N/A
11/30/94              1.06          5.29          347           N/A
11/30/95              0.95          5.89          339           N/A
11/30/96              0.89          5.44          223           N/A
11/30/97              0.90          4.70          360           N/A
5/31/98#              0.84+         4.02+         118           N/A
----------------------------------------------------------------------------------------------------------
                               High-Yield Bond Portfolio
2/9/93-11/30/93       0.94+++       9.43+++       229           N/A
11/30/94              0.92++       11.07++        225           N/A
11/30/95              0.80         10.80          174           N/A
11/30/96              0.77          9.41          107           N/A
11/30/97              0.75          9.26          243           N/A
05/31/98#             0.69+         9.72+          92           N/A
----------------------------------------------------------------------------------------------------------------------
                            Worldwide High Income Portfolio
10/28/94-11/30/94     1.60+++       4.48+++         2           N/A
11/30/95              1.30         10.46          176           N/A
11/30/96              1.18         10.45          177           N/A
11/30/97              1.10          7.58          146           N/A
05/31/98#             1.07          8.09+          76           N/A
-----------------------------------------------------------------------------------------------------------------------------
                             SunAmerica Balanced Portfolio
6/3/96-11/30/96       1.00+++       1.92+++        40        0.0600
11/30/97              1.00          1.82          143        0.0600
05/31/98#             0.82+         1.97+          64           N/A
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------


  * Calculated based upon average shares outstanding
 ** After fee waivers and expense reimbursements by the investment adviser
*** Does not reflect expenses that apply to the separate accounts of Anchor
    National Life Insurance Company and First SunAmerica Life Insurance Company. If such expenses had been included, total return would have been lower for each period presented.
  + Annualized

  ++ During the periods indicated, the investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been as follows:


 # Unaudited





                                                          EXPENSES                               NET INVESTMENT INCOME
                                           ---------------------------------------     ------------------------------------------
                                           1993   1994   1995   1996   1997   1998     1993   1994    1995    1996    1997   1998
    -----------------------------------------------------------------------------------------------------------------------------
    Cash Management Portfolio............  1.10%  0.78%  0.67%  0.62%  0.63%  0.62%    2.14%   3.65%   5.32%   4.90%  5.06%  5.25%
    Corporate Bond Portfolio.............  1.81   1.09   0.97   0.97   0.91   0.78     3.05    5.06    5.92    6.11   6.99   6.75
    Global Bond Portfolio................  1.81   1.06   0.95   0.89   0.90   0.84     3.10    5.29    5.89    5.44   4.70   4.02
    High-Yield Bond Portfolio............  1.29   0.93   0.80   0.77   0.75   0.69     9.08   11.06   10.80    9.41   9.26   9.72
    Worldwide High Income Portfolio......    --   2.26   1.30   1.18   1.10   1.07       --    3.82   10.46   10.45   7.58   8.07
    SunAmerica Balanced Portfolio........    --     --     --   1.43   1.00   0.82       --      --      --    1.49   1.82   1.95
    -----------------------------------------------------------------------------------------------------------------------------
    -----------------------------------------------------------------------------------------------------------------------------

The following Financial Highlights for the Portfolios and periods set forth below, except for the six months ended May 31, 1998 which is unaudited, have been audited by PricewaterhouseCoopers LLP, the Trust's independent accountants, whose report on the financial statements containing such information is included in the Trust's Annual Report to Shareholders. These Financial Highlights* should be read in conjunction with the financial statements and notes thereto, which are included in the Statement of Additional Information.

                                                                        DIVIDENDS   DIVIDENDS
                      NET        NET           NET           TOTAL      DECLARED    FROM NET     NET                     NET
                     ASSET     INVEST-       REALIZED         FROM      FROM NET    REALIZED    ASSET                   ASSETS
                     VALUE       MENT      & UNREALIZED     INVEST-      INVEST-     GAIN ON    VALUE                   END OF
                   BEGINNING    INCOME    GAIN (LOSS) ON      MENT        MENT       INVEST-    END OF     TOTAL        PERIOD
  PERIOD ENDED     OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS    INCOME       MENTS     PERIOD   RETURN***     (000'S)
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
                                         Balanced/Phoenix Investment Counsel Portfolio
10/28/94-11/30/94   $10.00      $0.04         $(0.08)        $(0.04)     $   --      $   --     $ 9.96      (0.40)%   $    1,516
11/30/95              9.96       0.34           2.23           2.57       (0.05)         --      12.48     25.89          32,429
11/30/96             12.48       0.34           1.31           1.65       (0.19)      (0.31)     13.63     13.75          70,021
11/30/97             13.63       0.37           1.39           1.76       (0.23)      (0.41)     14.75     13.52          95,721
05/31/98#            14.75       0.18           1.15           1.33       (0.31)      (1.40)     14.37      9.06         115,048
--------------------------------------------------------------------------------------------------------------------------------
                                                   Asset Allocation Portfolio
7/1/93-11/30/93      10.00       0.08           0.28           0.36          --          --      10.36      3.60          35,590
11/30/94             10.36       0.29          (0.25)          0.04       (0.05)      (0.03)     10.32      0.30         106,856
11/30/95             10.32       0.42           2.24           2.66       (0.20)      (0.04)     12.74     26.10         199,836
11/30/96             12.74       0.48           2.00           2.48       (0.31)      (0.39)     14.52     20.27         316,388
11/30/97             14.52       0.44           2.55           2.99       (0.40)      (0.90)     16.21     21.97         526,585
05/31/98#            16.21       0.24           0.93           1.17       (0.35)      (1.61)     15.42      7.09         671,222
--------------------------------------------------------------------------------------------------------------------------------
                                                       Utility Portfolio
6/3/96-11/30/96      10.00       0.24           0.51           0.75          --          --      10.75      7.50           6,299
11/30/97             10.75       0.36           1.91           2.27       (0.09)      (0.02)     12.91     21.26          24,366
05/31/98#            12.91       0.20           0.92           1.12       (0.16)      (0.33)     13.54      8.60          42,601
--------------------------------------------------------------------------------------------------------------------------------
                                                    Growth-Income Portfolio
2/9/93-11/30/93      10.00       0.12           0.49           0.61          --          --      10.61      6.10          45,080
11/30/94             10.61       0.13          (0.36)         (0.23)      (0.04)      (0.01)     10.33     (2.20)         84,899
11/30/95             10.33       0.17           3.31           3.48       (0.10)         --      13.71     33.89         171,281
11/30/96             13.71       0.18           3.48           3.66       (0.12)      (0.43)     16.82     27.41         325,463
11/30/97             16.82       0.17           4.69           4.86       (0.13)      (0.73)     20.82     30.11         622,062
05/31/98#            20.82       0.09           3.20           3.29       (0.13)      (0.96)     23.02     15.82         832,054
--------------------------------------------------------------------------------------------------------------------------------
                                                   Federated Value Portfolio
6/3/96-11/30/96      10.00       0.07           1.01           1.08          --          --      11.08     10.80          12,460
11/30/97             11.08       0.13           2.72           2.85       (0.03)         --      13.90     25.75          59,024
05/31/98#            13.90       0.09           2.13           2.22       (0.06)      (0.30)     15.76     16.02         107,670
--------------------------------------------------------------------------------------------------------------------------------
                                                    Venture Value Portfolio
10/28/94-11/30/94    10.00       0.03          (0.25)         (0.22)         --          --       9.78     (2.20)          4,449
11/30/95              9.78       0.17           3.55           3.72       (0.03)         --      13.47     38.17         154,908
11/30/96             13.47       0.18           3.46           3.64       (0.09)      (0.12)     16.90     27.44         516,413
11/30/97             16.90       0.19           4.73           4.92       (0.09)      (0.26)     21.47     29.62       1,140,053
05/31/98#            21.47       0.11           2.06           2.17       (0.12)      (0.68)     22.84     10.10       1,519,053
--------------------------------------------------------------------------------------------------------------------------------
                                                "Dogs" of Wall Street Portfolio
4/01/98-5/31/98#     10.00       0.03          (0.29)         (0.26)         --          --       9.74     (2.60)         14,025
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------


                                RATIO OF NET
                    RATIO OF     INVESTMENT
                    EXPENSES       INCOME                   AVERAGE
                   TO AVERAGE    TO AVERAGE    PORTFOLIO   COMMISSION
  PERIOD ENDED     NET ASSETS    NET ASSETS    TURNOVER    PER SHARE
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
                     Balanced/Phoenix Investment Counsel Portfolio
10/28/94-11/30/94     1.00%++       4.25%++        10%          N/A
11/30/95              0.98++        3.08++        153           N/A
11/30/96              0.84          2.74          194        0.0589
11/30/97              0.82          2.63          271        0.0526
05/31/98#             0.78+         2.51+          68           N/A
--------------------------------------------------------------------------------------------------------------------------------
                               Asset Allocation Portfolio
7/1/93-11/30/93       0.99+++       2.33+++        71           N/A
11/30/94              0.94++        2.71++        152           N/A
11/30/95              0.81          3.62          207           N/A
11/30/96              0.74          3.66          200        0.0587
11/30/97              0.68          2.88          176        0.0591
05/31/98#             0.64+         2.96+          78           N/A
--------------------------------------------------------------------------------------------------------------------------------
                                   Utility Portfolio
6/3/96-11/30/96       1.05+++       4.41+++        24        0.0439
11/30/97              1.05++        3.15++         77        0.0365
05/31/98#             1.05+         2.94+          40           N/A
--------------------------------------------------------------------------------------------------------------------------------
                                Growth-Income Portfolio
2/9/93-11/30/93       0.82+++       1.59+++        27           N/A
11/30/94              0.81++        1.26++         59           N/A
11/30/95              0.77          1.42           59           N/A
11/30/96              0.72          1.21           82        0.0597
11/30/97              0.65          0.89           44        0.0555
05/31/98#             0.60+         0.81+          31           N/A
--------------------------------------------------------------------------------------------------------------------------------
                               Federated Value Portfolio
6/3/96-11/30/96       1.05+++       1.26+++        30        0.0520
11/30/97              1.03          1.03           46        0.0494
05/31/98#             0.84+         1.14+          24           N/A
--------------------------------------------------------------------------------------------------------------------------------
                                Venture Value Portfolio
10/28/94-11/30/94     1.10+++       3.93+++        --           N/A
11/30/95              1.00++        1.43++         18           N/A
11/30/96              0.85          1.21           22        0.0598
11/30/97              0.79          0.98           22        0.0599
05/31/98#             0.75+         0.96+           7           N/A
--------------------------------------------------------------------------------------------------------------------------------
                            "Dogs" of Wall Street Portfolio
4/01/98-5/31/98#      0.85+++       2.23+++        --           N/A
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------


  * Calculated based upon average shares outstanding
 ** After fee waivers and expense reimbursements by the investment adviser *** Does not reflect expenses that apply to the separate accounts of Anchor
    National Life Insurance Company and First Sun America Life Insurance Company. If such expenses had been included, total return would have been lower for each period presented.
  + Annualized

  ++ During the periods indicated, the investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been as follows:


 # Unaudited





                                                          EXPENSES                            NET INVESTMENT INCOME (LOSS)
                                           ---------------------------------------     ------------------------------------------
                                           1993   1994   1995   1996   1997   1998     1993   1994    1995    1996    1997   1998
    -----------------------------------------------------------------------------------------------------------------------------
    Balanced/Phoenix Investment Counsel
     Portfolio...........................    --%  6.82%  1.11%  0.84%  0.82%  0.78%      --%  (1.57)%  2.95%   2.74%  2.63%  2.51%
    Asset Allocation Portfolio...........  1.67   0.94   0.81   0.74   0.68   0.64     1.65    2.71    3.62    3.66   2.88   2.96
    Utility Portfolio....................    --     --     --   1.93   1.24   1.05       --      --      --    3.53   2.96   2.94
    Growth-Income Portfolio..............  1.40   0.89   0.77   0.72   0.65   0.60     1.01    1.18    1.42    1.21   0.89   0.81
    Federated Value Portfolio............    --     --     --   1.57   1.03   0.84       --      --      --    0.74   1.03   1.14
    Venture Value Portfolio..............    --   3.89   1.02   0.85   0.79   0.75       --    1.14    1.41    1.21   0.98   0.96
    "Dogs" of Wall Street Portfolio......    --     --     --     --     --   1.13       --      --      --      --     --   1.95
    -----------------------------------------------------------------------------------------------------------------------------
    -----------------------------------------------------------------------------------------------------------------------------

The following Financial Highlights for the Portfolios and periods set forth below, except for the six months ended May 31, 1998 which is unaudited, have been audited by PricewaterhouseCoopers LLP, the Trust's independent accountants, whose report on the financial statements containing such information is included in the Trust's Annual Report to Shareholders. These Financial Highlights* should be read in conjunction with the financial statements and notes thereto, which are included in the Statement of Additional Information.

                                                                        DIVIDENDS   DIVIDENDS
                      NET        NET           NET           TOTAL      DECLARED    FROM NET     NET                     NET
                     ASSET     INVEST-       REALIZED         FROM      FROM NET    REALIZED    ASSET                   ASSETS
                     VALUE       MENT      & UNREALIZED     INVEST-      INVEST-     GAIN ON    VALUE                   END OF
                   BEGINNING    INCOME    GAIN (LOSS) ON      MENT        MENT       INVEST-    END OF     TOTAL        PERIOD
  PERIOD ENDED     OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS    INCOME       MENTS     PERIOD   RETURN***     (000'S)
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
                                                   Alliance Growth Portfolio
2/9/93-11/30/93     $10.00      $0.05         $ 0.87         $ 0.92      $   --      $   --     $10.92      9.20%     $   23,256
11/30/94             10.92       0.04          (0.14)         (0.10)      (0.01)      (0.17)     10.64     (0.93)         52,213
11/30/95             10.64       0.07           5.08           5.15       (0.03)      (0.13)     15.63     48.91         167,870
11/30/96             15.63       0.08           4.07           4.15       (0.04)      (1.01)     18.73     28.05         381,367
11/30/97             18.73       0.16           4.76           4.92       (0.05)      (1.04)     22.56     27.80         704,533
05/31/98#            22.56       0.04           5.31           5.35       (0.06)      (2.30)     25.55     23.85       1,029,515
--------------------------------------------------------------------------------------------------------------------------------
                                          Growth/Phoenix Investment Counsel Portfolio
2/9/93-11/30/93      10.00       0.17           0.61           0.78          --          --      10.78      7.80          65,032
11/30/94             10.78       0.16          (0.87)         (0.71)      (0.06)         --      10.01     (6.64)        104,194
11/30/95             10.01       0.12           3.14           3.26       (0.13)         --      13.14     32.92         149,910
11/30/96             13.14       0.11           2.16           2.27       (0.11)      (0.91)     14.39     18.40         186,368
11/30/97             14.39       0.11           2.48           2.59       (0.10)      (1.26)     15.62     19.78         218,496
05/31/98#            15.62       0.02           1.94           1.96       (0.12)      (2.76)     14.70     12.68         233,269
--------------------------------------------------------------------------------------------------------------------------------
                                                    Putnam Growth Portfolio
2/9/93-11/30/93      10.00       0.02           0.02           0.04          --          --      10.04      0.40          42,911
11/30/94             10.04       0.03          (0.01)          0.02       (0.01)         --      10.05      0.19          75,342
11/30/95             10.05      (0.01)          3.09           3.08       (0.03)         --      13.10     30.66         115,276
11/30/96             13.10         --           2.61           2.61          --          --      15.71     19.92         160,073
11/30/97             15.71       0.03           3.93           3.96          --       (0.52)     19.15     26.01         234,726
05/31/98#            19.15       0.01           3.01           3.02       (0.02)      (3.08)     19.07     15.65         320,428
--------------------------------------------------------------------------------------------------------------------------------
                                                     Real Estate Portfolio
6/2/97-11/30/97      10.00       0.16           1.37           1.53          --          --      11.53     15.30          29,565
05/31/98#            11.53       0.20          (0.41)         (0.21)      (0.16)      (0.01)     11.15     (1.86)         53,271
--------------------------------------------------------------------------------------------------------------------------------
                                                  Aggressive Growth Portfolio
6/3/96-11/30/96      10.00       0.02           0.34           0.36          --          --      10.36      3.60          35,124
11/30/97             10.36       0.01           1.40           1.41       (0.01)         --      11.76     13.62         103,603
05/31/98#            11.76       0.02           0.29           0.31          --          --      12.07      2.64         112,531
--------------------------------------------------------------------------------------------------------------------------------
                                           International Growth and Income Portfolio
6/2/97-11/30/97      10.00       0.03           0.38           0.41          --          --      10.41      4.10          42,844
05/31/98#            10.41       0.10           1.91           2.01       (0.03)      (0.06)     12.33     19.46          94,656
--------------------------------------------------------------------------------------------------------------------------------
                                                   Global Equities Portfolio
2/9/93-11/30/93      10.00       0.03           0.96           0.99          --          --      10.99      9.90          43,737
11/30/94             10.99       0.05           0.71           0.76       (0.01)      (0.07)     11.67      6.87         136,758
11/30/95             11.67       0.12           1.64           1.76       (0.08)      (0.29)     13.06     15.58         165,752
11/30/96             13.06       0.14           2.19           2.33       (0.14)      (0.33)     14.92     18.21         246,482
11/30/97             14.92       0.09           1.79           1.88       (0.13)      (0.69)     15.98     13.30         341,639
05/31/98#            15.98       0.04           2.85           2.89       (0.19)      (1.36)     17.32     18.21         417,005
--------------------------------------------------------------------------------------------------------------------------------
                                          International Diversified Equities Portfolio
10/28/94-11/30/94    10.00       0.01          (0.23)         (0.22)         --          --       9.78     (2.20)         12,438
11/30/95              9.78       0.07           0.38           0.45       (0.08)         --      10.15      4.63          48,961
11/30/96             10.15       0.05           1.43           1.48       (0.26)         --      11.37     14.85         157,008
11/30/97             11.37       0.09           0.28           0.37       (0.31)      (0.10)     11.33      3.52         248,927
05/31/98#            11.33       0.08           2.16           2.24       (0.40)      (0.15)     13.02     19.80         320,893
--------------------------------------------------------------------------------------------------------------------------------
                                                   Emerging Markets Portfolio
6/2/97-11/30/97      10.00       0.06          (2.03)         (1.97)         --          --       8.03    (19.70)         19,979
05/31/98#             8.03       0.03          (0.41)         (0.38)      (0.07)         --       7.58     (4.77)         29,046
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------


                                RATIO OF NET
                    RATIO OF     INVESTMENT
                    EXPENSES       INCOME                   AVERAGE
                   TO AVERAGE    TO AVERAGE    PORTFOLIO   COMMISSION
  PERIOD ENDED     NET ASSETS    NET ASSETS    TURNOVER    PER SHARE
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
                               Alliance Growth Portfolio
2/9/93-11/30/93       0.82%+++      0.61%+++       73%          N/A
11/30/94              0.82++        0.37++        146           N/A
11/30/95              0.79          0.51          138           N/A
11/30/96              0.71          0.51          121        0.0649
11/30/97              0.65          0.37          110        0.0617
05/31/98#             0.59+         0.34+          44           N/A
--------------------------------------------------------------------------------------------------------------------------------
2/9/93-11/30/93       0.82+++       2.20+++       165           N/A
11/30/94              0.81++        1.52++        211           N/A
11/30/95              0.76          1.01          229           N/A
11/30/96              0.74          0.82          164        0.0534
11/30/97              0.73          0.77          217        0.0530
05/31/98#             0.70+         0.28+          53           N/A
--------------------------------------------------------------------------------------------------------------------------------
                                Putnam Growth Portfolio
2/9/93-11/30/93       0.97+++       0.32+++        40           N/A
11/30/94              0.96++        0.31++         54           N/A
11/30/95              0.93         (0.05)          52           N/A
11/30/96              0.90         (0.02)          63        0.0443
11/30/97              0.91          0.18          125        0.0324
05/31/98#             0.87+         0.13+          30           N/A
--------------------------------------------------------------------------------------------------------------------------------
                                 Real Estate Portfolio
6/2/97-11/30/97       1.25+++       3.25+++         7        0.0600
05/31/98#             1.01+         3.49+           8           N/A
--------------------------------------------------------------------------------------------------------------------------------
                              Aggressive Growth Portfolio
6/3/96-11/30/96       1.05+++       0.46+++        47        0.0600
11/30/97              0.90         (0.13)         221        0.0600
05/31/98#             0.84+         0.31+         155           N/A
--------------------------------------------------------------------------------------------------------------------------------
                       International Growth and Income Portfolio
6/2/97-11/30/97       1.60+++       0.61+++        19        0.0030
05/31/98#             1.54+         1.80+          22           N/A
--------------------------------------------------------------------------------------------------------------------------------
                               Global Equities Portfolio
2/9/93-11/30/93       1.50+++       0.38+++        58           N/A
11/30/94              1.28          0.42           67           N/A
11/30/95              1.14          1.02          106           N/A
11/30/96              1.03          1.04           70        0.0256
11/30/97              0.95          0.58          115        0.0284
05/31/98#             0.89+         0.51+          40           N/A
--------------------------------------------------------------------------------------------------------------------------------
                      International Diversified Equities Portfolio
10/28/94-11/30/94     1.70+++       1.60+++        --           N/A
11/30/95              1.70++        0.76++         52           N/A
11/30/96              1.59          0.47           53        0.0023
11/30/97              1.35          0.82           56        0.0008
05/31/98#             1.27+         1.36+          29           N/A
--------------------------------------------------------------------------------------------------------------------------------
                               Emerging Markets Portfolio
6/2/97-11/30/97       1.90+++       1.33+++        49        0.0011
05/31/98#             1.90+         0.67+          33           N/A
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------


  * Calculated based upon average shares outstanding
 ** After fee waivers and expense reimbursements by the investment adviser
*** Does not reflect expenses that apply to the separate accounts of Anchor
    National Life Insurance Company and First SunAmerica Life Insurance Company. If such expenses had been included, total return would have been lower for each period presented.
  + Annualized

  ++ During the periods indicated, the investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income
     (loss) to average net assets would have been as follows:


 # Unaudited





                                                        EXPENSES                             NET INVESTMENT INCOME (LOSS)
                                         ---------------------------------------     --------------------------------------------
                                         1993   1994   1995   1996   1997   1998     1993    1994    1995    1996    1997    1998
    -----------------------------------------------------------------------------------------------------------------------------
    Alliance Growth Portfolio..........  1.56%  0.96%  0.79%  0.71%  0.65%  0.59%    (0.13)%  0.23%   0.51%   0.51%   0.37%  0.34%
    Growth/Phoenix Investment Counsel
     Portfolio.........................  1.28   0.87   0.76   0.74   0.73   0.70      1.74    1.46    1.01    0.82    0.77   0.28
    Putnam Growth Portfolio............  1.46   1.05   0.93   0.90   0.91   0.87     (0.17)   0.22   (0.05)  (0.02)   0.18   0.13
    Real Estate Portfolio..............    --     --     --     --   1.36   1.01        --      --      --      --    3.14   3.49
    Aggressive Growth Portfolio........    --     --     --   1.09   0.90   0.84        --      --      --    0.42   (0.13)  0.31
    International Growth and Income
     Portfolio.........................    --     --     --     --   2.02   1.54        --      --      --      --    0.19   1.80
    Global Equities Portfolio..........  2.52   1.28   1.14   1.03   0.95   0.89     (0.64)   0.42    1.02    1.04    0.58   0.51
    International Diversified Equities
     Portfolio.........................    --   3.50   2.09   1.59   1.35   1.27        --   (0.20)   0.37    0.47    0.82   1.36
    Emerging Markets Portfolio.........    --     --     --     --   2.60   1.90        --      --      --      --    0.63   0.67
    -----------------------------------------------------------------------------------------------------------------------------
    -----------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------
---------------------------------------------------------
               THE TRUST, ITS INVESTMENT OBJECTIVES AND POLICIES
---------------------------------------------------------
---------------------------------------------------------

The Trust, organized as a Massachusetts business trust on September 11, 1992, is an open-end management investment company. It was established to provide a funding medium for certain annuity contracts issued by various separate accounts (the "Accounts") of Anchor National Life Insurance Company and First SunAmerica Life Insurance Company (collectively referred to as the "Life Companies").


The Trust issues 25 separate series of shares ("Portfolios"), each of which represents a separately managed portfolio of securities with its own investment objectives. The Board of Trustees may establish additional series in the future. The current Portfolios are the Cash Management Portfolio, Corporate Bond Portfolio, Global Bond Portfolio, High-Yield Bond Portfolio, Worldwide High Income Portfolio, SunAmerica Balanced Portfolio, Balanced/ Phoenix Investment Counsel Portfolio, Asset Allocation Portfolio, Equity Income Portfolio, Utility Portfolio, Equity Index Portfolio, Growth-Income Portfolio, Federated Value Portfolio, Venture Value Portfolio, "Dogs" of Wall Street Portfolio, Alliance Growth Portfolio, Growth/Phoenix Investment Counsel Portfolio, Putnam Growth Portfolio, Real Estate Portfolio, Small Company Value Portfolio, Aggressive Growth Portfolio, Equity Index Portfolio, International Growth and Income Portfolio, Global Equities Portfolio, International Diversified Equities Portfolio and Emerging Markets Portfolio. All shares may be purchased or redeemed by the Accounts at net asset value without any sales or redemption charge.



SunAmerica Asset Management Corp. ("SAAMCo" or the "Adviser"), an indirect, wholly owned subsidiary of Anchor National Life Insurance Company, serves as investment adviser for all the Portfolios of the Trust. See "Management." Some Portfolios benefit from discretionary advisory services provided by separate registered investment advisers (each a "Subadviser"). Alliance Capital Management L.P. ("Alliance") serves as subadviser for the Global Equities, Alliance Growth and Growth-Income Portfolios; Davis Selected Advisers, L.P. ("Davis Selected") serves as subadviser for the Venture Value and Real Estate Portfolios; Federated Investment Counseling ("Federated") serves as subadviser for the Corporate Bond, Federated Value and Utility Portfolios; Goldman Sachs Asset Management ("GSAM") serves as subadviser for the Asset Allocation Portfolio; Goldman Sachs Asset Management International ("GSAM-International") serves as subadviser for the Global Bond Portfolio; First American Asset Management ("First American") serves as subadviser for the Equity Income, Small Company Value and Equity Index Portfolios; Morgan Stanley Asset Management Inc. ("MSAM") serves as subadviser for the International Diversified Equities and Worldwide High Income Portfolios; Phoenix Investment Counsel, Inc. ("Phoenix") serves as subadviser for the Growth/ Phoenix Investment Counsel and Balanced/Phoenix Investment Counsel Portfolios; and Putnam Investment Management, Inc. ("Putnam") serves as subadviser for the Putnam Growth, International Growth and Income and Emerging Markets Portfolios. There is no subadviser for the Cash Management, High-Yield Bond, SunAmerica Balanced, "Dogs" of Wall Street or Aggressive Growth Portfolios. SAAMCo performs all investment advisory services for these Portfolios.


Each Portfolio has investment objectives and certain policies as described in this Prospectus. There can be no guarantee that any Portfolio's investment objectives will be met or that the net return on an investment in a Portfolio will exceed that which could have been obtained through other investment or savings vehicles. Investors should carefully review the investment objectives and policies of a Portfolio and consider their ability to assume the risks involved before making an investment in a Portfolio. Each Portfolio also has certain fundamental investment restrictions, which are described in the Statement of Additional Information. A Portfolio's fundamental investment restrictions may not be changed without a majority of the outstanding voting securities of that Portfolio. All other investment practices may be changed without a vote of the shareholders. See "Shareholder Voting Rights."


The Global Bond, Worldwide High Income, International Diversified Equities and "Dogs" of Wall Street Portfolios are organized as separate "non-diversified" portfolios of the Trust (as such term is defined under the Investment Company Act of 1940, as amended, (the "1940 Act")); subject, however, to certain tax diversification requirements. See "Dividends, Distributions and Federal Taxes." Each of the Utility and Real Estate Portfolios intends to concentrate its investments in the industry stated in its name, which means that each Portfolio intends to invest at least 25% of its total assets in the securities of such industry. See "Investment Objectives and Policies -- Non-Diversified Status" in the Statement of Additional Information.

The Portfolios' investment objectives are discussed below. Reference to limitations and restrictions on Portfolio investment used herein apply at the time of purchase unless otherwise indicated. Please also see the section captioned "Description of Securities and Investment Techniques" for a more detailed description of the characteristics and risks associated with the types of securities in which the various Portfolios may invest. Reference is also made in the following sections to ratings assigned to certain types of securities by Standard & Poor's Rating Services, a Division of the McGraw-Hill Companies, Inc. ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch Investors Service, Inc. ("Fitch"), Duff & Phelps Credit Rating Co. ("Duff & Phelps") and Thomson BankWatch, Inc. ("Thomson BankWatch"), recognized independent securities ratings institutions. References to the particular ratings categories of the securities in which a Portfolio may invest should be read to include unrated securities deemed by the Adviser or Subadviser to be of comparable quality to the rated securities in such categories. A description of the ratings categories assigned by S&P, Moody's, Fitch, Thomson BankWatch and Duff & Phelps is contained in the Statement of Additional Information.


CASH MANAGEMENT PORTFOLIO

The Cash Management Portfolio seeks high current yield while preserving capital by investing in a diversified selection of money market instruments including corporate bonds and notes; commercial bank obligations; securities of the U.S. government, its agencies and instrumentalities; commercial paper and savings association obligations. These securities mature in 397 days or less. The Cash Management Portfolio also may enter into repurchase agreements and firm commitment agreements and purchase when-issued securities. See "Description of Securities and Investment Techniques."

The Cash Management Portfolio invests only in securities determined, in accordance with procedures established by the Trust's Board of Trustees, to present minimal credit risks. It is the current policy to invest only in instruments rated in the highest rating category by Moody's and S&P (for example, commercial paper rated P-1 and A-1 by Moody's and S&P, respectively) or in instruments that are issued, guaranteed or insured by the U.S. government, its agencies or instrumentalities, as to the payment of principal and interest, or in other instruments rated in the highest two categories by either Moody's or S&P, provided the issuer has commercial paper rated in the highest rating category by Moody's and S&P.

Although investments in the Cash Management Portfolio should present minimal market risk because the investments of the Portfolio consist of only short-term debt obligations, an investment in this Portfolio is subject to the risks of declining interest rates and the economy as a whole. Also, the return on an investment in the Cash Management Portfolio would not be the same as the return on an investment in a money market fund available directly to the public even where yields are equivalent, due to fees imposed at the variable annuity contract level.

CORPORATE BOND PORTFOLIO


The Corporate Bond Portfolio seeks high total return with only moderate price risk by investing primarily in investment grade fixed income securities. Under normal market conditions, at least 65% of the Portfolio's total assets will be invested in investment grade debt securities (i.e., those rated at the time of purchase within the four highest grades assigned by Moody's (Aaa, Aa, A or Baa) or by S&P (AAA, AA, A or BBB)), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (including mortgage-backed securities) or repurchase agreements collateralized by such investment grade or U.S. government securities. In addition, under normal circumstances, the Portfolio will invest at least 65% of the value of its total assets in corporate debt securities, including asset-backed securities and privately placed debt securities, of domestic and foreign issuers. Certain fixed rate obligations in which the Portfolio invests may involve equity characteristics. The Portfolio may, for example, invest in unit offerings that combine fixed rate securities and common stock or common stock equivalents such as warrants, rights and options. These may be purchased by the Portfolio only when the debt security meets the Portfolio's investment criteria and the value of the equity security or equity equivalent is relatively small. If the equity security or equity equivalent becomes valuable it will ordinarily be sold rather than exercised in the case of warrants, rights or options. It is anticipated that no more than 10% of the assets of the Portfolio will constitute equity securities or equity equivalents regardless of how such securities were acquired. To the extent that such securities are acquired, there may be some additional investment risk and countervailing opportunity, depending upon the extent to which the common stock price fluctuates.


Up to 35% of the Portfolio's total assets may be invested in the following: other types of debt securities, including those rated below investment grade, zero-coupon bonds, pay-in-kind securities, and units consisting of bonds and equity equivalents; commercial paper rated P-1 by Moody's or A-1 by S&P; obligations of banks having total assets in excess of $1 billion; and preferred stocks (including those rated below investment grade, convertible into, or carrying warrants to purchase, common stocks or other equity interests).


The Portfolio will generally invest in debt securities and preferred stocks rated below investment grade only to the extent that the Subadviser believes that lower credit quality of such securities is offset by more attractive yields. There is no limit with respect to the rating categories for securities in which the Portfolio may invest. The weighted average ratings by S&P as a percentage of all bonds held by the Portfolio during the fiscal year ended November 30, 1997 were: "AAA" 10.39%; "AA" 3.47%; "A" 21.23%; "BBB" 35.24%; "BB"
11.72%; and "B" 15.85%, and 2.10% in cash. See "Description of Securities and Investment Techniques -- Corporate Debt Instruments -- Lower Grade" for a description of lower-rated securities.

The Portfolio may invest in high quality short-term money market instruments denominated in U.S. dollars, including repurchase agreements, which are also authorized for purchase by the Cash Management Portfolio. The Portfolio may enter into "dollar rolls" in which the Portfolio sells mortgage or other asset-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same types, coupons and maturity) securities on a specified future date. The Portfolio may also invest in synthetic or derivative instruments based on permitted investments, including futures contracts, options, interest-rate swaps, mortgage swaps and interest-rate caps, floors and collars.

GLOBAL BOND PORTFOLIO


The investment objective of the Global Bond Portfolio is to provide investors with high total return, emphasizing current income and, to a lesser extent, providing opportunities for capital appreciation. Under normal circumstances, the Portfolio will seek to meet its investment objective by pursuing investment opportunities in foreign and domestic fixed income securities markets and by engaging in currency transactions to enhance returns and for the purpose of hedging its investments.


The fixed income securities in which the Portfolio may invest include: (i) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and custodial receipts thereof; (ii) securities issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies or instrumentalities or by multiple governmental entities (i.e., international organizations designated or supported by governmental entities to promote economic reconstruction or development, such as the World
Bank); (iii) corporate debt securities; (iv) certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, banks (including U.S. or foreign branches of U.S. banks or U.S. or foreign branches of foreign banks) having total assets of more than $1 billion; (v) commercial paper; and (vi) mortgage-related and asset-backed securities.


All securities purchased by the Portfolio will be rated at least BBB by S&P or Baa by Moody's. However, the Portfolio generally intends to invest at least 50% of its total assets in securities having the highest applicable credit quality rating. The debt securities in which the Portfolio will invest may have fixed, variable or floating interest rates.


In selecting securities for the Portfolio, the Subadviser will consider such factors as the security's duration, sector and credit quality rating as well as the security's yield and prospects for capital appreciation. It is expected that the Portfolio will use currency transactions both to enhance returns for a given level of risk and to hedge its exposure to foreign currencies. While the Portfolio will have both long and short currency positions, neither its net long foreign currency exposure nor its net short foreign currency exposure will exceed the value of the Portfolio's total assets.

Under normal circumstances, the Portfolio's duration is expected to be equal to that of its benchmark, the J.P. Morgan Global Government Bond Index, plus or minus 2-5 years. In addition, the Portfolio will normally maintain a dollar-weighted average duration of not more than 7.5 years. However, the Portfolio is not subject to any limitation with respect to the average maturity of its Portfolio or the individual securities in which the Portfolio may invest. Duration represents the weighted average maturity of expected cash flows on a debt obligation, discounted to present value. Maturity measures only the time until final payment is due on a bond or other debt security; it takes no account of the pattern of a security's cash flows over time. In computing the duration of its portfolio, the Subadviser will have to estimate the duration of debt obligations that are subject to prepayment or redemption by the issuer. The Portfolio may use various techniques to shorten or lengthen its dollar-weighted average duration, including the acquisition of debt obligations at a premium or discount, transactions in options, futures contracts, options on futures and mortgage and interest-rate swaps, caps, collars and floors. The Portfolio may also enter into dollar rolls.

It is expected that the Portfolio will employ certain active currency and interest-rate management techniques involving risks different from those associated with investing solely in dollar-denominated fixed income securities of U.S. issuers. Such active management techniques include transactions in options (including yield curve options), futures and options on futures, forward foreign currency exchange contracts, currency options and futures, currency, mortgage and interest-rate swaps, floors, caps and collars. The aggregate amount of the Portfolio's net currency exposure will not exceed its total asset value. However, to the extent that the Portfolio is fully invested in fixed income securities while also maintaining currency positions, it may be exposed to greater combined risk. The Portfolio's net currency positions may expose it to risks independent of its securities positions.

The Portfolio will, under normal market conditions, have at least 30% of its total assets, adjusted to reflect the Portfolio's net exposure after giving effect to currency transactions and positions, denominated in U.S. dollars. The Portfolio may, for temporary defensive purposes (such as when instability or unfavorable conditions exist in foreign countries), invest 100% of its total assets in U.S. dollar-denominated securities or securities of U.S. issuers.

The Portfolio may invest more than 25% of its total assets in the securities of corporate and governmental issuers located in each of Canada, Germany, Japan, and the United Kingdom as well as in the securities of U.S. issuers. Concentration of the Portfolio's investments in such issuers will subject the Portfolio, to a greater extent than if investment was more limited, to the risks of adverse securities markets, exchange rates and social, political or economic events which may occur in those countries. Not more than 25% of the Portfolio's total assets will be invested in securities of issuers in any other single foreign country. Concentration of the Portfolio's investments in such issuers will subject the Portfolio to the risks of adverse social, political or economic events which may occur in those countries.

Investment in foreign securities involves special risks. See "Description of Securities and Investment Techniques -- Risks and Considerations Applicable to Investment in Securities of Foreign Issuers."

HIGH-YIELD BOND PORTFOLIO


The primary investment objective of the High-Yield Bond Portfolio is high current income; its secondary investment objective is capital appreciation. Under normal market conditions, the Portfolio will invest at least 65% of its total assets in high-yield bonds. Subject to this requirement the Portfolio may maintain assets in cash or cash equivalents, including commercial bank obligations (certificates of deposit; bankers' acceptances, which are time drafts on a commercial bank for which the bank accepts an irrevocable obligation to pay at maturity; and demand or time deposits), commercial paper (short-term notes issued by corporations or governmental bodies) and obligations issued or guaranteed by the U.S. government. These "high-yield" bonds, commonly referred to as "junk bonds," typically are subject to greater market fluctuations and risk of loss of income and principal due to default by the issuer than are investments in lower-yielding, higher-rated bonds. Further, a substantial portion of the Portfolio's assets will generally be invested in long-term (over 10 years to maturity) and intermediate-term (3 to 10 years to maturity) fixed income securities, with emphasis on higher-yielding, higher-risk, lower-rated or unrated corporate bonds.



High-yield, high-risk bonds generally include any bonds that are rated Ba or below by Moody's or BB or below by S&P. Bonds rated Ba or BB or below are considered speculative. The Portfolio may invest without limitation in bonds rated as low as Ca by Moody's or C by S&P. In addition, the Portfolio may invest up to 10% of its total assets in bonds rated C by Moody's or D by S&P. The weighted average ratings by Moody's as a percentage of all bonds held by the Portfolio during the fiscal year ended November 30, 1997 were: "Aaa" -- 5.17%; "Ba" 14.04%; "B" 62.04%; and "Caa" 11.45%; and the balance 7.3% in unrated bonds which the adviser deemed comparable to "Caa" rating. See "Description of Securities and Investment Techniques -- Corporate Debt Instruments -- Lower Grade" and "Description of Securities and Investment Techniques -- Risk Factors Relating to High-Yield, High-Risk Bonds" for a more detailed description of these securities.


In pursuing its secondary investment objective of capital appreciation, the Portfolio may purchase high-yield bonds that are expected by the Adviser to increase in value due to improvements in their credit quality or ratings or anticipated declines in interest rates. In addition, the Portfolio may invest for this purpose up to 25% of its assets in equity securities, such as common stocks, or other securities having common stock characteristics. Securities designated as having "common stock" characteristics include, but are not limited to, securities convertible into or exchangeable for common stock. Such securities normally will be purchased as part of a unit with fixed income securities or when an unusual opportunity for capital appreciation is perceived due to anticipated improvement in the issuer's credit quality or ratings. The Portfolio also may purchase or hold warrants or rights.

Up to 25% of the Portfolio's assets may be invested in securities of foreign issuers, which are generally denominated in currencies other than the U.S. dollar. The Portfolio also has the ability to hold a portion of its assets in foreign currencies and to enter into forward foreign currency exchange contracts, currency options, currency and financial futures contracts, and options on such futures contracts. The Portfolio may enter into repurchase agreements and firm commitment agreements and may purchase securities on a when-issued basis. Investment in foreign securities also involves special risks. See "Description of Securities and Investment Techniques -- Risks and Considerations Applicable to Investment in Securities of Foreign Issuers."

WORLDWIDE HIGH INCOME PORTFOLIO

The investment objective of the Worldwide High Income Portfolio is high current income and, secondarily, capital appreciation, by investing primarily in a portfolio of high-yielding, fixed income securities of issuers located throughout the world. The Portfolio seeks to achieve its investment objective by allocating its assets among any or all of three investment sectors: U.S. corporate lower-rated and unrated debt securities, emerging country debt securities and global fixed income securities offering high real yields. The types of securities in each of these investment sectors are described in detail in the Statement of Additional Information. In selecting U.S. corporate lower-rated and unrated debt securities for the Portfolio, the Subadviser will consider, among other things, the price of the security, and the financial history, condition, prospects and management of the issuer. The Subadviser intends to invest a portion of the Portfolio's assets in emerging country debt securities that provide a high level of current income, while at the same time holding the potential for capital appreciation if the perceived creditworthiness of the issuers improves due to improving economic, financial, political, social or other conditions in the country in which the issuer is located. In addition, the Subadviser will attempt to invest a portion of the Portfolio's assets in fixed income securities of issuers in global fixed income markets displaying high real (inflation adjusted) yields. Under normal conditions, the Portfolio intends to invest between 80% and 100% of its total assets in some or all of three categories of higher-yielding securities, some of which may entail increased credit and market risk.

The Subadviser's approach to multi-currency fixed income management is strategic and value-based and designed to produce an attractive real rate of return. The Subadviser's assessment of the bond markets and currencies is based on an analysis of real interest rates. Current nominal yields of securities are adjusted for inflation prevailing in each currency sector using an analysis of past and projected inflation rates. The Portfolio's aim is to invest in bond markets which offer the most attractive real returns relative to inflation.

From time to time, a portion of the Portfolio's investments, which may be up to 100% of its investments, may be considered to have credit quality below investment grade as determined by internationally recognized credit rating agency organizations, such as Moody's and S&P. Such lower-rated bonds are commonly referred to as "junk bonds." Securities in such lower rating categories may have predominantly speculative characteristics or may be in default. See "Description of Securities and Investment Techniques -- Corporate Debt Instruments -- Lower Grade" for a description of Moody's and S&P's corporate bond ratings. Ratings represent the opinion of rating agencies as to the quality of bonds and other debt securities they undertake to rate at the time of issuance. However, ratings are not absolute standards of quality and may not reflect changes in an issuer's creditworthiness. Accordingly, while the Subadviser will consider ratings, it will perform its own analysis and will not rely principally on ratings. Emerging country debt securities in which the Portfolio may invest will be subject to high risk and will not be required to meet a minimum rating standard and may not be rated for creditworthiness by any internationally recognized credit rating organization. The Portfolio's investments in U.S. corporate lower-rated and unrated debt securities and emerging country debt securities are expected to be rated in the lower and lowest rating categories of internationally recognized credit rating organizations. Ratings of a foreign debt instrument, to the extent that those ratings are undertaken, are related to evaluations of the country in which the issuer of the instrument is located. Ratings generally take into account the currency in which a foreign debt instrument is denominated; instruments issued by a foreign government in other than the local currency, for example, typically have a lower rating than local currency instruments due to the existence of an additional risk that the government will be unable to obtain the required foreign currency to service its foreign currency-denominated debt. In general, the ratings of debt securities or obligations issued by a foreign public or private entity will not be higher than the rating of the currency or the foreign currency debt of the central government of the country in which the issuer is located, regardless of the intrinsic creditworthiness of the issuer. To mitigate the risks associated with investment in such lower-rated securities, the Portfolio will diversify its holdings by market, issuer, industry and credit quality. The weighted average ratings by Moody's as a percentage of all bonds held by the Portfolio during the fiscal year ended November 30, 1997 were: "Aaa" 0.11%; "Baa" 1.11%; "Ba" 41.32%; "B" 44.20%; "Caa" 12.56%; and the balance 0.70% in unrated bonds. See "Risk Factors Relating to High-Yield, High-Risk Bonds" and "Risks and Considerations Applicable to Investment in Securities of Foreign Issuers" under "Description of Securities and Investment Techniques."

The Portfolio may invest in or own securities of companies in various stages of financial restructuring, bankruptcy or reorganization which are not currently paying interest or dividends, provided that the total value of all such securities will not exceed 10% of the value of the Portfolio's total assets. The Portfolio may have limited recourse in the event of default on such debt instruments. The Portfolio may invest in loans, assignments of loans and participation in loans. See the Statement of Additional Information for a description of these investments. The Portfolio may also invest in depositary receipts issued by U.S. or foreign financial institutions. See the Statement of Additional Information for further information.

The Portfolio is not restricted in the portion of its assets which may be invested in securities denominated in a particular currency and a substantial portion of its assets may be invested in non-U.S. dollar-denominated securities. The portion of the Portfolio's assets invested in securities denominated in currencies other than the U.S. dollar will vary depending on market conditions. The analysis of currencies is made independent of the analysis of markets. Value in foreign exchange is determined by relative purchasing power parity of a given currency. The Portfolio seeks to invest in currencies currently undervalued based on purchasing power parity. The Subadviser analyzes current account and capital account performance and real interest rates to adjust for short-term currency flows. Although the Portfolio is permitted to engage in a wide variety of investment practices designed to hedge against currency exchange rate risks with respect to its holdings of non-U.S. dollar-denominated debt securities, the Portfolio may be limited in its ability to hedge against these risks. See "Foreign Currency Transactions" under "Description of Securities and Investment Techniques." The Portfolio may also write (i.e., sell), covered call options and may enter into futures contracts and options on futures and sell indexed financial futures contracts. See "Options on Securities and Securities Indices" and "Futures Contracts and Options Thereon" under "Description of Securities and Investment Techniques."

The average time to maturity of the Portfolio's securities will vary depending upon the Subadviser's perception of market conditions. The Subadviser invests in medium-term securities (i.e., those with a remaining maturity of approximately 5 years) in a market neutral environment. When the Subadviser believes that real yields are high, the Subadviser lengthens the remaining maturities of securities held by the Portfolio and, conversely, when the Subadviser believes real yields are low, it shortens the remaining maturities. Thus, the Portfolio is not subject to any restrictions on the maturities of the debt securities it holds, and the Subadviser may vary the average maturity of the securities held in the Portfolio without limit.

The Portfolio may also invest in other types of securities and/or engage in a variety of investment strategies including, but not limited to, zero-coupon, pay-in-kind, illiquid and restricted securities; repurchase agreements; and borrowing for investment and temporary purposes. See "Description of Securities and Investment Techniques." For temporary defensive purposes, the Portfolio may invest part or all of its total assets in cash or in short-term securities, including certificates of deposit, commercial paper, notes, obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities.

SUNAMERICA BALANCED PORTFOLIO

The investment objective of the SunAmerica Balanced Portfolio is to conserve principal by maintaining at all times a balanced portfolio of stocks and bonds. In seeking to achieve the investment objective of the Portfolio, the Adviser has the flexibility to select among different types of investments for capital growth and income and may alter the composition of the Portfolio as economic and market trends change. The Adviser considers both the opportunity for gain and the risk of loss in making investments. The

Adviser anticipates that, over the long-term, the Portfolio will consist of equity investments, in the form of common and preferred stocks, warrants and other rights, as well as long-term bonds and other debt securities such as convertible securities, short-term investments and U.S. government securities. The Portfolio will, under normal circumstances, invest at least 25% of its assets in fixed income senior securities; however, the fixed income component will exceed 25% when the Adviser believes such an adjustment in portfolio mix to be necessary in order to conserve principal, such as in anticipation of decline in the equities market. The Adviser shifts its emphasis among these different types of investments, as well as among various industry sectors, as financial trends and economic conditions change.

In selecting equity investments, the Adviser typically seeks companies of medium to large capitalizations (generally $1 billion or more) that, based on their future prospects or opportunities, it believes are undervalued in the marketplace. Investments in companies with market capitalizations of less than $1 billion may be more volatile than investments in companies with larger market capitalizations, and thus the Portfolio intends to limit its investments in such companies to no more than 20% of its total assets. See "Description of Securities and Investment Techniques -- Investment in Small Cap Companies."

In selecting debt investments, the Adviser seeks debt securities with longer maturities during periods of anticipated lower interest rates and shorter-term debt securities when interest rates are expected to rise. The Adviser generally selects long-term debt securities from high quality bonds (rated AA or higher by S&P, Aa or higher by Moody's) to achieve income and capital gains. The Adviser may also invest the Portfolio's assets in high quality, short-term debt securities (such as commercial paper rated A-1 by S&P or P-1 by Moody's, or determined by the Adviser to be of equivalent quality if unrated). However, the Adviser may invest up to 10% of the value of the Portfolio's total assets in securities rated as low as BBB by S&P or Baa by Moody's. See "Fixed Income Securities" in "Description of Securities and Investment Techniques" below for a discussion of the risks associated with investing in such securities. See also the Statement of Additional Information for a description of securities ratings.

The Adviser may select equity and debt securities for the Portfolio issued by either domestic or foreign issuers. See "Description of Securities and Investment Techniques" for a description of the risks associated with foreign securities.

BALANCED/PHOENIX INVESTMENT
COUNSEL PORTFOLIO

The Balanced/Phoenix Investment Counsel Portfolio, seeks as its investment objectives reasonable income, long-term capital growth and conservation of capital. The Portfolio intends to make investments based on combined considerations of risk, income, capital enhancement and protection of capital value.

The Portfolio may invest in any type or class of security. Under normal circumstances, the Portfolio will invest in common stocks and fixed income securities; however, it may also invest in securities convertible into common stock. At least 25% of the value of the Portfolio's assets will normally be invested in fixed income senior securities. The Portfolio may also engage in certain options transactions and enter into financial futures contracts and related options for hedging purposes, and may invest in zero coupon debt obligations. Notwithstanding the foregoing, for temporary defensive purposes, the Portfolio may actively pursue a policy of retaining cash or investing part or all of its assets in cash equivalents, such as government securities and high quality commercial paper. See "Description of Securities and Investment Techniques" for a full discussion of the types of securities in which the Portfolio may invest.

The Portfolio may invest up to 25% of the value of the Portfolio's total assets in securities of foreign issuers, including emerging market securities and those issued by foreign branches of U.S. banks. Such foreign investments may involve a higher degree of risk than investments in domestic issuers. Foreign securities are often denominated in foreign currencies, which means that their value will be affected by changes in exchange rates, as well as other factors that affect securities prices. Investment in foreign securities involves special risks. See "Description of Securities and Investment Techniques -- Risks and Considerations Applicable to Investment in Securities of Foreign Issuers."


With respect to investment in fixed income securities, the Portfolio intends to emphasize investments in investment grade fixed income securities which are rated within the four highest categories by recognized rating agencies such as Moody's, S&P, Duff & Phelps or Fitch. However, the Portfolio may invest in lower- or non-rated fixed income securities, but will not invest more than 35% of its net assets in high-yield, high-risk fixed income securities. A fixed-income securities issue may have its ratings reduced below the minimum permitted for purchase by the Portfolio. In that event, the Subadviser will determine whether the Portfolio should continue to hold such security. If, in the Subadviser's opinion, market conditions warrant, the Portfolio may, from time to time, increase its position in lower and non-rated securities. Investment in lower-rated and unrated fixed income securities involves certain risks not attendant to higher-rated securities. For the fiscal year ended November 30, 1997, 5.3% of the Portfolio's bond holdings were below investment grade. See "Description of Securities and Investment Techniques -- Corporate Debt Instruments" and "Description of Securities and Investment Techniques -- Risk Factors Relating to High-Yield, High-Risk Bonds" for a full discussion of below investment grade fixed income securities and the risks associated therewith.

ASSET ALLOCATION PORTFOLIO

The investment objective of the Asset Allocation Portfolio is high total return (including income and capital gains) consistent with preservation of capital over the long-term. The Portfolio seeks to achieve its objectives by investing in a diversified portfolio that can include common stocks and other securities having common stock characteristics, bonds and other intermediate and long-term fixed income securities, including mortgage-related and asset-backed securities, and money market instruments (debt securities maturing in 397 days or less). Securities designated as having "common stock" characteristics include, but are not limited to, securities convertible into, or exchangeable for, common stock.

The Subadviser will determine the relative mix of equities, fixed income securities and money market instruments for the Portfolio based on its view of long-term economic and market trends under the relative risks and opportunities for long-term total return of the different classes of assets. Under normal conditions, the Subadviser expects (but is not required) to maintain an investment mix falling within the following ranges: 40% to 80% in equities; 20% to 50% in fixed income securities; and 0% to 40% in money market instruments. The Subadviser may make frequent shifts within these broad ranges whenever, in the Subadviser's judgment, market or economic changes warrant a reallocation. The Subadviser intends, in normal situations, to make any shifts in the Portfolio's asset allocation gradually over time based on its views of long-term trends and conditions.

The Portfolio may invest in securities of foreign issuers, including issuers in emerging countries (which are generally denominated in currencies other than the U.S. dollar), although there is no requirement that the Portfolio maintain investments in foreign issuers. See "Description of Securities and Investment Techniques -- Risks and Considerations Applicable to Investment in Securities of Foreign Issuers." The Portfolio also has the ability to hold a portion of its assets in foreign currencies and to enter into forward foreign currency exchange contracts, currency options, currency swaps, currency and financial futures contracts, and options on such futures contracts.

The Portfolio's fixed income investments will consist primarily of "investment grade" bonds; that is, bonds that are rated BBB or better by S&P or Baa or better by Moody's. Up to 25% of the Portfolio's fixed income assets may be invested in securities that are below investment grade as defined above, including securities rated as low as CC by S&P or Ca by Moody's. Securities rated BBB or below by S&P or Baa or below by Moody's are considered to have speculative characteristics. The weighted average ratings by S&P as a percentage of all bonds held by the Portfolio during the fiscal year ended November 30, 1997 were: "AAA" 60.04%; "AA" 0.36%; "A" 6.46%; "BBB" 14.48%; "BB" 15.10%; "B"
2.04%; and CCC/NR 1.52%. For a more detailed description of the risks involved with these securities, see "Description of Securities and Investment
Techniques -- Corporate Debt Instruments -- Lower Grade" and "-- Risk Factors Relating to High-Yield, High-Risk Bonds." The Portfolio's investments in foreign fixed income securities will be concentrated in securities issued or guaranteed as to principal and interest by foreign governments or their agencies and instrumentalities or by multinational agencies.

The Portfolio may enter into repurchase agreements and firm commitment agreements, and may purchase when-issued securities. The Portfolio may also engage in interest-rate swaps, mortgage swaps, transactions involving interest-rate caps, floors and collars, dollar rolls and securities lending.


EQUITY INCOME PORTFOLIO



The Equity Income Portfolio seeks long-term growth of capital and income. Under normal market conditions, the Portfolio invests at least 65% of its total assets in equity securities of issuers believed by the Subadviser to be characterized by sound management, the ability to finance expected growth and the ability to pay above average dividends.



The Portfolio invests in equity securities that have relatively high dividend yields and which, in the Subadviser's opinion, will result in a relatively stable Portfolio dividend with a growth rate sufficient to maintain the purchasing power of the income stream. Although the Subadviser anticipates that higher yielding equity securities will generally represent the core holdings of the Portfolio, the Portfolio may invest in lower yielding but higher growth equity securities to the extent that the Subadviser believes such investments are appropriate to achieve fund balance. All securities held by the Portfolio will normally provide current income consistent with the Portfolio's investment objective.



The "equity securities" in which the Portfolio may invest include corporate debt obligations that are convertible into common stock. These convertible debt obligations may include obligations rated as low as CCC by S&P or Caa by Moody's or which have been assigned an equivalent rating by another nationally recognized statistical rating organization. Debt obligations rated less than BBB by S&P or Baa by Moody's are considered to be less than "investment grade" and are sometimes referred to as "junk bonds." Obligations rated CCC by S&P or Caa by Moody's are considered to be of poor standing and are predominantly speculative. For a more detailed description of the risks involved with these securities, see "Description of Securities and Investment Techniques -- Corporate Debt Instruments" and "-- Risk Factors Relating to High-Yield, High-Risk Bonds." If the rating of an obligation is reduced below the categories set forth above after purchase or is discontinued, the Portfolio is not required to sell the obligation but may consider doing so.



Purchases of less than investment grade convertible debt obligations are intended to advance the Portfolio's objective of long-term growth of capital through the "upside" potential of the obligations' conversion features and to advance the Portfolio's objective of income through receipt of interest payable on the obligations. The Portfolio will not invest more than 25% of its total assets in convertible debt obligations that are rated less than investment grade.



The Portfolio also may invest up to 35% of its total assets in fixed income securities including securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, nonconvertible preferred stocks, nonconvertible corporate debt securities, and short-term obligations including "cash items" such as rated commercial paper and variable amount master demand notes; U.S. dollar-denominated time and savings deposits (including certificates of deposit); bankers' acceptances; repurchase agreements collateralized by eligible investments of the Portfolio securities of other mutual funds which invest primarily in debt obligations with remaining maturities of 397 days or less (which investments also are subject to the advisory fee); and other similar high-quality short-term U.S. dollar-denominated obligations.



Subject to the limitations stated above, the Portfolio may invest up to 25% of its total assets in securities of foreign issuers which are either listed on a U.S. stock exchange or represented by American Depositary Receipts ("ADRs"). Investment in foreign securities involves special risks. See "Description of Securities and Investment Techniques -- Risks and Considerations Applicable to Investment in Securities of Foreign Issuers."



In addition, the Portfolio may (i) enter into repurchase agreements; (ii) in order to attempt to reduce risk, purchase put and call options on equity securities and on stock indices; (iii) write covered call options covering up to 25% of the equity securities owned by the Portfolio and write call options on stock indices related to such equity securities; (iv) purchase securities on a when-issued or delayed delivery basis; and (v) engage in the lending of fund securities. See "Description of Securities and Investment Techniques" for more information on these securities and strategies.



For temporary defensive purposes, the Portfolio may, without limitation, hold cash or invest in cash items of the kinds described above. The Portfolio also may invest not more than 35% of its total assets in cash and cash items in order to utilize assets awaiting normal investment.


UTILITY PORTFOLIO

The Utility Portfolio seeks high current income and moderate capital appreciation. The Portfolio's investment approach is based on the Subadviser's conviction that over the long-term, the economy will continue to expand and develop and that this economic growth will be reflected in the growth of the revenues and earnings of utility companies. The Portfolio intends to achieve its investment objective by investing in equity and debt securities of utility companies that produce, transmit, or distribute gas and electric energy as well as those companies that provide communications facilities, such as telephone and telegraph companies.

The Portfolio will, under normal circumstances, invest at least 65% of its total assets in securities of utility companies. Such investments will be primarily in common stocks selected by the Subadviser on the basis of traditional research techniques, including assessment of earnings and dividend growth prospects and of the risk and volatility of an issuer's industry. However, other factors, such as product position, market share, or profitability will also be considered by the Subadviser. The Portfolio may also invest in preferred stocks, corporate bonds, notes, and warrants of utility companies. Fixed income securities purchased by the Portfolio will be rated at least BBB by S&P or Baa by Moody's.

The Portfolio may also invest in other types of securities and/or engage in a variety of investment strategies, including: U.S. government securities; money market instruments; foreign securities; illiquid securities; repurchase and reverse repurchase agreements; securities lending; when-issued and delayed-delivery transactions; and options, financial futures and options on such futures. See "Description of Securities and Investment Techniques" for more information on these securities and strategies. For temporary defensive purposes, the Portfolio may invest up to 100% of its assets in cash, cash equivalents and short-term debt instruments.

Risk Factors Applicable to Utility Securities -- There exist certain risks associated with the utility industry of which investors in the Portfolio should be aware. These include (i) utility companies' difficulty in earning adequate returns on investment despite frequent rate increases; (ii) restrictions on operations and increased costs and delays due to governmental regulations; (iii) building or construction delays; (iv) environmental regulations; (v) difficulty of the capital markets in absorbing utility debt and equity securities; and (vi) difficulties in obtaining fuel at reasonable prices. Further information concerning the risks associated with the utility industry generally, and particular segments within the utility industry is contained in the Statement of Additional Information.

Reducing Risks of Utility Securities -- The Subadviser believes that the risks of investing in utility securities can be reduced. The professional portfolio management techniques used by the Subadviser to attempt to reduce these risks include credit research and diversification techniques. The Subadviser will perform its own credit analysis in addition to using recognized rating agencies, and will obtain information from other sources, including the issuer's management and other investment analysts. The Subadviser's credit analysis will consider the issuer's financial soundness, its responsiveness to changes in interest rates and business conditions, and its anticipated cash flow, interest or dividend coverage, and earnings. In evaluating an issuer, the Subadviser places special emphasis on the estimated current value of the issuer's assets rather than historical cost.

EQUITY INDEX PORTFOLIO



The Equity Index Portfolio seeks investment results that correspond to the performance of the S&P 500. The Equity Index Portfolio invests primarily (at least 65% of total assets) in common stocks included in the S&P 500. The Subadviser believes that the Portfolio's objective can best be achieved by investing in the common stocks of approximately 50% to 100% of the issues included in the S&P 500, depending on the size of the Portfolio.



The Portfolio is managed by utilizing a computer program that identifies which stocks should be purchased or sold in order to replicate, as closely as possible, the composition of the S&P 500. The Portfolio includes a stock in its investment portfolio in the order of the stock's weighting in the S&P 500, starting with the most heavily weighted stock. Thus, the proportion of Portfolio assets invested in a stock or industry closely approximates the percentage of the S&P 500 represented by that stock or industry. Portfolio turnover is expected to be well below that of actively managed mutual funds. Inasmuch as the common stock of the Adviser's parent company (SunAmerica, Inc.) and the Subadviser's parent company (U.S. Bancorp) are included in the S&P 500, such stocks may be purchased by the Portfolio consistent with its indexing-based policies.



Because the Portfolio may not always hold all of the stocks included in the S&P 500, the Portfolio will not duplicate the S&P 500's performance precisely. However, there will be a close correlation between the Portfolio's performance and that of the S&P 500 in both rising and falling markets. The Portfolio will attempt to achieve a correlation between the performance of its portfolio and that of the S&P 500 of at least 95%, without taking into account expenses of the Portfolio. A perfect correlation would be indicated by a figure of 100%, which would be achieved if the Portfolio's net asset value, including the value of its dividends and capital gains distributions, increased or decreased in exact proportion to changes in the S&P 500. The Portfolio's ability to replicate the performance of the S&P 500 may be affected by, among other things, changes in securities markets, the manner in which S&P calculates the S&P 500, the amount and timing of cash flows into and out of the Portfolio, commissions, sales charges (if any) and other expenses. Although cash flows into and out of the Portfolio will affect portfolio turnover rate and its ability to replicate the S&P 500's performance, investment adjustments will be made, as practicably as possible, to account for these circumstances. In the event the Portfolio is unable to achieve this correlation over time, the

Board of Trustees of the Trust will consider alternative strategies for the Portfolio.



The Portfolio also may invest up to 20% of its total assets, in the aggregate, in stock index futures contracts, options on stock indices, options on stock index futures, and index participation contracts based on the S&P 500. The Portfolio will not invest in these types of contracts and options for speculative purposes, but rather to maintain sufficient liquidity to meet redemption requests; to increase the level of portfolio assets devoted to replicating the composition of the S&P 500; and to reduce transaction costs. See "Description of Securities and Investment Techniques" for more information on these securities and strategies. In addition, the Portfolio may engage in securities lending described under "Description of Securities and Investment Techniques -- Securities Lending."



For temporary defensive purposes, the Portfolio may, without limitation, hold cash or invest in cash items including rated commercial paper and variable amount master demand notes; U.S. dollar-denominated time and savings deposits (including certificates of deposit); bankers' acceptances; repurchase agreements collateralized by eligible investments of a Portfolio; and other similar high-quality short-term U.S. dollar-denominated obligations. The Portfolio may also invest not more than 35% of its total assets in the above items in order to utilize assets awaiting normal investment.


GROWTH-INCOME PORTFOLIO

The Growth-Income Portfolio seeks growth of capital and income. In the selection of securities for investment, the possibilities of appreciation and potential dividends are given more weight than current yield. Ordinarily, the assets of the Portfolio consist principally of a diversified group of common stocks, but other types of securities, including preferred stocks, corporate bonds and convertible bonds, may be held when deemed advisable. The Subadviser determines the relative amounts to be invested in common stocks, preferred stocks, bonds (including corporate and convertible), securities of the U.S. government, its agencies and instrumentalities, cash and cash equivalents (such as commercial bank and savings association obligations, commercial paper and short-term corporate bonds and notes) and repurchase agreements. See "Description of Securities and Investment Techniques."

FEDERATED VALUE PORTFOLIO

The Federated Value Portfolio seeks growth of capital and income. The Portfolio pursues its investment objective by investing, under normal circumstances, at least 65% of its assets in a portfolio of securities issued by the one hundred companies contained in "The Leaders List" described below. The Portfolio's investment approach is based upon the Subadviser's conviction that over the longer term, the economy will continue to expand and develop and that this economic growth will be reflected importantly in the growth of major corporations. Generally, the Subadviser makes portfolio selections utilizing fundamental analysis, with emphasis on the issuer's earning power, financial condition and valuation.

The securities in which the Portfolio invests include, but are not limited to: common stocks; preferred stocks; domestic issues of corporate debt obligations; and warrants. The fixed income securities in which the Portfolio may invest must be rated at least BBB by S&P, Baa by Moody's, or BBB by Fitch. If a security loses its rating or has its rating reduced after the Portfolio has purchased it, the Portfolio is not required to sell the security, but will consider doing so.

The Portfolio may also invest in other securities and/or engage in various investment strategies, including: foreign securities; repurchase agreements; illiquid securities; and securities lending. See "Description of Securities and Investment Techniques" for more information on these securities and strategies. For temporary or defensive purposes, the Portfolio may also hold cash and invest in U.S. government securities in such proportions as the Subadviser may deem necessary for such purposes.

"The Leaders List" is a trade name which represents a list of 100 blue chip companies selected by the Subadviser. In the opinion of the Subadviser, securities of these companies represent diversified and highly marketable investments. The Subadviser uses its proprietary securities selection process to evaluate the relative value of securities suitable for "The Leaders List." The Subadviser also uses a number of standards and fundamental research factors in selecting "The Leaders List." "The Leaders List" generally includes leading companies in their industries determined in terms of sales, earnings, and/or market capitalization. Companies on "The Leaders List" typically have a market capitalization in excess of $1 billion. The list is subject to continuous review and modification.

VENTURE VALUE PORTFOLIO

The Venture Value Portfolio seeks growth of capital. Under normal circumstances, the assets of the Portfolio will be invested in securities which the Subadviser believes have above-average appreciation potential. Usually these securities are common stocks. Income is not a significant factor in selecting investments for the Portfolio.

Generally, the Portfolio will invest predominantly in equity securities of companies with market capitalizations of at least $250 million. Investments will consist of issues which the Subadviser believes have capital growth potential due to factors such as undervalued assets or earnings potential, product development and demand, favorable operating ratios, resources for expansion, management abilities, reasonableness of market price, and favorable overall business prospects. These companies may offer greater potential for capital appreciation but may also involve certain risks. See "Description of Securities and Investment Techniques -- Investment in Small Cap Companies."

The Portfolio may invest in securities of foreign issuers. Such foreign investments may involve a higher degree of risk than investments in domestic issuers. Foreign securities are often denominated in foreign currencies, which means that their value will be affected by changes in exchange rates, as well as other factors that affect securities prices. To help reduce exposure to currency fluctuations, the Portfolio may trade in forward foreign currency exchange contracts (forward contracts), currency futures contracts and options thereon, and securities indexed to foreign securities. The Subadviser will use these techniques to lock in an exchange rate in connection with transactions in securities denominated or traded in foreign currencies, to hedge the currency risk in foreign securities held by the Portfolio and to hedge a currency risk involved in an anticipated purchase of foreign securities.

The Portfolio will generally invest in securities of foreign companies through trades of individual securities on recognized exchanges and developed over-the-counter markets, through ADRs covering such securities, and through U.S. registered investment companies primarily investing in foreign securities. With respect to other registered investment companies, no such investment may cause more than 10% of the Portfolio's total assets to be invested in such companies. Such other investment companies usually have their own management costs or fees and the Portfolio's Subadviser earns its regular fee on such assets.

Investment in foreign securities and engaging in foreign currency transactions involves special risks. See "Description of Securities and Investment
Techniques -- Risks and Considerations Applicable to Investment in Securities of Foreign Issuers" and " -- Foreign Currency Transactions."

Sometimes a more defensive position may be desirable under certain economic or financial circumstances. At these times, the Portfolio may, without limitation, hold assets in cash and cash equivalents, including repurchase agreements, or in fixed income or other defensive securities rather than in securities selected for appreciation potential. The Portfolio may also have such holdings temporarily for the purpose of managing exceptional in-flows and out-flows of cash.

The Portfolio may also engage in other types of investment practices, including, but not limited to, investment in illiquid securities and lending of portfolio securities. See "Description of Securities and Investment Techniques" for a description of these investment techniques and a discussion of the other techniques in which the Portfolio may engage.


"DOGS" OF WALL STREET PORTFOLIO


The investment objective of the "Dogs" of Wall Street Portfolio is to seek total return (including capital appreciation and current income) through a passively managed strategy involving the annual selection of thirty high dividend yielding common stocks from the Dow Jones Industrial Average ("DJIA")(1) and the broader market. The thirty stocks will consist of (1) the ten highest yielding stocks in the DJIA and (2) the twenty other highest yielding stocks of the largest industrial companies in the market (with market capitalizations of at least $1 billion) that have been assessed as being of high quality from the perspective of historical earnings and dividend performance. The Adviser will rely on independently published reports for purposes of selecting these twenty stocks. The Adviser will employ the same methodology, using the same analytical parameters and benchmarks, in selecting the thirty stocks each year.

---------------

(1) "Dow Jones Industrial Average" is a trademark of Dow Jones & Company, Inc. ("Dow Jones"). None of the Trust, the Portfolio or SAAMCo is affiliated with, nor is the Trust or the Portfolio sponsored by, Dow Jones. Dow Jones has not participated in any way in the creation of the Trust or the Portfolio or in the selection of the stocks included in the Portfolio, nor has Dow Jones viewed or approved any information included in this Prospectus.

The Portfolio's stock selection criteria is designed to implement a "value" oriented philosophy of investing principally in securities believed to be undervalued in the market. This philosophy reflects a contrarian approach, in that the potential for superior relative performance is believed to be the highest when stocks of fundamentally solid companies are out of favor. The selection criteria is calculated to identify stocks of large, well-known companies with solid financial strength and generous dividend yields that have low price-earnings ratios ("P/E ratios") and have been generally overlooked by the market.


The Portfolio invests in the thirty common stocks selected according to the methodology described above. The Adviser will annually rebalance the Portfolio's holdings within the first several weeks of each year according to the same selection criteria, based on information as of the preceding December 31. The Adviser will rebalance the Portfolio's holdings to create equal weightings among the thirty stocks by purchasing new stocks that meet the selection criteria, selling stocks that no longer meet the selection criteria, and adjusting its ownership of stocks that continue to meet the criteria in order to achieve the proper weightings of each of the thirty stocks.


The Portfolio employs a buy and hold strategy over the course of each year, which ignores market timing and rejects active management. The Adviser anticipates that the thirty stocks held by the Portfolio will remain the same throughout the course of a year, despite any adverse developments concerning a particular stock, an industry, the economy or the stock market generally. However, due to purchases and redemptions of Portfolio shares during the year and changes in the market value of the stock positions held by the Portfolio, it is likely that the weightings of the stock positions in the Portfolio will fluctuate throughout the year.

As the Portfolio's shares are sold during the year, new cash received by the Portfolio is first used to the extent necessary to meet redemption requests. The balance of any such cash invested weekly (or more frequently as the Adviser deems necessary) in the thirty stocks selected for the Portfolio as of its most recent rebalancing in proportion to the current weightings of such stocks in the Portfolio and without any intention to rebalance the Portfolio's holdings on an interim basis. To the extent redemptions exceed available cash, the Portfolio generally meets redemption requests by selling stocks on a pro rata basis (subject to rounding and avoidance of odd lots), based on the current weightings of such stocks in the Portfolio and without any intention to rebalance the Portfolio's holdings on an interim basis.

The Adviser intends that the Portfolio be at all times fully invested in the stocks that are selected using the criteria described above, but reserves the right to deviate from the investment strategy to the extent necessary to comply with federal tax laws applicable to the Portfolio. In order to enhance its income, the Portfolio may lend its securities and enter into repurchase agreements. It may also seek to equitize uninvested cash through the use of options and futures strategies. See "Description of Securities and Investment Techniques."

HISTORICAL PERFORMANCE INFORMATION

The following tables compare the actual performance of the S&P 500 and the hypothetical performance of a model portfolio employing the same stock selection criteria as the "Dogs" of Wall Street Portfolio, rebalanced annually, for the historical periods indicated. The S&P 500 is used as the performance comparison because (1) it is the performance benchmark against which the Portfolio will be measured; and (2) it is the index most widely recognized as representative of the performance of the U.S. stock market. The S&P 500 is a composite index consisting of 500 common stocks that are traded on the New York Stock Exchange ("NYSE"), American Stock Exchange and NASDAQ National Market System. The companies that are included in the S&P 500 are leading companies of important industry segments within the U.S. economy.

The Portfolio's actual performance may differ from that of the hypothetical model for the following reasons: the Portfolio may not be fully invested at all times; appreciation or depreciation in an individual stock's value may cause stocks held by the Portfolio to be weighted unequally at any particular time; cash surpluses and deficits from purchases and redemptions of Portfolio shares may cause the Adviser to buy and sell stocks for the Portfolio between annual rebalancings; the Adviser may modify slightly the Portfolio's investment strategy as federal tax laws require; and the returns indicated in the hypothetical model exclude commission costs, advisory fees, expenses and taxes that would be borne by the Portfolio.

Because the returns for the model portfolio are hypothetical, they do not represent actual trading or the impact that material economic and market factors might have had on the Adviser's decision-making under actual circumstances. However, except as described above, the Adviser can presently foresee no circumstances that would cause deviation from the stock selection criteria used in managing the Portfolio. All returns contained in the tables below reflect reinvestment of dividends and other earnings. The results of the Portfolio's strategy are based on statistical data gathered by the Adviser.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
           PERFORMANCE COMPARISON OF S&P 500 AND HYPOTHETICAL RESULTS
                              OF THE STRATEGY FOR
                        "DOGS" OF WALL STREET PORTFOLIO
                      DECEMBER 31, 1988-DECEMBER 31, 1997
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The following tables represent the hypothetical performance of "Dogs" of Wall Street Portfolio obtained by applying its stock selection criteria retroactively to December 31, 1987. The performance of the Portfolio's stock selection criteria does not represent the performance of the Portfolio, nor does it reflect the advisory fees, commissions, expenses or taxes which would be borne by the Portfolio. The Portfolio's performance, as well as that of the S&P 500, would be lower if such fees and expenses were deducted. Past performance of the Portfolio's stock selection criteria is not predictive of future performance of such criteria or of the Portfolio.

               ANNUAL RESULTS
                                  "DOGS" OF
                                 WALL STREET
     YEAR ENDED        S&P 500    STRATEGY
12/31/88.............  16.56%       34.4%
12/31/89.............  31.62%       32.3%
12/31/90.............  -3.10%       -1.1%
12/31/91.............  30.40%       39.3%
12/31/92.............   7.61%       11.9%
12/31/93.............  10.06%       12.7%
12/31/94.............   1.82%       10.2%
12/31/95.............  37.55%       36.8%
12/31/96.............  22.95%       20.8%
12/31/97.............  33.35%       31.2%

              SUMMARY RESULTS

                                  "DOGS" OF
                                 WALL STREET
     YEAR ENDED        S&P 500    STRATEGY
Arithmetic average...  18.83%      22.85%
Standard deviation of
  return.............  14.42%      13.82%
1-yr.................  33.35%      31.20%
3-yr compounded*.....  31.14%      29.43%
5-yr compounded*.....  20.25%      21.91%
7-yr compounded*.....  19.74%      22.74%
10-yr compounded*....  18.03%      22.13%

* Quoted return is for the most recent period ended December 31, 1997

ALLIANCE GROWTH PORTFOLIO
GROWTH/PHOENIX INVESTMENT COUNSEL PORTFOLIO
PUTNAM GROWTH PORTFOLIO

The three Growth Portfolios have the same investment objectives, policies and restrictions, but have different Subadvisers. The investment objective of each Portfolio is to seek long-term growth of capital. Whatever current income is generated by the Portfolio is incidental to the objective of capital growth. Each Portfolio's objective of capital growth is sought by investing primarily in common stocks or securities with common stock characteristics. Securities designated as having "common stock" characteristics include, but are not limited to, securities convertible into or exchangeable for common stock. Such convertible securities may be rated below BBB by S&P or Baa by Moody's (i.e., junk bonds). See "Description of Securities and Investment Techniques -- Risk Factors Relating to High-Yield, High-Risk Securities". In addition, each Portfolio may from time to time purchase preferred stocks and debt securities. Each Portfolio's Subadviser considers the factors that it believes affect potential for capital appreciation, including an issuer's current and projected revenue, earnings, cash flow and assets, as well as general market conditions. When the outlook for common stocks is not considered promising, for temporary defensive purposes, a substantial portion of the assets may be invested in securities of the U.S. government, its agencies and instrumentalities, cash and cash equivalents (such as commercial bank and savings association obligations, commercial paper and short-term corporate bonds and notes) and repurchase agreements. Because the securities purchased by the Portfolios, in pursuing their investment objective, are selected for growth potential rather than production of income, the market values of such securities (and therefore, to a large extent, the net asset values per share of the Portfolios) will tend to be more volatile in response to market changes than they would be if income-producing securities were sought for investment by the Portfolios. Up to 25% of each Portfolio's total assets may be invested in foreign securities. See "Description of Securities and Investment Techniques -- Risks and Considerations Applicable to Investment in Securities of Foreign Issuers" and the Statement of Additional Information.

REAL ESTATE PORTFOLIO

The investment objective of the Real Estate Portfolio is total return through a combination of growth and income. It invests primarily in securities of companies principally engaged in or related to the real estate industry or which own significant real estate assets or which primarily invest in real estate financial instruments. Normally, at least 65% of its total assets will be invested in securities of companies which have at least 50% of the value of their assets, gross income or net profits attributable to ownership, financing, construction, management or sale of real estate, or to products or services that are related to real estate or the real estate industry. The Portfolio does not invest directly in real estate. Real estate companies include real estate investment trusts ("REITs"), or other securitized real estate investments, brokers, developers, lenders and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies. The Portfolio invests in common stocks and other equity securities and debt securities. In keeping with its primary growth objective, it will normally invest primarily in equity securities (including securities convertible into equity securities). It may also invest in fixed income securities for income or as a defensive strategy when the Subadviser believes that adverse economic or market conditions require such strategy.

The remaining 35% of the Portfolio's assets may be invested in securities of companies in any other industries. These may include companies which are not primarily involved in real estate operations or ownership but which have products or services relating to the real estate industry, such as manufacturers and distributors of building supplies, financial institutions which make or service real estate loans or companies which have substantial real estate assets such as some companies in the energy, retailing or railroad industries. There is no limitation on such investments except that the Portfolio intends to invest less than 25% of its total assets in the securities of any industry other than the real estate industry.

The Portfolio will invest in shares of REITs. REITs pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with various requirements relating to its organization, ownership, assets and income and with the requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs.

Risk Factors Applicable to The Real Estate Portfolio -- The Real Estate Portfolio will generally not purchase securities rated BB by S&P or Ba by Moody's or lower if such purchase would then cause more than 30% of the Portfolio's net assets to be invested in such securities. The Real Estate Portfolio does not presently intend to have more than 5% of its assets invested in fixed income securities rated below BBB by S&P or Baa by Moody's in the near future.

Because the Portfolio invests primarily in the real estate industry, it is subject to risks associated with the direct ownership of real estate. The Portfolio could also be subject to such risks by reason of direct ownership as a result of a default on a debt security it may own. These risks include declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, fluctuations in rental income, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates. If the Portfolio has rental income or income from the disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company.

Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of credit extended. Equity and Mortgage REITs are dependent upon management skill, may not be diversified and are subject to project financing risks. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code") and to maintain exemption from registration under the 1940 Act. Changes in interest rates may also affect the value of the debt securities in the Portfolio's portfolio. By investing in REITs indirectly through the Portfolio, a shareholder will bear not only his proportionate share of the expense of the Portfolio, but also, indirectly, similar expenses of the REITs, including compensation of management.


SMALL COMPANY VALUE PORTFOLIO



The Small Company Value Portfolio seeks capital appreciation. Under normal market conditions, Small Company Value Portfolio invests at least 65% of its total assets in equity securities of small capitalization companies. For these purposes, small capitalization companies are deemed those with market capitalizations of less than $1 billion at the time of purchase. In selecting equity securities, the Subadviser utilizes a value-based selection discipline, investing in equity securities it believes are undervalued relative to other securities in the same industry or market at the time of purchase. In assessing relative value, the Subadviser will consider such factors as ratios of market price to earnings, market price to book value, market price to assets, estimated earnings growth rate, cash flow and liquidation value.



The Portfolio also may invest up to 35% of its total assets in the aggregate in equity securities of issuers with a market capitalization of $1 billion or more and in fixed income securities including securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, nonconvertible preferred stocks, nonconvertible corporate debt securities, and short-term obligations including "cash items" such as rated commercial paper and variable amount master demand notes; U.S. dollar-denominated time and savings deposits (including certificates of deposit); bankers' acceptances; repurchase agreements collateralized by eligible investments of the Portfolio; securities of other mutual funds which invest primarily in debt obligations with remaining maturities of 397 days or less (which investments also are subject to the advisory fee); and other similar high-quality short-term U.S. dollar-denominated obligations.



Subject to the limitations states above, the Portfolio may invest up to 25% of its total assets in securities of foreign issuers which are either listed on a U.S. stock exchange or represented by ADRs. Investment in foreign securities involves special risks. See "Description of Securities and Investment
Techniques -- Risks and Considerations Applicable to Investment in Securities of Foreign Issuers."



In addition, the Portfolio may (i) enter into repurchase agreements; (ii) in order to attempt to reduce risk, purchase put and call options on equity securities and on stock indices; (iii) write covered call options covering up to 25% of the equity securities owned by the Portfolio; (iv) purchase securities on a when-issued or delayed delivery basis; and (v) engage in the lending of fund securities. See "Description of Securities and Investment Techniques" for more information on these securities and strategies.



For temporary defensive purposes, the Portfolio may without limitation hold cash or invest in cash items of the kinds described above. The Portfolio also may invest not more than 35% of its total assets in cash and cash items in order to utilize assets awaiting normal investment.


AGGRESSIVE GROWTH PORTFOLIO


The Aggressive Growth Portfolio seeks capital appreciation as its investment objective. The Portfolio pursues this investment objective by investing, under normal circumstances, at least 65% of its total assets in the equity securities of small, lesser known or new growth companies or industries, such as telecommunications, media and biotechnology. Such "Small Cap" companies will typically have, at the time of purchase, market capitalizations of under $1 billion and have achieved, or are expected to achieve, growth or earnings over various major business cycles. These companies may offer greater potential for capital appreciation but may also involve certain risks. See "Description of Securities and Investment Techniques -- Investment in Small Cap Companies." The Portfolio may invest in securities issued by well known and established domestic or foreign companies, as well as in newer and less-seasoned companies. Such securities may be listed on an exchange or traded over-the-counter. In addition, the Portfolio may invest up to 35% of its total assets in debt securities that have the potential for capital appreciation due to anticipated market conditions. The Portfolio may invest in securities rated as low as BBB by S&P or Baa by Moody's.



INTERNATIONAL GROWTH AND INCOME PORTFOLIO


The investment objective of the International Growth and Income Portfolio is growth of capital with current income as a secondary objective. The

Portfolio will seek its objectives by investing primarily in common stocks that offer potential for capital growth. The Portfolio may also invest, consistent with its objectives, in stocks that offer potential for current income. Under normal market conditions, the Portfolio expects to invest substantially all of its assets in securities principally traded on markets outside the U.S.



Moreover, the Portfolio will normally diversify its investments among a number of different countries and, except when investing for defensive purposes, will invest at least 65% of its total assets in at least three countries other than the U.S.


The Portfolio may also purchase corporate bonds, notes and debentures (including those rated below BBB by S&P or Baa by Moody's, i.e., junk bonds), preferred stocks, securities convertible into common stocks or other equity securities, or U.S. or foreign government securities if the Subadviser determines that their purchase would help further the Portfolio's investment objectives or for temporary defensive purposes. In addition, when circumstances warrant, the Portfolio may hold some or all of its assets in cash or high-quality money market instruments. See "Description of Securities and Investment
Techniques -- Corporate Debt Instruments" and "-- Risk Factors Relating to High-Yield, High-Risk Bonds."


The types of securities selected for the Portfolio may vary from time to time in light of the Portfolio's investment objective, changes in interest rates, and economic and other factors. The Subadviser will seek to identify securities that offer the potential for capital growth, and that are undervalued in relation to underlying asset values or earnings potential. In selecting securities for the Portfolio, the Subadviser may invest in the securities of issuers in developed countries, as well as emerging markets. Investing in emerging markets, however, may involve risks not generally associated with more developed markets. See "Description of Securities and Investment Techniques -- Risks and Considerations Applicable to Investment in Securities of Foreign Issuers" for more details. In addition, the Subadviser may invest in the securities of companies with equity market capitalizations of less than $1 billion. These companies may offer greater potential for capital appreciation, but may also involve certain risks. See "Description of Securities and Investment Techniques -- Investment in Small Cap Companies."


GLOBAL EQUITIES PORTFOLIO


The investment objective of the Global Equities Portfolio is long-term growth of capital through investment primarily in common stocks or securities of U.S. and foreign issuers with common stock characteristics and through transactions in foreign currencies. Securities designated as having "common stock" characteristics include, but are not limited to, securities convertible into or exchangeable for common stock. A major premise of the Portfolio's investment approach is the Subadviser's belief that economic and political developments have helped to create new opportunities worldwide.


The assets of the Portfolio will be invested with geographic flexibility. Under normal market conditions, the Portfolio will invest at least 50% of its assets in equity securities of issuers domiciled outside the U.S. or dollar-denominated securities or securities of U.S. issuers. The Subadviser seeks to identify those companies, both domestic and foreign, likely to benefit from long-term trends and shifting trade patterns as they develop in the global economy. The Subadviser currently does not intend to invest more than 20% of the Portfolio's total assets in issuers domiciled in, or governments of, developing countries (i.e., those identified as such by the international financial community).

When prevailing market, economic, political or currency conditions warrant, the Portfolio may purchase fixed income securities (including securities of governments other than the U.S., which may be securities of either national, regional or local governments). For temporary defensive purposes, the Portfolio may at times maintain all or any part of its assets in U.S. or dollar-denominated or foreign currency-denominated cash or cash equivalents (including U.S. government securities, foreign government securities, certificates of deposit, time deposits, commercial paper, bankers' acceptances and other high quality short-term debt securities).

The Portfolio may, from time to time, use currency transactions and financial index futures both to enhance returns for a given level of risk and to hedge its exposure to foreign currencies and local market conditions. While the Portfolio will have both long and short currency positions, neither its net long foreign currency exposure nor its net short foreign currency exposure will exceed the value of the Portfolio's total assets. See "Description of Securities and Investment Techniques -- Risks and Considerations Applicable to Investment in Securities of Foreign Issuers" and the Statement of Additional Information.

INTERNATIONAL DIVERSIFIED EQUITIES PORTFOLIO

The investment objective of the International Diversified Equities Portfolio is to provide long-term capital appreciation by investing in accordance with country weightings determined by the Subadviser in common stocks of foreign issuers which, in the aggregate, replicate broad country indices. The Subadviser utilizes a top-down approach in selecting investments for the Portfolio that emphasizes country selection and weighting rather than individual stock selection. This approach reflects the Subadviser's philosophy that a diversified selection of securities representing exposure to world markets, based upon the economic outlook and current valuation levels for each country, is an effective way to maximize the return and minimize the risk associated with international investment.

The Subadviser determines country allocations for the Portfolio on an ongoing basis within policy ranges dictated by each country's market capitalization and liquidity. The Portfolio will invest in the industrialized countries throughout the world that comprise the Morgan Stanley Capital International EAFE (Europe, Australia and the Far East) Index. The Portfolio will also invest in emerging country equity securities. Further information concerning emerging country equity securities is contained in the Statement of Additional Information. See "Description of Securities and Investment Techniques -- Risks and Considerations Applicable to Investment in Securities of Foreign Issuers."


By analyzing a variety of macroeconomic and political factors, the Subadviser develops fundamental projections on interest rates, currencies, corporate profits and economic growth for each country. These country projections are then used to determine what the Subadviser believes to be a fair value for the stock market of each country. Discrepancies between actual value and fair value, as determined by the Subadviser, provide an expected return for each stock market. The expected return is adjusted by currency return expectations derived from the Subadviser's purchasing-power parity exchange rate model to arrive at an expected total return in U.S. dollars. The final country allocation decision is then arrived at by considering the expected total return in light of various country specific considerations such as market size, volatility, liquidity and country risk.


Within a particular country, investments are made through the purchase of common stocks which, in aggregate, replicate a broad market index, which in most cases will be the Morgan Stanley Capital International EAFE Index for the given country. The Subadviser may overweight or underweight an industry segment of a particular index if it concludes this would be advantageous to the Portfolio. Common stocks purchased for the Portfolio include common stocks and equivalents, such as securities convertible into common stocks and securities having common stock characteristics, such as rights and warrants to purchase common stocks. Indexation of the Portfolio's stock selection reduces stock-specific risk through diversification and minimizes transaction costs, which can be substantial in foreign markets.

Common stocks purchased for the Portfolio normally will be listed on a major stock exchange in the subject country. The Portfolio will not invest in the stocks of U.S. issuers. For a description of special considerations and certain risks associated with investments in foreign issuers, see "Description of Securities and Investment Techniques -- Risks and Considerations Applicable to Investment in Securities of Foreign Issuers." The Portfolio may temporarily reduce its equity holdings in response to adverse market conditions and invest in domestic, Eurodollar and foreign short-term money market instruments for defensive purposes. Notwithstanding the foregoing, the Portfolios may seek to gain exposure to certain foreign markets where direct investment may be difficult or impracticable through investment in domestic closed-end mutual funds which invest predominately in such markets.

The Portfolio may also engage in certain options transactions and enter into financial futures contracts and related options for hedging purposes.

EMERGING MARKETS PORTFOLIO


The investment objective of the Emerging Markets Portfolio is long-term capital appreciation. The Portfolio will invest in companies that the Subadviser believes have above-average growth prospects primarily in emerging markets outside the U.S. The Subadviser currently expects that, under normal market conditions, the Portfolio will invest substantially all of its assets, other than short-term investments held pending investment, and, except when investing for defensive purposes as described below, at least 65% of its total assets, in common stocks and other equity securities of "emerging market" companies. The Portfolio will consider an issuer of securities to be an "emerging market" company if it is organized under the laws of an emerging market country and has a principal office in such country, or if it derives 50% or more of its revenues from business in emerging market countries. For these purposes, a country is considered to be an "emerging market country" based on the

Subadviser's evaluation of its level of economic development or the size and experience of its securities markets. While emerging market countries may change over time depending on market and economic conditions, at present the Subadviser believes that these countries include every country in the world except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Spain, Sweden, Switzerland, the United Kingdom and the United States. Investing in emerging market countries generally involves special risks. See "Description of Securities and Investment Techniques -- Risks and Considerations Applicable to Investment in Securities of Foreign Issuers." The Portfolio will normally diversify its investments among a number of different countries.

Common stocks and other equity securities are normally the Portfolio's main investments. However, the Portfolio may purchase preferred stock, debt securities and securities convertible into common stock or other equity securities if the Subadviser believes they would help achieve the Portfolio's objective. The Portfolio may also hold a portion of its assets in cash or high-quality money market instruments.

Because the Subadviser evaluates securities for the Portfolio based on their long-term potential for capital appreciation, the Portfolio's investments may not appreciate or yield significant income over the shorter term, and, as a result, the Portfolio's total return over certain periods may be less than that of other equity mutual funds.

---------------------------------------------------------
---------------------------------------------------------
              DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES
---------------------------------------------------------
---------------------------------------------------------

FIXED INCOME SECURITIES -- Fixed income securities are broadly characterized as those that provide for periodic payments to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount, although they may represent a priority over common stockholders in the event of the issuer's liquidation. Many fixed income securities are subject to scheduled retirement, or may be retired or "called" by the issuer prior to their maturity dates.

The market values of fixed income securities tend to vary inversely with the level of interest rates -- when interest rates rise, their values will tend to decline; when interest rates decline, their values generally will tend to rise. Long-term instruments are generally more sensitive to these changes than are short-term instruments. The market value of fixed income securities and therefore their yield is also affected by the perceived ability of the issuer to make timely payments of principal and interest.

CORPORATE DEBT INSTRUMENTS -- These instruments, such as bonds, represent the obligation of the issuer to repay a principal amount of indebtedness at a stated time in the future and, in the usual case, to make periodic interim payments of interest at a stated rate.

    Investment Grade -- A designation applied to intermediate and long-term corporate debt securities rated within the highest four rating categories assigned by S&P (AAA, AA, A or BBB) or by Moody's (Aaa, Aa, A or Baa). The ability of the issuer of an investment grade debt security to pay interest and to repay principal is considered to vary from extremely strong (for the highest ratings) through adequate (for the lowest ratings given above), although the lower-rated investment grade securities may be viewed as having speculative elements as well.

    Lower Grade -- A designation applied to intermediate and long-term corporate debt securities that are not investment grade; commonly referred to as "junk bonds." These include bonds rated BB or below by S&P, or Ba or below by Moody's. These securities are considered speculative.


The Corporate Bond and Worldwide High Income Portfolios may invest in bonds rated as low as C by Moody's or D by S&P without limitation. The High-Yield Bond Portfolio may invest in bonds rated as low as Ca by Moody's or CC by S&P and may invest no more than 10% of its total net assets in bonds rated as low as C by Moody's or D by S&P. The Asset Allocation and Balanced/Phoenix Investment Counsel Portfolios may invest in bonds rated as low as Ca by Moody's or CC by S&P. The International Growth and Income Portfolio may invest up to 20% of its assets in bonds rated as low as C by Moody's or S&P. The Emerging Markets Portfolio may invest in both higher-rated and lower-rated fixed income securities and is not subject to any restrictions based on credit rating. The Equity Index and Small Company Value Portfolios may invest up to 5% of their net assets in less than investment grade convertible debt obligations. The Equity Income Portfolio may invest up to 25% of its net assets in less than investment grade convertible debt obligations. Bonds rated Ca by Moody's are described as "speculative in a high degree; often in default or having other marked shortcomings." Bonds rated D by Moody's -- the lowest rated class -- can be "regarded as having extremely poor prospects of ever attaining any real investment standing." Not all fixed income securities are rated, and each of the foregoing Portfolios may invest in securities that are not rated but that are determined by the Adviser or Subadviser to be of comparable quality to the rated securities in which the Portfolio may invest. Bonds rated C by S&P are of the "highest degree of speculation;" those rated D by that organization are in default and in arrears.

RISK FACTORS RELATING TO HIGH-YIELD, HIGH-RISK BONDS -- High-yield, high-risk bonds are subject to greater fluctuations in value than are higher-rated bonds because the values of high-yield bonds tend to reflect short-term corporate, economic and market developments and investor perceptions of the issuer's credit quality to a greater extent. Although under normal market conditions longer-term securities yield more than shorter-term securities, they are subject to greater price fluctuations. Fluctuations in the value of a Portfolio's investments will be reflected in its net asset value per share. The growth of the high-yield bond market paralleled a long economic expansion, followed by an economic downturn which severely disrupted the market for high-yield bonds and adversely affected the value of outstanding bonds and the ability of the issuers to repay principal and interest. The economy may affect the market for high-yield bonds in a similar fashion in the future including an increased incidence of defaults on such bonds. From time to time, legislation may be enacted which could have a negative effect on the market for high-yield bonds.

In the case of corporate debt obligations which are convertible into common stock, these risks may be present in a greater degree where the principal amount of the obligation is greater than the current market value of the common stock into which it is convertible.

High-yield bonds present the following risks:

    Sensitivity to Interest Rate and Economic Changes -- High-yield, high-risk bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, a Portfolio may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices (and therefore yields) of high-yield bonds and the Portfolio's net asset value.

    Payment Expectations -- High-yield, high-risk bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest-rate market, a Portfolio would have to replace the security with a lower-yielding security, resulting in a decreased return for investors. Conversely, a high-yield bond's value will decrease in a rising interest rate market, as will the value of the Portfolio's assets. If the Portfolio experiences unexpected net redemptions, this may force it to sell high-yield bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Portfolio's rate of return.

    Liquidity and Valuation -- There may be little trading in the secondary market for particular bonds, which may affect adversely a Portfolio's ability to value accurately or dispose of such bonds. Under such circumstances, the task of accurate valuation becomes more difficult and judgment would play a greater role due to the relative lack of reliable and objective data. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield bonds, especially in a thin market.

The Adviser or Subadviser attempts to reduce these risks through diversification of the applicable Portfolio and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments. If a high-yield bond previously acquired by a Portfolio is downgraded, the Adviser or Subadviser, as appropriate, will evaluate the security and determine whether to retain or dispose of it.

U.S. GOVERNMENT SECURITIES -- Securities guaranteed by the U.S. government include: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and (2) federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as Government National Mortgage Association ("GNMA") certificates and Federal Housing Administration debentures). For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government. They are of the highest possible credit quality. These securities are subject to variations in market value due to fluctuations in interest rates, but if held to maturity, are guaranteed by the U.S. government to be paid in full.

Securities issued by the U.S. government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks and Federal Home Loan Banks.

GNMA CERTIFICATES -- GNMA certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. government. GNMA certificates differ from typical bonds because principal is repaid monthly over the term of the loan rather than returned in a lump sum at maturity. Because both interest and principal payments (including prepayments) on the underlying mortgage loans are passed through to the holder of the certificate, GNMA certificates are called "pass-through" securities.

Although the mortgage loans in the pool have maturities of up to 30 years, the actual average life of the GNMA certificates typically will be substantially less because the mortgages are subject to normal principal amortization and may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the GNMA certificates. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the GNMA certificates. Accordingly, it is not possible to predict accurately the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, GNMA certificates can be less effective than typical bonds of similar maturities at "locking-in" yields during periods of declining interest rates, although they may have comparable risks of decline in value during periods of rising interest rates.

FNMA AND FHLMC MORTGAGE-BACKED OBLIGATIONS -- The Federal National Mortgage Association ("FNMA"), a federally chartered and privately owned corporation, issues pass-through securities representing an interest in a pool of conventional mortgage loans. FNMA guarantees the timely payment of principal and interest but this guarantee is not backed by the full faith and credit of the U.S. government. The Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the United States, issues participation certificates that represent an interest in a pool of conventional mortgage loans. FHLMC guarantees the timely payment of interest and the ultimate collection of principal and maintains reserves to protect holders against losses due to default, but the certificates are not backed by the full faith and credit of the U.S. government. As is the case with GNMA certificates, the actual maturity of and realized yield on particular FNMA and FHLMC pass-through securities will vary based on the prepayment experience of the underlying pool of mortgages.

OTHER MORTGAGE-RELATED SECURITIES -- The Global Bond, Corporate Bond, High-Yield Bond, SunAmerica Balanced, Balanced/Phoenix Investment Counsel and Asset Allocation Portfolios may invest in collateralized mortgage obligations ("CMOs") or mortgage-backed bonds issued by financial institutions such as commercial banks, savings and loan associations, mortgage banks and securities broker-dealers (or affiliates of such institutions established to issue these securities). CMOs are obligations fully collateralized directly or indirectly by a pool of mortgages on which payments of principal and interest are dedicated to payment of principal and interest on the CMOs. Payments on the underlying mortgages (both interest and principal) are passed through to the holders, although not necessarily on a pro rata basis, on the same schedule as they are received. Mortgage-backed bonds are general obligations of the issuer fully collateralized directly or indirectly by a pool of mortgages. The mortgages serve as collateral for the issuer's payment obligations on the bonds, but interest and principal payments on the mortgages are not passed through either directly (as with GNMA certificates and FNMA and FHLMC pass-through securities) or on a modified basis (as with CMOs). Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity of a CMO but not that of a mortgage-backed bond

(although, like many bonds, mortgage-backed bonds may be callable by the issuer prior to maturity).

The Corporate Bond, Global Bond, High-Yield Bond, Asset Allocation and Emerging Markets Portfolios may also invest in stripped mortgage-backed securities ("SMBS"), which are derivative multiclass mortgage securities, provided they are issued or guaranteed by the U.S. government, its agencies or instrumentalities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will have one class receiving all of the interest from the mortgage assets, while the other class will receive all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying mortgage assets experience greater-than-anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment in these securities. Although the market for such securities is increasingly liquid, certain SMBS may not be readily marketable and will be considered illiquid for purposes of the Portfolios' limitation on investments in illiquid securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from mortgage assets are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

ASSET-BACKED SECURITIES -- These securities represent an interest in a pool of consumer or other types of loans ("asset-backed securities"). Payments of principal and interest on the underlying loans are passed through to the holders of asset-backed securities over the life of the securities. Some asset-backed securities may be subject to early prepayment of principal, which can be expected to accelerate during periods of declining interest rates. Such prepayments can usually be reinvested only at the lower yields then prevailing in the market. Therefore, during periods of declining interest rates, asset-backed securities are less likely than other fixed income obligations to appreciate in value and less effective at locking in a particular yield. On the other hand, asset-backed securities are subject to substantially the same risk of depreciation during periods of rising interest rates as other fixed income securities.

DOLLAR ROLLS -- The Corporate Bond, Global Bond, High-Yield Bond, SunAmerica Balanced, Asset Allocation and Emerging Markets Portfolios may enter into "dollar rolls" in which the Portfolio sells mortgage or other asset-backed securities ("Roll Securities") for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolio foregoes principal and interest paid on the Roll Securities. A Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A Portfolio also could be compensated through the receipt of fee income equivalent to a lower forward price. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. The Portfolio will hold and maintain in a segregated account until the settlement date cash or liquid securities in an amount equal to the forward purchase price. The Portfolios will only enter into covered rolls. Covered rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of each Portfolio's borrowings and other senior securities. Because "roll" transactions involve both the sale and purchase of a security, they may cause the reported portfolio turnover rate to be higher than that reflecting typical portfolio management activities.

Dollar rolls involve certain risks including that if the broker-dealer to whom the Portfolio sells the security becomes insolvent, the Portfolio's right to purchase or repurchase the security subject to the dollar roll may be restricted and the instrument which the Portfolio is required to repurchase may be worth less than an instrument which the Portfolio originally held. Successful use of dollar rolls will depend upon the Adviser's or Subadviser's ability to predict correctly interest rates and in the case of mortgage dollar rolls, mortgage prepayments. For these reasons, there is no assurance that dollar rolls can be successfully employed.

SHORT-TERM DEBT SECURITIES -- Debt securities maturing within 397 days of the date of purchase include (1) commercial bank obligations (certificates of deposit, bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity) and documented discount notes (corporate promissory discount notes accompanied by a commercial bank guarantee to pay at maturity)), (2) savings association obligations (certificates of deposit issued by mutual savings banks or savings and loan associations), (3) commercial paper (short-term notes with maturities of up to 9 months issued by corporations or governmental bodies), (4) corporate bonds and notes (corporate obligations that mature, or that may be redeemed, in 397 days or less), and (5) adjustable-rate mortgage securities backed by GNMA, FNMA, FHLMC and other non-agency issuers. Although certain floating or variable rate obligations (securities whose coupon rate changes at least annually and generally more frequently) have maturities in excess of 397 days, they are also considered short-term debt securities.

ZERO-COUPON, PAY-IN-KIND AND DEFERRED INTEREST BONDS -- The Corporate Bond, Global Bond, High-Yield Bond, Worldwide High Income, SunAmerica Balanced, Balanced/Phoenix Investment Counsel, Asset Allocation, and Venture Value Portfolios may invest in zero-coupon bonds as well as deferred interest bonds, or other obligations that contain "original issue discount" for federal income tax purposes. In addition, the Corporate Bond, High-Yield Bond and Worldwide High Income Portfolios may invest in pay-in-kind securities. Zero-coupon, deferred interest and capital appreciation bonds are debt obligations which are issued or purchased at a significant discount from face value. Pay-in-kind bonds are debt obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments may experience greater volatility in market value due to changes in interest rates than do debt obligations, which make regular payments of interest. A Portfolio will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities under disadvantageous circumstances to satisfy the Portfolio's distribution obligations.

REPURCHASE AGREEMENTS -- Each Portfolio may enter into repurchase agreements, under which the Portfolio buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. The seller must maintain appropriate collateral in a segregated account. Each Portfolio will only enter into repurchase agreements involving securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the Adviser or applicable Subadviser, subject to the oversight of the Board of Trustees. If the seller under the repurchase agreement defaults, the Portfolio may incur a loss if the value of the collateral securing the repurchase agreement has declined, and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization of the collateral by the Portfolio may be delayed or limited.

REVERSE REPURCHASE AGREEMENTS -- The Cash Management, Corporate Bond, High-Yield Bond, Worldwide High Income, SunAmerica Balanced, Utility, Federated Value and Aggressive Growth Portfolios may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells a security subject to the right and obligation to repurchase such security. The Portfolio then invests the proceeds from the transaction in another obligation in which the Portfolio is authorized to invest. In order to minimize any risk involved, the Portfolio maintains in a segregated account cash or liquid securities equal in value to the repurchase price.

ILLIQUID SECURITIES -- Each of the Portfolios may invest no more than 15% (10% in the case of the Cash Management Portfolio) of the value of its net assets in securities which are illiquid, including repurchase agreements providing for settlement in more than seven days after notice, certain interest-rate and currency swaps, caps, floors and collars. For this purpose, not all securities which are restricted are deemed to be illiquid. For example, restricted securities which the Board of Trustees, or the Adviser (or Subadviser, as the case may be) pursuant to guidelines established by the Board of Trustees, has determined to be marketable, such as securities eligible for sale under Rule 144A promulgated under the Securities Act of 1933, as amended, or certain private placements of commercial paper issued in reliance on an exemption from such Act pursuant to Section 4(2) thereof, may be deemed to be liquid for purposes of this restriction. This investment practice could have the effect of increasing the level of illiquidity in the Portfolio to the extent that qualified institutional buyers (as defined in Rule 144A) become for a time uninterested in purchasing these restricted securities. In addition, a repurchase agreement which by its terms can be liquidated before its nominal fixed-term on seven days or less notice is regarded as a liquid instrument. Subject to the applicable limitation on illiquid securities investments, a Portfolio may acquire securities issued by the U.S. government, its agencies or instrumentalities in a private placement. See "Investment Objectives and Policies -- Illiquid Securities" in the Statement of Additional Information for a further discussion of investments in such securities.

FIRM COMMITMENT AGREEMENTS AND WHEN-ISSUED AND DELAYED-DELIVERY
TRANSACTIONS -- Each Portfolio (except Equity Index Portfolio) may purchase securities on a firm commitment, when-issued or delayed-delivery basis. Firm commitment agreements and when-issued or delayed-delivery transactions call for the purchase or sale of securities at an agreed-upon price on a specified future date. While a Portfolio will only purchase securities on a when-issued or delayed-delivery basis with the intention of acquiring the securities, the Portfolio may sell the securities before the settlement date, if it is deemed advisable to do so. At the time a Portfolio makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of the Portfolio. At the time of delivery of the securities, the value may be more or less than the purchase price. A Portfolio will maintain in a segregated account liquid assets having a value equal to or greater than the Portfolio's purchase commitments. The Portfolio will likewise segregate liquid assets with respect to securities sold on a delayed-delivery basis.

INTEREST-RATE SWAPS, MORTGAGE SWAPS, CAPS, FLOORS AND COLLARS -- In order to protect the value of the Corporate Bond, Global Bond, Asset Allocation and Emerging Markets Portfolios from interest rate fluctuations and to hedge against fluctuations in the fixed income market in which the Portfolio's investments are traded, the Portfolios may enter into interest-rate swaps and mortgage swaps or purchase or sell interest-rate caps, floors or collars. A Portfolio will enter into these hedging transactions primarily to preserve a return or spread on a particular investment or portion of the portfolio and to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Global Bond Portfolio may also enter into interest-rate swaps for non-hedging purposes. Interest-rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating-rate payments for fixed-rate payments. Since interest-rate swaps are individually negotiated, the Portfolios expect to achieve an acceptable degree of correlation between their respective portfolio investments and their interest-rate positions. The Portfolios will only enter into interest-rate swaps on a net basis, which means that the two payment streams are netted out, with the Portfolios receiving or paying, as the case may be, only the net amount of the two payments. Interest-rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest-rate swaps is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the other party to an interest-rate swap defaults, the Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive, if any. The use of interest-rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

Mortgage swaps are similar to interest-rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, upon which the value of the interest payments is based, is tied to a reference pool or pools of mortgages.

The purchase of an interest-rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest-rate cap. The purchase of an interest-rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. An interest-rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

The Portfolios will not enter into any mortgage swap, interest-rate swap, cap or floor transaction unless the unsecured commercial paper, senior debt, or the claims paying ability of the other party thereto is rated either AA or A-1 or better by S&P or Aa or P-1 or better by Moody's, or is determined to be of equivalent quality by the applicable Subadviser.

STRUCTURED SECURITIES -- The Global Bond, Worldwide High Income, Asset Allocation, International Growth and Income and Emerging Markets Portfolios may invest in structured notes, bonds or debentures, the value of the principal of and/or interest on which is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of the Portfolio's investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference. Consequently, structured securities entail a greater degree of market risk than other types of debt obligations. Structured securities may also be more volatile, less liquid and more difficult to price accurately than less complex securities.

LOAN PARTICIPATIONS AND OTHER DIRECT INDEBTEDNESS -- The Worldwide High Income Portfolio may invest a portion of its assets in "loan participations." By purchasing a loan participation, the Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may be in default at the time of purchase. The Portfolio may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default. Certain of the loan participations acquired by the Portfolio may involve credit facilities or other standby financing commitments which obligate the Portfolio to pay additional cash on a certain date or on demand.

The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Loan participations and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.


SECURITIES LENDING -- Each Portfolio (except the Cash Management Portfolio) may lend portfolio securities in amounts up to 33 1/3% of its respective total assets to brokers, dealers and other financial institutions, provided such loans are callable at any time by the Portfolio and are at all times secured by cash or equivalent collateral. By lending its portfolio securities, a Portfolio will receive income while retaining the securities' potential for capital appreciation. As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will be made only to firms deemed by the Adviser or Subadviser to be creditworthy. The proceeds of such loans will be invested in high-quality short-term debt securities, including repurchase agreements.


BORROWING AND OTHER FORMS OF LEVERAGE -- All of the Portfolios (except the Cash Management) are authorized to borrow money to the extent permitted by applicable law. The 1940 Act permits each Portfolio to borrow up to 33 1/3% of its total assets from banks for temporary or emergency purposes. In seeking to enhance performance, a Portfolio may borrow for investment purposes and may pledge assets to secure such borrowings. The Cash Management Portfolio may not borrow money, except from banks for temporary emergency purposes, and then in an amount not in excess of 5% of the value of the Portfolio's total assets. In the event that asset coverage for a Portfolio's borrowings falls below 300%, the Portfolio will reduce within three days the amount of its borrowings in order to provide for 300% asset coverage.

To the extent a Portfolio borrows for investment purposes, borrowing creates leverage which is a speculative characteristic. Although a Portfolio is authorized to borrow, it will do so only when the Adviser or Subadviser believes that borrowing will benefit the Portfolio after taking into account considerations such as the costs of borrowing and the likely investment returns on securities purchased with borrowed monies. Borrowing by a Portfolio will create the opportunity for increased net income but, at the same time, will involve special risk considerations. Leveraging results from borrowing and will magnify declines as well as increases in a Portfolio's net asset value per share and net yield. The Portfolios expect that all of their borrowing will be made on a secured basis. The Portfolios will maintain a segregated account of cash or other liquid assets securing the borrowing for the benefit of the lenders. If assets used to secure a borrowing decrease in value, a Portfolio may be required to pledge additional collateral to the lender in the form of cash or securities to avoid liquidation of those assets.


INVESTMENT IN SMALL CAP COMPANIES -- The SunAmerica Balanced, Venture Value, Small Company Value and Aggressive Growth Portfolios and certain other Portfolios may invest in small companies having market capitalizations of under $1 billion. While such companies may realize more substantial growth than larger, more established companies, they may also be subject to some additional risks. The securities of these small companies may not be readily marketable, making it difficult to dispose of shares when desirable. A risk of investing in smaller, emerging companies is that they often are at an earlier stage of development and therefore have limited product lines, market access for such products, financial resources and depth in management then larger, more established companies and their securities may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, certain smaller issuers may face difficulties in obtaining the capital necessary to continue in operation and may go into bankruptcy, which could result in a complete loss of an investment. Smaller companies also may be less significant factors within their industries and may have difficulty withstanding competition from larger companies.

RISKS AND CONSIDERATIONS APPLICABLE TO INVESTMENT IN SECURITIES OF FOREIGN ISSUERS -- There are elements of risk and opportunity involved, when investments in foreign issuers are made, which include: trade imbalances and related economic policies; currency fluctuations; foreign exchange control policies; taxation on income from sources in such countries; expropriation or confiscatory taxation; limitation on the removal of funds or other assets; political or social instability; the diverse structure and liquidity of securities markets in various countries and regions; policies of governments with respect to possible nationalization of their industries; and other specific local political and economic considerations. There may be less information publicly available about foreign companies, and foreign companies may not be subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those of U.S. companies. Investment decisions made in the context of the Portfolios' objectives and policies involve the evaluation of opportunities and risks presented by probable future currency relationships, especially during periods of broad adjustments in such relationships.

The Emerging Markets Portfolio will invest, and the other Portfolios (except the Cash Management and Equity Index Portfolios) may invest, in issuers domiciled in, or governments of, developing countries or emerging markets as well as developed countries. Although there is no universally accepted definition, a developing or emerging market country is generally considered to be a country which is in the initial stages of its industrialization cycle with a low per capita gross national product. Historical experience indicates that the markets of developing countries have been more volatile than the markets of developed countries; however, such markets can provide higher rates of return to investors. The risks described above with respect to investment in foreign securities generally may be exacerbated with respect to investments in developing or emerging countries; however, such markets can provide higher rates of return to investors. Investment in an emerging market country may involve certain risks, including a less diverse and mature economic structure, a less stable political system, an economy based on only a few industries or dependent on international aid or development assistance, the vulnerability to local or global trade conditions, extreme debt burdens, or volatile inflation rates.

The performance of investments in securities denominated in a foreign currency ("non-dollar securities") will depend, among other things, on the strength of the foreign currency against the dollar and the interest rate environment in the country issuing the foreign currency. Absent other events which could otherwise affect the value of non-dollar securities (such as a change in the political climate or an issuer's credit quality), appreciation in the value of the foreign currency generally can be expected to increase the value of a Portfolio's nondollar securities in terms of U.S. dollars. A rise in foreign interest rates or decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio's non-dollar securities. Currencies are evaluated on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data.

Additional costs could be incurred in connection with a Portfolio's foreign investment activities. Foreign brokerage commissions are generally higher than in the U.S. and a Portfolio will bear certain expenses in connection with its foreign currency transactions. Increased custodian costs as well as administrative difficulties (such as the applicability of foreign laws to foreign custodians in various circumstances including bankruptcy, ability to recover lost assets, expropriation, nationalization, record access, etc.) may be associated with the maintenance of assets in foreign jurisdictions.

AMERICAN DEPOSITARY RECEIPTS -- Certain of the Portfolios may invest in American Depositary Receipts ("ADRs") which are certificates issued by a U.S. depository (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. Because ADRs trade on U.S. securities exchanges, the Portfolios' Subadvisers do not treat them as foreign securities. Nonetheless, they are subject to many of the risks of foreign securities such as changes in exchange rates and more limited information about foreign issuers.

FOREIGN CURRENCY TRANSACTIONS -- Currency exchange rate fluctuations are a major area of risk and opportunity for the Global Bond, Worldwide High Income, International Growth and Income, Global Equities, International Diversified Equities and Emerging Markets Portfolios, and is of some risk to the other Portfolios. Each Portfolio (other than the Cash Management and Equity Index Portfolios), has the ability to hold a portion of its assets in foreign currencies and to enter into forward foreign currency exchange contracts. Each may also purchase and sell exchange-traded futures contracts relating to foreign currency and purchase and sell put and call options on currencies and futures contracts. A significant portion of the Portfolios' currency transactions will be over-the-counter transactions.

Each Portfolio may enter into forward foreign currency exchange contracts to reduce the risks of fluctuations in exchange rates; however, these contracts cannot eliminate all such risks and do not eliminate fluctuations in the prices of the Portfolio's portfolio securities.

Each Portfolio (other than the Cash Management and Equity Index Portfolios and except as described below), may purchase and write put and call options on currencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. The purchase of an option on currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to the Portfolio's position, the Portfolio may forfeit the entire amount of the premium plus related transaction costs. As with other kinds of option transactions, the writing of an option on currency will constitute only a partial hedge, up to an amount of the premium received, and a Portfolio could be required to purchase or sell currencies at disadvantageous exchange rates, thereby incurring losses.

Each Portfolio that invests in foreign securities may utilize certain techniques to attempt to enhance return, including forward foreign currency exchange contracts, currency options and currency swaps. These techniques may be used when the Subadviser anticipates that a foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities or are not included in the Portfolio. Each Portfolio may also use currency contracts and options to cross-hedge, which involves selling or purchasing instruments on one currency to hedge against changes in exchange rates for a different currency with a pattern of correlation. To limit any leverage in connection with currency contract transactions for hedging or non-hedging purposes, each Portfolio will segregate cash or liquid securities in an amount sufficient to meet its payment obligations in these transactions or otherwise "cover" the obligation. See the Statement of Additional Information for more information regarding foreign currency transactions.

The Global Bond, Worldwide High Income, Asset Allocation, Real Estate, International Growth and Income, Global Equities, International Diversified Equities and Emerging Markets Portfolios may enter into currency swaps. Currency swaps involve the exchange by the Portfolio with another party of their respective rights to make or receive payments in specified currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The use of currency swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser or a Subadviser is incorrect in its forecasts of market values and currency exchange rates, the investment performance of the respective Portfolio would be less favorable than it would have been if this investment technique were not used.

EURO CONVERSION -- Effective January 1, 1999, several European countries will irrevocably fix their existing national currencies to a new single European currency unit, the "euro." Certain European investments may be subject to additional risks as a result of this conversion. These risks include adverse tax and accounting consequences, as well as difficulty in processing transactions. The Adviser is aware of such potential problems and is coordinating efforts to prevent or alleviate their adverse impact on the Portfolios. There can be no assurance that a Portfolio will not suffer any adverse consequences as a result of the euro conversion.

OPTIONS ON SECURITIES AND SECURITIES INDICES -- Each Portfolio (other than the Cash Management Portfolio) may write (sell) covered call and put options on any securities in which it may invest. The

Small Company Value and Equity Income Portfolio may each write covered call options covering up to 25% of the equity securities it owns. Each Portfolio may also write call and put options on any securities index composed of securities in which it may invest. The Small Company Value Portfolio does not intend to write call and put options on securities indices. A Portfolio may purchase put and call options on any securities in which it may invest or options on any securities index composed of securities in which it may invest. None of the Equity Income, Small Company Value and Equity Index Portfolios will invest more than 5% of the value of their total assets in purchased options, provided that options which are "in the money" at the time of purchase may be excluded from this 5% limitation. A call option is "in the money" if the exercise price is lower than the current market price of the underlying security or index, and a put option is "in the money" if the exercise price is higher than the current market price.


All call options written by each Portfolio are covered, which means that the Portfolio will own the securities subject to the option so long as the option is outstanding or will have an absolute and immediate right to acquire such security without additional cash consideration (or for additional cash consideration held in a segregated account) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Portfolio holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in liquid assets. A put option written by a Portfolio is covered if the Portfolio maintains liquid assets with a value equal to the exercise price in a segregated account, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held (i) is equal to or greater than the exercise price of the put written or (ii) is less than the exercise price of the put written if the difference is maintained by the Portfolio in liquid assets. Put and call options written by a Portfolio may also be covered in such other manner as may be in accordance with the requirements of the exchange on which, or the counterparty with which, the option is traded, and applicable laws and regulations.


Each Portfolio (other than the Cash Management, Equity Income, Small Company Value and Equity Index Portfolios) may purchase and write options on the yield "spread," or yield differential between two securities. Such transactions are referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease. All yield curve options written by a Portfolio will be covered in the manner described above.


There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If a Portfolio is unable to effect a closing purchase transaction with respect to covered options it has written, the Portfolio will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if a Portfolio is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of the underlying securities. In a closing purchase or sale transaction, a Portfolio acquires a position that offsets and cancels an option position then held by the Portfolio.

A Portfolio may purchase and sell both options that are traded: (i) on U.S. exchanges; (ii) on foreign exchanges; and (iii) over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, each Portfolio will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities. However, for options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to a formula approved by the SEC staff.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of options to increase total return involves the risk of loss if the Adviser or Subadviser is incorrect in its expectations of fluctuations in securities prices or interest rates. The successful use of puts for hedging purposes depends in part on the ability of the Adviser or Subadviser to predict future price fluctuations and the degree of correlation between the options and securities markets. A Portfolio pays brokerage commissions or spreads in connection with its options transactions. The writing of options could significantly increase portfolio turnover rate of a Portfolio and, therefore, associated brokerage commissions or spreads.

FUTURES CONTRACTS AND OPTIONS THEREON -- Futures contracts may be based on various securities (including U.S. government securities), securities indices, foreign currencies and other financial instruments and indices. The purchases of futures contracts or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing covered call options on securities and indices. The Equity Index Portfolio will use futures contracts and related options as a means of gaining exposure to securities in the S&P 500.

In addition, subject to regulations promulgated by the Commodity Futures Trading Commission, a Portfolio may engage in futures transactions for non-hedging purposes. For example, futures strategies can be used to manage the average duration of a Portfolio. To shorten the average duration of a Portfolio, the Portfolio may sell a futures contract or a call option thereon, or purchase a put option on that futures contract; to lengthen the average duration of a Portfolio, the Portfolio may buy a futures contract or a call option thereon.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a Portfolio is required to deposit in a segregated account with the Trust's custodian, in the name of the futures broker through whom the transaction was effected, "initial margin" consisting of cash or liquid securities, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Portfolio at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Portfolio may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Portfolio's obligations to or from a futures broker. When a Portfolio purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when a Portfolio purchases or sells a futures contract or writes a call option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Portfolio has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while a Portfolio may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for the Portfolio than if it had not entered into any futures contracts or options transactions. The loss incurred by a Portfolio in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and a Portfolio may be exposed to risk of loss. In addition, it is not possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is also likely to fluctuate as a result of independent factors not related to currency fluctuations. Therefore, perfect correlation between a Portfolio's futures positions and portfolio positions will be impossible to achieve.

Investment in futures contracts or options thereon may also involve liquidity risks due, for example, to exchange-imposed daily trading limits that would prevent the Portfolio from liquidating an unfavorable position. See the Statement of Additional Information concerning futures and options contracts.

WARRANTS -- Certain Portfolios may invest in warrants which give the holder of the warrant a right to purchase a given number of shares of a particular issue at a specified price until expiration.

INVERSE FLOATERS -- The Corporate Bond, Asset Allocation and Emerging Markets Portfolios may invest in leveraged inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of a Portfolio's 15% limitation on investments in such securities.

---------------------------------------------------------
---------------------------------------------------------
                                   MANAGEMENT
---------------------------------------------------------
---------------------------------------------------------

The Trust's Board of Trustees is responsible for the overall supervision of the operations of the Trust and performs various duties imposed on trustees of investment companies by the 1940 Act. The Board has retained others to provide certain services to the Trust.

INVESTMENT ADVISER -- SAAMCo, located at The SunAmerica Center, 733 Third Avenue, New York, New York 10017-3204, is a corporation organized in 1982 under the laws of the State of Delaware. SAAMCo is an indirect, wholly-owned subsidiary of Anchor National Life Insurance Company, which is an indirect subsidiary of SunAmerica Inc., an investment grade financial services company with assets held at December 31, 1997, of approximately $52 billion. SAAMCo is engaged in providing investment advice and management services to the Trust, other mutual funds and private accounts. As of February 28, 1998, SAAMCo managed, advised and/or administered assets of approximately $13.7 billion.

The Trust, on behalf of each Portfolio, entered into an Investment Advisory and Management Agreement (the "Agreement") with SAAMCo to handle the Trust's day-to-day affairs, to provide investment advisory services, office space, and other facilities for the management of the affairs of the Trust, and to pay the compensation of certain officers of the Trust who are affiliated persons of SAAMCo. The Agreement authorizes SAAMCo to retain one or more Subadvisers to make the investment decisions for the Portfolios, and to place the purchase and sale orders for the Portfolio transactions. SAAMCo has hired Subadvisers for certain Portfolios, and manages the investments of other Portfolios itself without the assistance of a Subadviser. SAAMCo, in consultation with one or more SunAmerica affiliates, monitors the activities of the Subadvisers, and from time to time will recommend the replacement of a Subadviser on the basis of investment performance or other considerations.

SAAMCo may terminate any Subadvisory Agreement without shareholder approval. Moreover, SAAMCo has obtained an exemptive order from the SEC which would permit SAAMCo, subject to certain conditions, to enter into Subadvisory Agreements relating to the Trust with Subadvisers approved by the Board without obtaining shareholder approval. The exemptive order would also permit SAAMCo, subject to the approval of the Board but without shareholder approval, to employ new Subadvisers for new or existing Portfolios, change the terms of particular Subadvisory Agreements or continue the employment of existing Subadvisers after events that would otherwise cause an automatic termination of a Subadvisory Agreement. Shareholders of a Portfolio have the right to terminate such agreements for such Portfolio at any time by a vote of the majority of the outstanding voting securities of such Portfolio. Shareholders will be notified when SAAMCo intends to commence relying on the exemptive order, and would be notified of any Subadviser changes effected thereafter.

Purchase and sale orders may be directed to any broker including, in the manner and to the extent permitted by applicable law, affiliates of the Adviser or a Subadviser. The individual Portfolio Managers for both the Adviser and Subadvisers are identified in this section.


The annual rates of the investment advisory fees which apply to the CASH MANAGEMENT PORTFOLIO are 0.55% on the first $100 million of assets, 0.50% on the next $200 million and 0.45% on assets over $300 million.



The annual rates of the investment advisory fees which apply to the CORPORATE BOND PORTFOLIO are 0.70% on the first $50 million of assets, 0.60% on the next $100 million, 0.55% on the next $100 million and 0.50% on assets over $250 million.



The annual rates of the investment advisory fees which apply to both the GLOBAL BOND AND ASSET ALLOCATION PORTFOLIOS are 0.75% on the first $50 million of assets, 0.65% on the next

$100 million, 0.60% on the next $100 million and 0.55% on assets over $250 million.



The annual rates of the investment advisory fees which apply to the HIGH-YIELD BOND PORTFOLIO are 0.70% on the first $50 million of assets, 0.65% on the next $100 million, 0.60% on the next $100 million and 0.55% on assets over $250 million.


The annual rate of the investment advisory fees which apply to each of the WORLDWIDE HIGH INCOME AND INTERNATIONAL DIVERSIFIED EQUITIES PORTFOLIOS are 1.00% of assets.


The annual rates of the investment advisory fees which apply to each of the SUNAMERICA BALANCED, BALANCED/PHOENIX INVESTMENT COUNSEL, GROWTH-INCOME, ALLIANCE GROWTH AND GROWTH/PHOENIX INVESTMENT COUNSEL PORTFOLIOS are 0.70% on the first $50 million of assets, 0.65% on the next $100 million, 0.60% on the next $150 million, 0.55% on the next $200 million, and 0.50% on assets over $500 million.



The annual rates of the investment advisory fees which apply to the UTILITY AND FEDERATED VALUE PORTFOLIOS are 0.75% on the first $150 million of assets, 0.60% on the next $350 million and 0.50% on assets over $500 million.



The annual rate of the investment advisory fees which apply to the EQUITY INCOME PORTFOLIO is 0.65% of assets.



The annual rate of the investment advisory fees which apply to the SMALL COMPANY VALUE PORTFOLIO is 1.00% of assets.



The annual rate of the investment advisory fees which applies to the "DOGS" OF WALL STREET PORTFOLIO is 0.60% of assets.



The annual rates of the investment advisory fees which apply to the VENTURE VALUE AND REAL ESTATE PORTFOLIOS are 0.80% on the first $100 million of assets, 0.75% on the next $400 million and 0.70% on assets over $500 million.



The annual rates of the investment advisory fees which apply to the PUTNAM GROWTH PORTFOLIO are 0.85% on the first $150 million of assets, 0.80% on the next $150 million and 0.70% on assets over $300 million.



The annual rates of the investment advisory fees which apply to the AGGRESSIVE GROWTH PORTFOLIO are 0.75% on the first $100 million of assets, 0.675% on the next $150 million, 0.625% on the next $250 million and 0.60% on assets over $500 million.



The annual rate of the investment advisory fees which apply to the EQUITY INDEX PORTFOLIO is 0.40% of assets.



The annual rates of the investment advisory fees which apply to the INTERNATIONAL GROWTH AND INCOME PORTFOLIO are 1.00% on the first $150 million of assets, 0.90% on the next $150 million and 0.80% on assets over $300 million.


The annual rate of the advisory fee which applies to the EMERGING MARKETS PORTFOLIO IS 1.25% OF ASSETS.


The annual rates of the investment advisory fees which apply to the GLOBAL EQUITIES PORTFOLIO are 0.90% on the first $50 million of assets, 0.80% on the next $100 million, 0.70% on the next $150 million and 0.65% on Assets over $300 million.



For the fiscal year ended November 30, 1997, the following Portfolios paid to SAAMCo a fee equal to the following percentage of average daily net assets: Cash Management Portfolio -- 0.54%, Corporate Bond Portfolio -- 0.70%, Global Bond Portfolio -- 0.72%, High-Yield Bond Portfolio -- 0.66%, Worldwide High Income Portfolio -- 1.00%, SunAmerica Balanced Portfolio -- 0.70%, Balanced/ Phoenix Investment Counsel Portfolio -- 0.68%, Asset Allocation Portfolio -- 0.61%, Utility Portfolio -- 0.75%, Growth-Income Portfolio -- 0.60%, Venture Value Portfolio -- 0.74%, Alliance Growth Portfolio -- 0.59%, Growth/Phoenix Investment Counsel Portfolio -- 0.65%, Putnam Growth Portfolio -- 0.83%, Aggressive Growth Portfolio -- 0.75%, Global Equities Portfolio -- 0.76%, Federated Value Portfolio -- 0.75% and International Diversified Equities Portfolio -- 1.00%. For the period June 2, 1997 (commencement of operations) through November 30, 1997, the following Portfolios paid to SAAMCo a fee equal to the following percentage of average daily net assets: Real Estate
Portfolio -- 0.69%, International Growth and Income Portfolio -- 0.58% and Emerging Markets Portfolio -- 0.55%.



The advisory fees for the Putnam Growth Portfolio for the fiscal year ended November 30, 1997 was calculated at the annual rate set forth in the Statement of Additional Information under "Investment Advisory and Management
Agreement -- Advisory Fees."


For certain Portfolios, the Adviser has voluntarily agreed to waive fees or reimburse expenses, if necessary, to keep annual operating expenses at or below the lesser of the following percentages of each of the following Portfolio's average net assets: SunAmerica Balanced Portfolio -- 1.00%, "Dogs" of

Wall Street Portfolio -- 0.85%, Utility Portfolio -- 1.05%, Federated Value Portfolio -- 1.05%, Real Estate Portfolio -- 1.25%, International Growth and Income Portfolio -- 1.60%, Emerging Markets Portfolio -- 1.90%, Equity Index Portfolio -- 0.55%, Equity Income Portfolio -- 0.95% and Small Company Value Portfolio -- 1.40%. The Adviser also may voluntarily waive or reimburse additional amounts to increase the investment return to a Portfolio's investors. The Adviser may terminate all such waivers and/or reimbursements at any time. Further, any waivers or reimbursements made by the Adviser (after June 3, 1996) with respect to a Portfolio are subject to recoupment from that Portfolio within the following two years, provided that the Portfolio is able to effect such payment to the Adviser and remain in compliance with the foregoing expense limitations. For the fiscal year ended November 30, 1997, such recoupments were as follows: SunAmerica Balanced Portfolio -- 0.02%; Federated Value
Portfolio -- 0.05%; and Aggressive Growth Portfolio -- 0.01%.


The term "Assets" means the average daily net assets of the Portfolio. The investment advisory fees are accrued daily and paid monthly.


SAAMCo's Fixed Income Investment Team headed by P. Christopher Leary has been responsible for managing the CASH MANAGEMENT PORTFOLIO, HIGH-YIELD BOND PORTFOLIO and the fixed income component of the SUNAMERICA BALANCED PORTFOLIO since October 1996. Mr. Leary is an Executive Vice President of SAAMCo and has been a portfolio manager with the firm since 1990. John W. Risner has supervisory responsibility for the High-Yield Bond Portfolio. He is a Vice President of SAAMCo and joined the firm in February 1997. Prior to joining SAAMCo, Mr. Risner served as Senior Portfolio Manager of the Value Line Aggressive Income Trust and the Value Line Convertible Fund.


The Domestic Equity Investment Team is responsible for managing the AGGRESSIVE GROWTH PORTFOLIO, the equity component of the SUNAMERICA BALANCED PORTFOLIO and the "DOGS" OF WALL STREET PORTFOLIO. The Team is composed of eight investment professionals and traders, some of whom may focus more heavily on particular Portfolios or particular aspects of the domestic equity markets. Donna Calder has supervisory responsibility for the Aggressive Growth Portfolio. Ms. Calder is a Vice President of SAAMCo and has been a portfolio manager with the firm since March 1998. Prior to joining SAAMCo, Ms. Calder was the Founder and General Partner of Manhattan Capital Partners, L.P. Francis D. Gannon has supervisory responsibility for the equity component of the SunAmerica Balanced Portfolio and the "Dogs" of Wall Street Portfolio. Mr. Gannon joined SAAMCo as an equity analyst in 1993.

SUBADVISERS AND PORTFOLIO MANAGEMENT -- The organizations described below act as Subadvisers to the Trust and certain of its Portfolios pursuant to Subadvisory Agreements with SAAMCo. Under the Subadvisory Agreements, the Subadvisers manage the investment and reinvestment of the assets of the respective Portfolios for which they are responsible. Each of the Subadvisers is independent of SAAMCo and discharges its responsibilities subject to the policies of the Trustees and the oversight and supervision of SAAMCo, which pays the Subadvisers' fees.

Alliance Capital Management L.P. The Subadviser for the Growth-Income, Alliance Growth and Global Equities Portfolios is Alliance. Alliance is a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105. Alliance is a major international investment manager, supervising client accounts with assets totaling over $218.7 billion as of December 31, 1997. Alliance serves its clients, who primarily are major corporate employee benefit funds, investment companies, foundations, endowment funds and public employee retirement systems. As of December 31, 1997, Alliance was retained as an investment manager of employee benefit fund assets for 28 of the Fortune 100 companies.


The portion of the annual investment advisory fees received by SAAMCo which is paid to Alliance with respect to the Growth-Income and Alliance Growth Portfolios is 0.35% on the first $50 million of Assets, 0.30% on the next $100 million, 0.25% on the next $150 million, 0.20% on the next $200 million and 0.15% on Assets over $500 million; and with respect to the Global Equities Portfolio is 0.50% on the first $50 million of Assets, 0.40% on the next $100 million, 0.30% on the next $150 million and 0.25% on Assets over $300 million. For the fiscal year ended November 30, 1997, SAAMCo paid to Alliance, with respect to each Portfolio subadvised by Alliance, a fee equal to the following percentage of average daily net assets: Growth-Income Portfolio -- 0.25%, Alliance Growth Portfolio -- 0.24%, and Global Equities Portfolio -- 0.36%. James G. Reilly has served as the portfolio manager for the ALLIANCE GROWTH PORTFOLIO since the inception date of February 9, 1993. Mr. Reilly is a Senior Vice President of Alliance and joined the company in 1984.

Michael R. Baldwin and Bruce W. Calvert have served as co-portfolio managers of the GROWTH-INCOME PORTFOLIO since the inception date of February 9, 1993 and Stephen W. Pelensky has served as a co-portfolio manager for the Portfolio since June 30, 1995. Mr. Baldwin is a Vice President of Alliance and joined the company in 1989. Mr. Calvert is Vice Chairman and Chief Investment Officer, and joined Alliance in 1973. Mr. Pelensky is a Vice President of Alliance and joined the company in 1994. Prior to joining Alliance, Mr. Pelensky was a portfolio manager and analyst with Affinity Investment Advisors and BEA Associates.



Mr. Pelensky has also served as co-portfolio manager of the domestic equity component of the GLOBAL EQUITIES PORTFOLIO since June 30, 1995 and Stephen Beinhacker has served as co-portfolio manager of the foreign equity component of the Global Equities Portfolio since February 1997. Mr. Beinhacker is a Director and Vice President of Alliance and joined the company in 1992.


Davis Selected Advisers, L.P. The Subadviser of the Venture Value and Real Estate Portfolios is Davis Selected, 124 East Marcy Street, Santa Fe, New Mexico 87501. Venture Advisers, Inc. is the sole General Partner of the limited partnership, which, in turn, is controlled by Shelby M.C. Davis. Davis Selected provides advisory services to other investment companies. As of February 28, 1998, Davis Selected had over $16.58 billion of assets under management. The Subadvisory Agreement with Davis Selected provides that Davis Selected may delegate any of its responsibilities under the agreement to one of its affiliates, including Davis Selected Advisers -- NY, Inc., a wholly-owned subsidiary; however Davis Selected remains ultimately responsible (subject to supervision by SAAMCo) for the assets of the Portfolios allocated to it.


The portion of the annual investment advisory fee received by SAAMCo which is paid to Davis Selected with respect to the Venture Value and Real Estate Portfolios is 0.45% on the first $100 million of Assets, 0.40% on the next $400 million and 0.35% on Assets over $500 million. For the fiscal year ended November 30, 1997, SAAMCo paid to Davis Selected, with respect to the Venture Value and Real Estate Portfolios, a fee equal to 0.39% and 0.22%, respectively, of each Portfolio's average daily net assets.


Christopher C. Davis has served as portfolio manager of the VENTURE VALUE PORTFOLIO since October 1994. He has been employed by Davis Selected since September, 1989 as a research analyst, assistant portfolio manager, co-portfolio manager, and portfolio manager, working side by side with Shelby M.C. Davis.

Andrew A. Davis has served as the primary portfolio manager of the REAL ESTATE PORTFOLIO since October 1994. He is a Vice President of Davis Series, Inc. and a Co-President of Davis Selected's General Partner. Until February 1993, he was the Vice President and head of convertible research at PaineWebber Incorporated. Shelby M.C. Davis previously served as co-portfolio manager of the Venture Value Portfolio. He will continue to consult with Christopher and Andrew Davis in his capacity as Chief Investment Officer of Davis Selected.


Federated Investment Counseling. The Subadviser for the Corporate Bond, Utility and Federated Value Portfolios is Federated, Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779. Federated is a wholly owned subsidiary of Federated Investors, and together with other subsidiaries of Federated Investors serves as investment adviser to a number of investment companies and private accounts. With over $139.5 billion invested across more than 300 funds under management and/or administration as of December 31, 1997 Federated Investors is one of the largest mutual fund investment managers in the U.S.



The portion of the annual investment advisory fees received by SAAMCo which is paid to Federated with respect to the Corporate Bond Portfolio is 0.30% on the first $25 million of Assets, 0.25% on the next $25 million, 0.20% on the next $100 million and 0.15% on Assets over $150 million; and with respect to each of the Utility and Federated Value Portfolios is 0.55% on the first $20 million of Assets, 0.35% on the next $30 million, 0.25% on the next $100 million, 0.20% on the next $350 million and 0.15% on Assets over $500 million. For the fiscal year ended November 30, 1997, SAAMCo paid to Federated, with respect to each Portfolio subadvised by Federated, a fee equal to the following percentage of average daily net assets: Utility -- 0.55%, Federated Value -- 0.46%, and Corporate Bond Portfolio -- 0.27%.


Joseph M. Balestrino and Mark E. Durbiano have served as co-portfolio managers of the CORPORATE BOND PORTFOLIO since May 1996. Mr. Balestrino joined Federated Investors in 1986 and has been a Vice President of Federated Advisers since 1995. Mr. Balestrino served as an Assistant Vice President of Federated Advisers from 1991 to 1995. Mr. Balestrino is a Chartered Financial Analyst. Mr. Durbiano joined Federated Investors in 1982 and has been a Senior Vice President of Federated

Advisers since January 1996. From 1988 through 1995, Mr. Durbiano was a Vice President of Federated Advisers. Mr. Durbiano is a Chartered Financial Analyst.

Linda A. Duessel has served as portfolio manager of the UTILITY PORTFOLIO since June 1996. Ms. Duessel joined Federated Investors in 1991, and has been a Vice President of Federated Advisers since 1995. She was an Assistant Vice President of Federated Advisers from 1991 until 1995. Ms. Duessel is a Certified Public Accountant and a Chartered Financial Analyst.

Scott B. Schermerhorn and Michael P. Donnelly have served as co-portfolio managers of the FEDERATED VALUE PORTFOLIO since May 1996 and October 1997, respectively. Mr. Schermerhorn joined Federated Investors in 1996 as a Vice President of Federated Advisers. From 1990 through 1996, Mr. Schermerhorn was a Senior Vice President and Senior Investment Officer at J. W. Seligman & Co., Inc. Mr. Donnelly joined Federated Investors in 1989 as an Investment Analyst and has been a Vice President of Federated Investors since 1994. He served as an Assistant Vice President of an affiliate of Federated Investors from 1992 to 1994. Mr. Donnelly is a Chartered Financial Analyst.


First American Asset Management. The Subadviser for the Equity Income, Small Company Value and Equity Index Portfolios is First American, a division of U.S. Bank National Association. First American is located at 601 Second Avenue South, Minneapolis, Minnesota 55402. First American has acted as an investment adviser to First American Investment Funds, Inc. since its inception in 1987 and has acted as investment adviser to First American Funds, Inc. since 1982 and to First American Strategy Funds, Inc. since 1996. As of July 31, 1998, First American was managing accounts with an aggregate value of approximately $77 billion, including mutual fund assets of approximately $31 billion. U.S. Bancorp, 601 Second Avenue South, Minneapolis, Minnesota 55402, is the holding company for First American.



The portion of the annual investment advisory fees received by SAAMCo which is paid to First American with respect to the Equity Income Portfolio is 0.30% of all assets; with respect to the Equity Index Portfolio is 0.125% of all assets; and with respect to the Small Company Value Portfolio is 0.80% of all assets.



The EQUITY INCOME PORTFOLIO is managed by a committee comprised of Gerald C. Bren, James Doak, Albin S. Dubiak, Cori B. Johnson, John M. Murphy, Roland P. Whitcomb and Glenn E. Johnson, whose backgrounds are set forth below. The SMALL COMPANY VALUE FUND PORTFOLIO is managed by a committee comprised of Albin S. Dubiak, John D. Grangaard, Michael K. Sabbann, Douglas K. Rose, Robert L. Buss, Anthony W. Hipple and Frank G. Magdalen, whose backgrounds also are set forth below.



James Doak joined First American in 1982 after serving for two years as vice president of INA Capital Advisors and ten years as Vice President of Loomis-Sayles & Co. He has managed assets for individual and institutional clients, specializing in equity investments. Mr. Doak received his bachelor's degree from Brown University and his master's degree in business administration from Wharton School of Business. He is a Chartered Financial Analyst.



John M. Murphy, Jr. is Chief Investment Officer of First American, having joined the Subadviser in 1984. He has more than 30 years in the investment management field and served with Investment Advisers, Inc. and Blyth, Eastman, Dillon & Co. before joining First American. Mr. Murphy received his bachelor's degree from Regis College.



Gerald C. Bren joined First American in 1972 as an investment analyst. Mr. Bren received his master's degree in business administration from the University of Chicago. He is a Chartered Financial Analyst.



Albin S. Dubiak began his investment career as a security trader with The First National Bank of Chicago in 1963 before joining First American as an investment analyst in 1969. Mr. Dubiak received his bachelor's degree from Indiana University and his master's degree in business administration from the University of Arizona.



Cori B. Johnson joined First American in 1991 as a securities analyst. Ms. Johnson received her bachelor's degree from Concordia College and her master's degree in business administration from the University of Minnesota. She is a Chartered Financial Analyst.



Roland P. Whitcomb, Jr. joined First American in 1986 after serving as an account executive with Smith Barney & Co. since 1979. Mr. Whitcomb received his bachelor's degree from the University of Chicago. He is a Chartered Financial Analyst.



Douglas K. Rose joined First American in 1996 and has 10 years of investment industry experience. Mr. Rose has analytic responsibilities for the business services, environmental services, leisure and restaurant/lodging industries. Mr. Rose holds a bachelor's degree from the University of Nebraska, and a master's degree in business administration from the University of Minnesota. He is a Chartered Financial Analyst.


Robert L. Buss joined First American in 1989 and has nine years of investment industry experience. In 1996, Mr. Buss began analytical work in the equity research area covering electric equipment, machinery and diversified manufacturing. Mr. Buss holds a bachelor's degree in economics from the University of Minnesota.



Anthony W. Hipple is primarily responsible for portfolio analytics and screening. Mr. Hipple joined First American in 1996 and has four years of investment industry experience. Mr. Hipple holds a bachelor's degree from the University of Northern Iowa and a master's degree in business administration from the University of Iowa.



Frank G. Magdalen joined First American in 1979 and has 24 years of investment industry experience. Prior to joining First American, he was with the First Interstate and Farmers Group. Mr. Magdalen received his bachelor's degree from the University of Portland and his master's degree in business administration from the University of Southern California. He is a Chartered Financial Analyst and past president of the Portland Society of Financial Analysts.



Glenn E. Johnson joined First American in 1989 and has 13 years of investment industry experience. Prior to joining First American, he was an analyst with Piper Jaffray Inc. Mr. Johnson received his bachelor's degree and his master's degree in business administration from the University of Minnesota. He is a Chartered Financial Analyst.



Michael K. Sabbann joined First American in 1998 and has 11 years of investment industry experience. Mr. Sabbann is responsible for analyzing and recommending equity investments in small market capitalization companies for the Small Company Value Portfolio. Mr. Sabbann received an MBA from the University of Minnesota's Carlson School of Business in 1986 and a BA in chemistry from the University of Minnesota in 1979. He is a Certified Financial Analyst.



John D. Grangaard joined First American in 1998 and has a diverse background with 18 years of experience in the financial industry. Mr. Grangaard's responsibilities include analysis for the financial industry in managing the Small Company Value Portfolio. His professional responsibilities have included work in securities analysis, corporate finance and banking, venture capital, asset liability management and strategic planning. Mr. Grangaard holds a B.A. in English from Yale University, an MBA in finance from the University of Minnesota and a JD from the University of North Dakota.


The EQUITY INDEX PORTFOLIO is managed by James S. Rovner and Evan C. Lundquist.


James S. Rovner joined First American in 1986 and has managed assets for institutional and individual clients for over 15 years, specializing in equity and balanced investment strategies. Mr. Rovner received his bachelor's degree and his master's degree in business administration from the University of Wisconsin. He is a Chartered Financial Analyst.



Evan C. Lundquist joined First American in 1993 and has four years of investment industry experience. Mr. Lundquist has analytic responsibilities for paper/forest products, metals and mining, steel, engineering and construction, and building and appliances industries. Mr. Lundquist received his bachelor's degree from St. Mary's College.


Goldman Sachs Asset Management. The Subadviser for the Asset Allocation Portfolio is GSAM, a separate operating division of Goldman, Sachs & Co.

Goldman Sachs Asset Management-International. The Subadviser for the Global Bond Portfolio is GSAM-International, an affiliate of Goldman, Sachs & Co. Goldman, Sachs & Co. is a New York limited partnership with its principal offices at 85 Broad Street, New York, New York 10004.

GSAM serves a wide range of clients including private and public pension funds, endowments, foundations, banks, thrifts, insurance companies, corporations, and private investors and family groups. The asset management services are divided into the following areas: institutional fixed income investment management; global currency management; institutional equity investment management; fund management; money market mutual fund management and administration; and private asset management. As of February 23, 1998, GSAM, together with its affiliates, acted as investment adviser, administrator or distributor for approximately $148 billion in assets.

GSAM-International was organized in 1990 as a company with limited liability under the laws of England. It is authorized to conduct investment advisory business in the United Kingdom as a member of the Investment Management Regulatory Organization Limited, a United Kingdom self-regulatory organization. GSAM and GSAM-International are able to draw on the research and market expertise of Goldman, Sachs & Co. in making investment decisions for the Portfolios for which they act as Subadviser. In performing their subadvisory services, GSAM and GSAM-International, while remaining ultimately responsible for the management of the Portfolio, are able to draw upon the research and expertise of their affiliate offices, for portfolio decisions and management with respect to certain portfolio securities.


The portion of the annual investment advisory fees received by SAAMCo which is paid to GSAM with respect to the Asset Allocation Portfolio is 0.40% on the first $50 million of Assets, 0.30% on the next $100 million, 0.25% on the next $100 million and 0.20% on Assets over $250 million. For the fiscal year ended November 30, 1997, SAAMCo paid to GSAM, with respect to the Asset Allocation Portfolio, a fee equal to 0.26% of average daily net assets. The portion of the annual investment advisory fees received by SAAMCo which is paid to GSAM-International with respect to the Global Bond Portfolio is 0.40% on the first $50 million of Assets, 0.30% on the next $100 million, 0.25% on the next $100 million and 0.20% on Assets over $250 million. For the fiscal year ended November 30, 1997, SAAMCo paid to GSAM-International, with respect to the Global Bond Portfolio, a fee equal to 0.36% of the Portfolio's average daily net assets.


Greg Gigliotti, Vice President of GSAM, Thomas S. Price, Vice President of GSAM, Lawrence S. Sibley, Vice President of GSAM and Karma Wilson, Vice President of GSAM serve as co-portfolio managers of the equity portion of the ASSET ALLOCATION PORTFOLIO. Mr. Gigliotti joined GSAM in 1997. From 1996 to 1997 he was a Vice President and senior analyst at Franklin Mutual Advisors, Inc., the asset management division of Franklin Resources, Inc. From 1989 to 1996 he was a Vice President and senior analyst at Heine Securities Corporation which was purchased by Franklin Resources, Inc. Mr. Price joined GSAM in 1997. From 1996 to 1997 he was a Vice President and senior analyst at Franklin Mutual Advisors, Inc., the asset management division of Franklin Resources, Inc. From 1993 to 1996 he was a Vice President and senior analyst at Heine Securities Corporation which was purchased by Franklin Resources, Inc. Mr. Sibley joined GSAM in 1997. From 1994 to 1997 he headed Institutional Equity Sales at J.P. Morgan Securities and from 1987 to 1994, he was a principal of Sanford C. Bernstein & Co. in its Institutional Sales Department. Ms. Wilson joined GSAM in 1994. Prior to 1994, she was an investment analyst with Bankers Trust Australia Ltd. Before 1992 she was employed at Authur Andersen LLP.

Jonathan A. Beinner and Richard C. Lucy have served as co-portfolio managers of the fixed income portion of the Asset Allocation Portfolio since its inception date of July 1, 1993. Mr. Beinner is a Managing Director of Goldman, Sachs and Co. -- Head of GSAM's U.S. Fixed Income Department, where he joined the Funds Group in 1990. Mr. Lucy is a Vice President of Goldman, Sachs and Co.'s Fixed Income Department, where he joined the Funds Group in 1992.

Stephen C. Fitzgerald and Andrew F. Wilson serve as co-portfolio managers of the GLOBAL BOND PORTFOLIO. Mr. Fitzgerald has served as co-portfolio manager since the inception date of July 1, 1993 and Mr. Wilson has served as co-portfolio manager since December 1, 1995. Mr. Fitzgerald, an Executive Director and Chief Investment Officer for international fixed income in the London office, joined GSAM-International in 1992. Mr. Wilson, an Executive Director and Portfolio Manager for international fixed income in the London office, joined GSAM-International in December 1995. Prior to joining GSAM-International, Mr. Wilson spent three years as an Assistant Director of Rothschild Asset Management, where he was responsible for managing global and international bond portfolios, with specific focus on the U.S., Canadian, Australian and Japanese economies.

Morgan Stanley Asset Management Inc. The Subadviser of the Worldwide High Income and International Diversified Equities Portfolios is MSAM, 1221 Avenue of the Americas, New York, New York 10020. MSAM is a wholly owned subsidiary of Morgan Stanley Dean Witter & Co., and provides a broad range of portfolio management services to customers in the United States and abroad. As of February 28, 1998, MSAM, together with its affiliated institutional investment management companies, had approximately $154.6 billion of assets under management (inclusive of assets under fiduciary advisory control).

Morgan Stanley Dean Witter & Co. is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.


The portion of the annual investment advisory fee received by SAAMCo which is paid to MSAM with respect to each of the Worldwide High Income and International Diversified Equities Portfolios is 0.65% on Assets up to $350 million and 0.60% on Assets thereafter. For the fiscal year ended November 30, 1997, SAAMCo paid to MSAM, with respect to the International Diversified Equities Portfolio and

Worldwide High Income Portfolio, a fee equal to 0.65% of each Portfolio's average daily net assets.


Robert Angevine and Paul Ghaffari have served as co-portfolio managers of the WORLDWIDE HIGH INCOME PORTFOLIO since the inception date of October 28, 1994. Mr. Angevine is a principal of Morgan Stanley & Co. Incorporated ("Morgan Stanley") and a portfolio manager of MSAM's high yield investments. He has been with the firm since 1988. Mr. Ghaffari is a managing director of Morgan Stanley and a portfolio manager of MSAM's emerging market debt instruments. He has been with the firm since 1983.

Barton Biggs has served as a co-portfolio manager for the INTERNATIONAL DIVERSIFIED EQUITIES PORTFOLIO since the inception date of October 28, 1994 and Francine Bovich and Ann Thivierge have served as co-portfolio managers of the Portfolio since July 1, 1995. Mr. Biggs is Chairman and Chief Investment Officer of MSAM and a Director of Morgan Stanley Dean Witter & Co. He joined Morgan Stanley in 1973 as a General Partner and Managing Director and is a member of Morgan Stanley Dean Witter & Co.'s Board of Directors and of the Management Committee. Ms. Bovich is a Managing Director of MSAM and is responsible for product development, portfolio management and communication of asset allocation strategy. She joined MSAM, as a Principal in 1993. Prior to joining MSAM, Ms. Bovich was a Principal and Executive Vice President of Westwood Management Corp. and was with the firm from 1986 to 1993. Ms. Thivierge is a Principal of MSAM and joined the company in 1986 as an Analyst. From 1992 through 1996 she served as a Vice President of MSAM.

Phoenix Investment Counsel, Inc. The Subadviser of the Growth/Phoenix Investment Counsel and Balanced/Phoenix Investment Counsel Portfolios is Phoenix, an indirect wholly-owned subsidiary of Phoenix Duff & Phelps Corporation. Phoenix is located at 56 Prospect Street, Hartford, CT 06115. Phoenix was originally organized in 1932 as John P. Chase, Inc. and has been engaged in the management of mutual funds since 1958. As of December 31, 1997, Phoenix Duff & Phelps through its affiliated companies, had over $46.4 billion in total assets under management for all its clients. Phoenix, the subadviser, had in excess of $22.2 billion under management as of December 31, 1997.


The portion of the annual investment advisory fees received by SAAMCo which is paid to Phoenix with respect to each of the Balanced/Phoenix Investment Counsel and Growth/Phoenix Investment Counsel Portfolios is 0.35% on the first $50 million of Assets, 0.30% on the next $100 million; 0.25% on the next $150 million; 0.20% on the next $200 million and 0.15% on Assets over $500 million. For the fiscal year ended November 30, 1997, SAAMCo paid to Phoenix, with respect to the Balanced/Phoenix Investment Counsel and Growth/Phoenix Investment Counsel Portfolios, a fee equal to 0.33% and 0.30%, respectively, of each Portfolio's average daily net assets.


The Large Cap Growth Equity Investment Team is responsible for managing the GROWTH/PHOENIX INVESTMENT COUNSEL PORTFOLIO. The Team is composed of 20 investment professionals and traders, some of whom may focus more heavily on particular Portfolios or particular aspects of the domestic equity markets. Pierre Trinque has supervisory responsibilities for the GROWTH/PHOENIX INVESTMENT COUNSEL PORTFOLIO. Mr. Trinque has been with Phoenix since 1985.

The Large Cap Growth Equity Investment Team is responsible for managing the equity component of the BALANCED/PHOENIX INVESTMENT COUNSEL PORTFOLIO. The Team is composed of 20 investment professionals and traders, some of whom may focus more heavily on particular Portfolios or particular aspects of the domestic equity markets. Pierre Trinque has supervisory responsibilities for the equity component of the BALANCED/PHOENIX INVESTMENT COUNSEL PORTFOLIO. Mr. Trinque has been with Phoenix since 1985. The Fixed Income Team is responsible for managing the fixed component of the BALANCED/ PHOENIX INVESTMENT COUNSEL PORTFOLIO. The Team is composed of 16 investment professionals and traders, some of whom may focus more heavily on particular Portfolios or particular sectors of the fixed income markets. Christopher J. Kelleher has supervisory responsibilities for the fixed component of the BALANCED/PHOENIX INVESTMENT COUNSEL PORTFOLIO. Mr. Kelleher has been with Phoenix since 1980.

Putnam Investment Management, Inc. The Subadviser of the Putnam Growth, International Growth and Income and Emerging Markets Portfolios is Putnam, a Massachusetts corporation with principal offices at One Post Office Square, Boston, Massachusetts. Putnam has been managing mutual funds since 1937 and serves as investment adviser to the funds in the Putnam Family. Putnam and its affiliates managed approximately $256 billion as of February 28, 1998. Putnam is a subsidiary of Putnam Investments, Inc., which, other than a minority interest owned by employees, is wholly owned by Marsh & McLennan Companies, Inc., a publicly owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.


The portion of the annual investment advisory fees received by SAAMCo which is paid to Putnam with respect to the Putnam Growth Portfolio is 0.50% on the first $150 million of Assets, 0.45% on the next $150 million of Assets and 0.35% on Assets over $300 million. Putnam became the Subadviser to the Putnam Growth Portfolio on April 15, 1997. For the fiscal year ended November 30, 1997, with respect to the International Growth and Income and Emerging Markets Portfolios, and for the period April 15, 1997 through November 30, 1997, with respect to the Putnam Growth Portfolio, SAAMCo paid to Putnam, a fee equal to 0.32%, 0.50% and 0.33%, respectively. For the period December 1, 1996 through April 14, 1997, SAAMCo paid to the Portfolio's predecessor subadviser, Provident Investment Counsel, Inc., with respect to the Provident Growth Portfolio a fee equal to 0.15% of the Portfolio's average daily net assets. See "Investment Advisory and Management Agreement -- Advisory Fees" in the Statement of Additional Information for the annual rates applicable with respect to the predecessor subadvisers. The portion of the annual investment advisory fees received by SAAMCo which is paid to Putnam with respect to the International Growth and Income Portfolio is 0.65% on the first $150 million of Assets, 0.55% on the next $150 million of Assets and 0.45% on Assets over $300 million. The portion of the annual investment advisory fees received by SAAMCo which is paid to Putnam with respect to the Emerging Markets Portfolio is 1.00% on the first $150 million of Assets, 0.95% on the next $150 million of Assets and 0.85% on Assets over $300 million.


C. Beth Cotner, Richard England, Manuel H. Weiss and David Santos have served as co-portfolio managers of the PUTNAM GROWTH PORTFOLIO since April 1997. Ms. Cotner, a Senior Vice President of Putnam has been an investment professional with Putnam since 1995. Prior to that time, she was an Executive Vice President of Kemper Financial Services. Mr. England, a Senior Vice President of Putnam has been an investment professional with Putnam since 1992. Mr. Weiss, a Senior Vice President of Putnam has been an investment professional with Putnam since 1987. Mr. Santos, a Vice President of Putnam has been an investment professional with Putnam since 1986.

Deborah F. Kuenstner and George W. Stairs have served as co-portfolio managers of the INTERNATIONAL GROWTH AND INCOME PORTFOLIO since March 1998. Ms. Kuenstner is a Senior Vice President of Putnam. Prior to March 1997, she was Senior Portfolio Manager at Dupont Pension Fund Management. Mr. Stairs is a Senior Vice President of Putnam. Prior to July 1994, he was an Associate at Value Quest Ltd.

Thomas R. Haslett, Managing Director of Putnam and J. Peter Grant, Senior Vice President of Putnam, serve as co-portfolio managers of the EMERGING MARKETS PORTFOLIO. Mr. Haslett has been an investment professional with Putnam since 1996. Prior to December 1996, he was a Managing Director of Montgomery Asset Management, Ltd. Mr. Grant has been an investment professional with Putnam since 1973.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND PAYING AGENT -- State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, is the Trust's custodian, transfer agent and dividend paying agent. State Street maintains custody of the Trust's securities and cash and the records of each shareholder's account. State Street also performs other related shareholder service functions.
---------------------------------------------------------
---------------------------------------------------------
                        PORTFOLIO TURNOVER AND BROKERAGE
---------------------------------------------------------
---------------------------------------------------------


All Portfolios effect portfolio transactions without regard to the length of time particular investments have been held. Under certain market conditions, the investment policies of the Portfolios may result in high portfolio turnover. The portfolio turnover rates for the Portfolios (other than the Equity Income, Small Company Value, "Dogs" of Wall Street, and Equity Index Portfolios) are contained in the section entitled "Financial Highlights." The portfolio turnover rates for the following Portfolios are not expected to exceed the stated percentages:
"Dogs" of Wall Street Portfolio -- 25%; Equity Income Portfolio -- 30%; Equity Index Portfolio -- 10%; and Small Company Value Portfolio -- 40%. High portfolio turnover involves correspondingly greater brokerage commissions, to the extent such commissions are payable, and other transaction costs that are borne directly by the Portfolio involved. Higher turnover rates reflect an increased rate of realization of gains and losses by the Portfolio, which would normally affect the taxable income of the Portfolio's shareholders. Where the shareholder is an insurance company separate account funding variable annuity contracts, qualified as such under the Code, however, the contract owners are not currently charged with such income or losses except to the extent provided under the Code (normally when distributions under the contracts are made).

Corporate bonds and U.S. government securities are generally traded on a net basis and usually neither brokerage commissions nor transfer taxes are involved.

Broker-dealers involved in the execution of portfolio transactions on behalf of the Trust are selected on the basis of their professional capability and the value and quality of their services. In selecting such broker-dealers, the Adviser and Subadvisers will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets in which the security can be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer; the broker-dealer's execution services rendered on a continuing basis; and the reasonableness of any commissions. The Adviser or a Subadviser also may select broker-dealers which provide it with research services and may cause a Portfolio to pay such broker-dealers commissions which exceed those which other broker-dealers may have charged, if in the Adviser's or Subadviser's view the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer. Further, the Adviser or a Subadviser may effect portfolio transactions through broker-dealer affiliates of the Trust, Adviser or Subadvisers.
---------------------------------------------------------
---------------------------------------------------------
                          DIVIDENDS, DISTRIBUTIONS AND
                                 FEDERAL TAXES
---------------------------------------------------------
---------------------------------------------------------


Under the Code, each Portfolio is treated as a separate regulated investment company providing qualification requirements are met. To qualify as a regulated investment company, a Portfolio must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Portfolio's assets is represented by cash, U.S. government securities and other securities limited in respect of any one issuer to 5% of the Portfolio's assets and to not more than 10% of the voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities). Each Portfolio intends to meet these qualification requirements.


So long as a Portfolio qualifies as a regulated investment company, such Portfolio will not be subject to federal income tax on the net investment company taxable income or net capital gains distributed to shareholders as ordinary income dividend or capital gains dividends. It is the policy of each Portfolio to distribute to its shareholders substantially all of its ordinary income and net capital gains realized during each fiscal year. All distributions are reinvested in shares of the Portfolio at net asset value unless the transfer agent is instructed otherwise.

Each Portfolio of the Trust is also subject to variable contract asset diversification regulations prescribed by the U.S. Treasury Department under the Code. These regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of the Portfolio may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, but each U.S. agency or instrumentality is treated as a separate issuer. If a Portfolio fails to comply with these regulations, the contracts invested in that Portfolio will not be treated as annuity, endowment or life insurance contracts for tax purposes. The Real Estate Portfolio may invest in REITs that hold residual interests in real estate mortgage investment conduits ("REMICs"). Under Treasury regulations that have not yet been issued, but may apply retroactively, a portion of the Portfolio's income from a REIT that is attributable to the REIT's residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be subject to federal income tax. These regulations are also expected to provide that excess inclusion income of a regulated investment company, such as the Portfolio, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly.

A "passive foreign investment company" ("PFIC") is a foreign corporation that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If a Portfolio acquires and holds stock in a PFIC beyond the end of the year of its acquisition, the Portfolio will be subject to federal income tax on a portion of any "excess distribution" received on the stock or of any gain from disposition of the stock (collectively, "PFIC income"), plus interest thereon, even if the Portfolio distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Portfolio's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. Recently enacted legislation provides that the Portfolio may make a "mark-to-market" election with respect to any stock it holds of a PFIC, if such stock is marketable (as defined for purposes of such legislation). If the election is in effect at the end of the Portfolio's taxable year, the Portfolio will recognize the amount of gains, if any, with respect to PFIC stock. Such mark-to-market gain will be treated as ordinary income. Alternatively, the Portfolio may elect to treat any PFIC in which it invests as a "qualified electing fund," in which case, in lieu of the foregoing tax and interest obligation, the Portfolio will be required to include in its income each year, its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain, even if they are not distributed to the Portfolio; those amounts would be subject to the distribution requirements applicable to the Portfolio described above. It may be very difficult, if not impossible, to make this election because of certain requirements thereof.

See the applicable contract prospectus for information regarding the federal income tax treatment of the contracts and distributions to the separate accounts.
---------------------------------------------------------
---------------------------------------------------------
                                PRICE OF SHARES
---------------------------------------------------------
---------------------------------------------------------

The Portfolios are open for business on any day the NYSE is open for regular trading. Shares of each Portfolio of the Trust are sold at the net asset value per share calculated daily at the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). Each Portfolio calculates its net asset value per share by dividing the total value of its net assets by the number of shares outstanding. Assets are generally valued at their market value, where available, except that short-term securities with 60 days or less to maturity are valued on an amortized cost basis. For a complete description of the procedures involved in valuing various Trust assets, see the Statement of Additional Information.
---------------------------------------------------------
---------------------------------------------------------
                           PURCHASES AND REDEMPTIONS
---------------------------------------------------------
---------------------------------------------------------


Shares of the Trust currently are offered only to separate accounts of Anchor National Life Insurance Company and First SunAmerica Life Insurance Company. At present, Trust shares are used as the investment vehicle for annuity contracts only. The Life Companies may issue variable life contracts that also will use the Trust as the underlying investment. The offering of Trust shares to variable annuity and variable life separate accounts is referred to as "mixed funding." It may be disadvantageous for variable annuity separate accounts and variable life separate accounts to invest in the Trust simultaneously. Although neither the Life Companies nor the Trust currently foresees such disadvantages either to variable annuity or variable life contract owners, the Board of Trustees of the Trust, based upon information provided by the Life Companies, will monitor events in order to determine, should a material conflict arise, what action, if any, need be taken in response thereto. Shares of the Trust may be offered to separate accounts of other life insurance companies which are affiliates of the Life Companies.


All shares may be purchased or redeemed by the separate accounts without any sales or redemption charge at the next computed net asset value. Purchases and redemptions are made subsequent to corresponding purchases and redemptions of units of the separate accounts without delay.

Except in extraordinary circumstances and as permissible under the 1940 Act, the redemption proceeds are paid on or before the seventh day following the request for redemption.
---------------------------------------------------------
---------------------------------------------------------
                           SHAREHOLDER VOTING RIGHTS
---------------------------------------------------------
---------------------------------------------------------

All shares of the Trust have equal voting rights and may be voted in the election of trustees and on other matters submitted to the vote of the shareholders. Shareholders' meetings ordinarily will not be held unless required by the 1940 Act. As permitted by Massachusetts law, there normally will be no shareholders' meetings for the purpose of electing trustees unless and until such time as fewer than a majority of the trustees holding office have been elected by shareholders. At that time, the trustees then in office will call a shareholders' meeting for the election of trustees. The trustees must call a meeting of shareholders for the purpose of voting upon the removal of any trustee when requested to do so by the record holders of 10% or more of the outstanding shares of the Trust. A trustee may be removed after the holders of record of not less than two-thirds of the outstanding shares have declared that the trustee be removed either by declaration in writing or by votes cast in person or by proxy. Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees, provided that immediately after the appointment of any successor trustee, at least two-thirds of the trustees have been elected by the shareholders. Shares do not have cumulative voting rights. Thus, holders of a majority of the shares voting for the election of trustees can elect all the trustees. No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust, except that amendments to conform the Declaration to the requirements of applicable federal laws or regulations or the regulated investment company provisions of the Code may be made by the trustees without the vote or consent of shareholders. If not terminated by the vote or written consent of a majority of its outstanding shares, the Trust will continue indefinitely.

A change in the fundamental investment restrictions of a Portfolio requires the vote of a "majority of the outstanding voting securities" of that Portfolio. This term is defined in the 1940 Act and explained in the Statement of Additional Information.

In matters affecting only a particular Portfolio, the matter shall have been effectively acted upon by a vote of that Portfolio even though: (1) the matter has not been approved by a vote of any other Portfolio; or (2) the matter has not been approved by a vote of the Trust as a whole.

The Life Companies' separate accounts, as shareholders of the Portfolios, have the right to vote each Portfolio's shares at any meeting of shareholders. However, the separate account will vote each Portfolio's shares in accordance with instructions received from contract owners. See the applicable contract prospectus for information regarding contract owners' voting rights.
---------------------------------------------------------
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                            INDEPENDENT ACCOUNTANTS
---------------------------------------------------------
---------------------------------------------------------

PricewaterhouseCoopers LLP has been selected as independent accountants for the Trust.
---------------------------------------------------------
---------------------------------------------------------
                              GENERAL INFORMATION
---------------------------------------------------------
---------------------------------------------------------


YEAR 2000 READINESS


Many services provided to the Trust and its shareholders by the Adviser rely on both the smooth functioning of the Adviser's computer and computer-based systems as well as those of its outside service providers. Many computer and computer-based systems cannot distinguish the year 2000 from the year 1900 because of the way systems encode and calculate dates. This Year 2000 Issue potentially could have an adverse impact on the handling of security trades, the payment of interest and dividends, pricing and account services. The Adviser recognizes the importance of the Year 2000 Issue and is taking appropriate steps necessary in preparation of the year 2000. The Adviser fully anticipates that its systems and those of its outside service providers will be adapted in time for the year 2000, and to further this goal it has coordinated a plan to repair, adapt or replace systems that are not Year 2000 compliant, and has obtained similar assurances from its outside service providers. The Adviser expects to complete its plan significantly by the end of the 1998 calendar year and then perform appropriate systems testing during the 1999 calendar year.
---------------------------------------------------------
---------------------------------------------------------
                             SHAREHOLDER INQUIRIES
---------------------------------------------------------
---------------------------------------------------------

Shareholder inquiries should be directed to Anchor National Life Insurance Company or First SunAmerica Life Insurance Company, Service Center, P.O. Box 54299, Los Angeles, California 90054-0299, telephone number (800) 445-SUN2. In New York, shareholders should call (800) 99-NYSUN.
---------------------------------------------------------
---------------------------------------------------------
                             FINANCIAL INFORMATION
---------------------------------------------------------
---------------------------------------------------------

Further financial information can be found in the Statement of Additional Information, which is available upon written request to the Trust.

FOR MORE INFORMATION

The following documents contain more information about the Portfolios and are available free of charge upon request:


     ANNUAL/SEMI-ANNUAL REPORTS. Contain financial statements, performance data and information on portfolio holdings. The annual report also contains a written analysis of market conditions and Portfolio performance for the Portfolios' most recently completed fiscal year.



     STATEMENT OF ADDITIONAL INFORMATION ("SAI"). Contains additional information about the Portfolios' policies, investment restrictions and business structure. This prospectus incorporates the SAI by reference.


You may obtain copies of these documents or ask questions about the Portfolios by contacting:

     SunAmerica Series Trust
     P.O. Box 54299
     Los Angeles, CA 90054-0299
     1-800-445-SUN2

or

by calling your broker or financial advisor.


Information about the Portfolios (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission ("SEC"), Washington, D.C. Call (800) SEC-0330 for information on the operation of the Public Reference Room. Information about the Portfolios is also available on the SEC's web-site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.


You should rely only on the information contained in this prospectus. No one is authorized to provide you with any different information.

                      Statement of Additional Information





                            SUNAMERICA SERIES TRUST





   This Statement of Additional Information is not a prospectus, but should be read in conjunction with the current Prospectus of SunAmerica Series Trust
 ("Trust") Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus. The Prospectus may be obtained by writing to the Trust at the following address:



                                 P.O. Box 54299
                       Los Angeles, California 90054-0299






                               November 15, 1998

                               TABLE OF CONTENTS


TOPIC                                                                                                                         PAGE
-----                                                                                                                         ----
THE TRUST . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  B-3

INVESTMENT OBJECTIVES AND POLICIES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  B-3

DESCRIPTION OF COMMERCIAL PAPER AND BOND RATINGS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . B-25

INVESTMENT RESTRICTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . B-29

INVESTMENT RESTRICTIONS OF THE CASH MANAGEMENT PORTFOLIO  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . B-29

TRUST OFFICERS AND TRUSTEES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . B-33

INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . B-35

SUBADVISORY AGREEMENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . B-38

DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . B-42

PRICE OF SHARES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . B-42

EXECUTION OF PORTFOLIO TRANSACTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . B-43

GENERAL INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . B-48

FINANCIAL STATEMENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . B-49


                                   THE TRUST

         The Trust, organized as a Massachusetts business trust on September 11, 1992, is an open-end management investment company. Shares of the Trust are issued and redeemed only in connection with investments in and payments under variable annuity contracts, and may be sold to fund variable life contracts in the future.



         Shares of the Trust are held by separate accounts of Anchor National Life Insurance Company, an Arizona corporation, and First SunAmerica Life Insurance Company, a New York corporation. Anchor National Life Insurance Company and First SunAmerica Life Insurance Company are wholly owned subsidiaries of SunAmerica Life Insurance Company, an Arizona corporation wholly owned by SunAmerica Inc., a Maryland corporation.



                       INVESTMENT OBJECTIVES AND POLICIES

         The discussion below is intended to supplement the information contained in the Prospectus.


         CASH MANAGEMENT PORTFOLIO. The Cash Management Portfolio seeks to achieve its investment objective by investing in a diversified selection of money market instruments. Certain of the other Portfolios may also invest their assets to varying degrees in money market instruments. The money market instruments that such Portfolios may invest in include the following:


         Commercial Bank Obligations. Certificates of deposit (interest-bearing time deposits), bankers' acceptances (time drafts drawn on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity) and documented discount notes (corporate promissory discount notes accompanied by a commercial bank guarantee to pay at maturity) representing direct or contingent obligations of commercial banks with total assets in excess of $1 billion, based on the latest published reports. The Cash Management Portfolio may also invest in obligations issued by commercial banks with total assets of less than $1 billion if the principal amount of these obligations owned by the Cash Management Portfolio is fully insured by the Federal Deposit Insurance Corporation ("FDIC").

         Savings Association Obligations. Certificates of deposit (interest-bearing time deposits) issued by mutual savings banks or savings and loan associations with assets in excess of $1 billion and whose deposits are insured by the FDIC. The Cash Management Portfolio may also invest in obligations issued by mutual savings banks or savings and loan associations with total assets of less than $1 billion if the principal amount of these obligations owned by the Cash Management Portfolio is fully insured by the FDIC.


         Commercial Paper. Short-term notes (up to 9 months) issued by corporations or governmental bodies. The Cash Management Portfolio may only purchase commercial paper judged by SunAmerica Asset Management Corp. ("SAAMCo" or the "Adviser") to be of suitable investment quality. This includes commercial paper that is (a) rated in the two highest categories by Standard & Poor's Ratings Services, a Division of The McGraw-Hill Companies, Inc. ("Standard & Poor's") and by Moody's Investors Service, Inc. ("Moody's"), or (b) other commercial paper deemed on the basis of the issuer's creditworthiness to be of a quality appropriate for the Cash Management Portfolio. (No more than 5% of the Cash Management Portfolio's assets may be invested in commercial paper in the second highest rating category; no more than the greater of 1% of the Cash Management Portfolio's assets or $1 million may be invested in such securities of any one issuer.) See "Description of Commercial Paper and Bond Ratings" for a description of the ratings. The Cash Management Portfolio will not purchase commercial paper described in (b) above if such paper would in the aggregate exceed 15% of its total assets after such purchase. The commercial paper in which the Cash Management Portfolio may invest includes variable amount master demand notes. Variable amount master demand notes permit the Cash Management Portfolio to invest varying amounts at fluctuating rates of interest pursuant to the agreement in the master note. These are direct lending obligations between the lender and borrower, they are generally not traded, and there is no secondary market. Such instruments are payable with accrued interest in whole or in part on demand. The amounts of the instruments are subject to daily fluctuations as the participants increase or decrease the extent of their participation. Investments in these instruments are limited to those that have a demand feature enabling the Cash Management Portfolio unconditionally to receive the amount invested from the issuer upon seven or fewer days' notice. Generally, the Cash Management Portfolio attempts to invest in instruments having a one-day notice provision. In connection with master demand note arrangements, the Adviser, subject to the direction of the Trustees, monitors on an ongoing basis, the earning power, cash flow and other liquidity ratios of the borrower, and its ability to pay principal and interest on demand. The Adviser also considers the extent to which the variable amount master demand notes are backed by bank letters of credit. These notes generally are not rated by Moody's or Standard & Poor's and the Cash Management Portfolio may invest in them only if it is determined that at the time of investment the notes are of comparable quality to the other commercial paper in which a Portfolio may invest. Master demand notes are considered to have a maturity equal to the repayment notice period unless the Adviser has reason to believe that the borrower could not make timely repayment upon demand.

         Bankers' Acceptances. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity.


         Variable Amount Master Demand Notes. Variable amount master demand notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Portfolio and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Portfolio may demand payment of principal and accrued interest at any time. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, and other business concerns) must satisfy the same criteria as set forth above for commercial paper. The Adviser or Subadviser will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand.


         Corporate Bonds and Notes. The Cash Management Portfolio may purchase corporate obligations that mature or that may be redeemed in 397 days or less. These obligations originally may have been issued with maturities in excess of 397 days. The Cash Management Portfolio may invest only in corporate bonds or notes of issuers having outstanding short-term securities rated in the top two rating categories by Standard & Poor's and Moody's. See "Description of Commercial Paper and Bond Ratings" for description of investment-grade ratings by Standard & Poor's and Moody's.


         U.S. TREASURY INFLATION-PROTECTION SECURITIES



         The Equity Income, Small Company Value and Equity Index Portfolios may invest in U.S. Treasury inflation-protection securities, which are issued by the United States Department of Treasury ("Treasury") with a nominal return linked to the inflation rate in prices. The index used to measure inflation is the non-seasonally adjusted U.S. City Average All Items Consumer Price
Index for All Urban Consumers ("CPI-U").



         The value of the principal is adjusted for inflation, and pays interest every six months. The interest payment is equal to a fixed percentage of the inflation-adjusted value of the principal. The final payment of principal of the security will not be less than the original par amount of the security at issuance.



         The principal of the inflation-protection security is indexed to the non-seasonally adjusted CPI-U. To calculate the inflation-adjusted principal value for a particular valuation date, the value of the principal at issuance is multiplied by the index ratio applicable to that valuation date. The index ratio for any date is the ratio of the reference CPI applicable to such date to the reference CPI applicable to the original issue date. Semiannual coupon interest is determined by multiplying the inflation-adjusted principal amount by one-half of the stated rate of interest on each interest payment date.



         Inflation-adjusted principal or the original par amount, whichever is larger, is paid on the maturity date as specified in the applicable offering announcement. If at maturity the inflation-adjusted principal is less than the original principal value of the security, an additional amount is paid at maturity so that the additional amount plus the inflation-adjusted principal equals the original principal amount. Some inflation-protection securities may be stripped into principal and interest components. In the case of a stripped security, the holder of the stripped principal component would receive this additional amount. The final interest payment, however, will be based on the final inflation-adjusted principal value, not the original par amount.



         The reference CPI for the first day of any calendar month is the CPI-U for the third preceding calendar month. (For example, the reference CPI for December 1 is the CPI-U reported for September of the same year, which is released in October.) The reference CPI for any other day of the month is calculated by a linear interpolation between the reference CPI applicable to the first day of the month and the reference CPI applicable to the first day of the following month.



         Any revisions the Bureau of Labor Statistics (or successor agency) makes to any CPI-U number that has been previously released will not be used in calculations of the value of outstanding inflation-protection securities. In the case that the CPI-U for a particular month is not reported by the last day of the following month, the Treasury will announce an index number based on the last year-over-year CPI-U inflation rate available. Any calculations of the Treasury's payment obligations on the inflation-protection security that need that month's CPI-U number will be based on the index number that the Treasury has announced. If the CPI-U is rebased to a different year, the Treasury will continue to use the CPI-U series based on the base reference period in effect when the security was first issued as long as that series continues to be published. If the CPI-U is discontinued during the period the inflation-protection security is outstanding, the Treasury will, in consultation with the Bureau of Labor Statistics (or successor agency), determine an appropriate substitute index and methodology for linking the discontinued series with the new price index series. Determinations of the Secretary of the Treasury in this regard are final.



         Inflation-protection securities will be held and transferred in either of two book-entry systems: the commercial book-entry system (TRADES) and TREASURY DIRECT. The securities will be maintained and transferred at their original par amount, i.e., not at their inflation-adjusted value. STRIPS components will be maintained and transferred in TRADES at their value based on the original par amount of the fully constituted security.


         LOAN PARTICIPATIONS AND ASSIGNMENTS. The Worldwide High Income Portfolio may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign or corporate debt obligations and one or more financial institutions ("Lenders"). The Portfolio's investments in Loans are expected in most instances to be in the form of participations in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties. In the case of Participations, the Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In the event of the insolvency of the Lender selling a Participation, the Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Portfolio will acquire Participations only if the Lender interpositioned between the Portfolio and the borrower is determined by the Subadviser to be creditworthy. When the Portfolio purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. Because

Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. Because there is no liquid market for such securities, the Portfolio anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Portfolio's ability to dispose of particular Assignments or Participations when necessary to meet the Portfolio's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Portfolio to assign a value to these securities for purposes of valuing the Portfolio and calculating its net asset value.

         STRUCTURED INVESTMENTS. The Global Bond Portfolio, Asset Allocation Portfolio, Emerging Markets Portfolio, Worldwide High Income Portfolio and the International Growth and Income Portfolio may invest a portion of its assets in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of the type in which the Portfolio anticipates it will invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. The Portfolio is permitted to invest in a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured Securities. Structured Securities are typically sold in private placement transactions, and there currently is no active trading market for Structured Securities.


         A Portfolio's investments in government and government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts.



         U.S. CORPORATE HIGH-YIELD FIXED-INCOME SECURITIES. A portion of certain Portfolios' assets will be invested in U.S. corporate high-yield fixed-income securities, which offer a yield above that generally available on U.S. corporate debt securities in the four highest rating categories of the recognized rating services. The Portfolios may acquire fixed-income securities of U.S. issuers, including debt obligations (E.G., bonds, debentures, notes, equipment lease certificates, equipment trust certificates, conditional sales contracts, commercial paper and obligations issued or guaranteed by the U.S. government or any of its political subdivisions, agencies or instrumentalities) and preferred stock. These fixed-income securities may have equity features, such as conversion rights or warrants, and the Portfolios may invest up to 10% of their total assets in equity features, such as conversion rights or warrants, and the Portfolios may invest up to 10% of their total assets in equity securities other than preferred stock (e.g., common stock, warrants and rights and limited partnership interests). The Portfolios may not invest more than 5% of their total assets at the time of acquisition in either of (1) equipment lease certificates, equipment trust certificates, equipment trust certificates and conditional sales contracts or (2) limited partnership interests.



         EMERGING COUNTRY FIXED-INCOME SECURITIES. Certain of the Portfolios may invest their assets, to varying degrees, in emerging country fixed-income securities, which are debt securities of government and government-related issuers located in emerging countries (including participations in loans between governments and financial institutions), and of entities organized to restructure outstanding debt of such issuers and debt securities of corporate issuers located in or organized under the laws of emerging countries. As used with respect to these Portfolios, an emerging country is any country that the International Bank for Reconstruction and Development (more commonly known as the World Bank) has determined to have a low or middle income economy. There are currently over 150 countries which are considered to be emerging countries. The countries generally include every nation in the world except the United States, Canada, Japan, Australia, Singapore, New Zealand and most nations located in Western Europe. Not withstanding the foregoing, with respect to Emerging Markets Portfolios, in addition to the exclusions listed above, the following countries should also be excluded from the countries considered emerging markets: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, the Netherlands, Norway, Spain, Sweden, Switzerland and the United Kingdom.



         In selecting emerging country debt securities for investment by a Portfolio, the Subadviser will apply a market risk analysis contemplating assessment of factors such as liquidity, volatility, tax implications, interest rate sensitivity, counterparty risks and technical market considerations. Currently, investing in many emerging country securities is not feasible or may involve unacceptable political risks. The Portfolios expect that their investments in emerging country debt securities will be made primarily in some or all of the following emerging countries:


         Argentina                     Indonesia                     Poland
         Brazil                        Malaysia                      Portugal
         Chile                         Mexico                        South Africa
         Czech Republic                Morocco                       Thailand
         Egypt                         Pakistan                      Turkey
         Greece                        Peru                          Uruguay
         Hungary                       Philippines                   Venezuela


         As opportunities to invest in debt securities in other emerging countries develop, the Portfolios expect to expand and further diversify the emerging countries in which they invest. While the Portfolios generally are not restricted in the portion of their assets which may be invested in a single country or region, it is anticipated that, under normal circumstances, each Portfolio's assets will be invested in at least three countries.



         A Portfolio's investments in government and government-related and restructured debt securities will consist of (i) debt securities or obligations issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging countries (including participation in loans between governments and financial institutions), (ii) debt securities or obligations issued by government owned, controlled or sponsored entities located in emerging countries, and (iii) interests in issuers organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the entities described above. Such type of restructuring involves the deposit with or purchase by an entity of specific instruments and the issuance by that entity of one or more classes of securities backed by, or representing an interest in, the underlying instruments. Certain issuers of such structured securities may be deemed to be "investment companies" as defined in the Investment Company Act of 1940, as amended, (the "1940 Act"). As a result, a Portfolio's investment in such securities may be limited by certain investment restrictions contained in the 1940 Act.



         A Portfolio's investments in debt securities of corporate issuers in emerging countries may include debt securities or obligations issued (i) by banks located in emerging countries or by branches of emerging country banks located outside the country or (ii) by companies organized under the laws of an emerging country. Determinations as to eligibility will be made by the Subadviser based on publicly available information and inquiries made to the issuer. A Portfolio may also invest in certain debt obligations customarily referred to as "Brady Bonds," which are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury Nicholas F. Brady (the "Brady Plan").


          Brady Plan debt restructurings have been implemented to date in Argentina, Brazil, Bulgaria, Costa Rica, Croatia, the Dominican Republic, Ecuador, Jordan, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Slovenia, Uruguay and Venezuela. Brady Bonds have been issued only relatively recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

         Emerging country debt securities held by a Portfolio will take the form of bonds, notes, bills, debentures, convertible securities, warrants, bank debt obligations, short-term paper, mortgage-backed and other asset-backed securities, loan participations, loan assignments and interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by emerging country issuers. U.S. dollar-denominated emerging country debt securities held by a Portfolio will generally be listed but not traded on a securities exchange, and non-U.S. dollar-denominated securities held by the Portfolios may or may not be listed or traded on a securities exchange. A Portfolio may invest in mortgage-backed securities and in other asset-backed securities issued by non-governmental entities such as banks and other financial institutions. Mortgage-backed securities include mortgage pass-through securities and collateralized mortgage obligations. Asset-backed securities are collateralized by such assets as automobile or credit card receivables and are securitized either in a pass-through structure or in a pay-through structure similar to a collaterized mortgage obligation.


         Investments in emerging country debt securities entail special investment risks. Many of the emerging countries listed above may have less stable political environments than more developed countries. Also, it may be more difficult to obtain a judgment in a court outside the United States.


         GLOBAL FIXED-INCOME SECURITIES. Certain of the Portfolios may invest their assets, to varying degrees, in global fixed-income securities. These are debt securities denominated in currencies of countries displaying high real yields. Such securities include government obligations issued or guaranteed by U.S. or foreign governments and their political subdivisions, authorities, agencies or instrumentalities, and by supranational entities (such as the World Bank, The European Economic Community, The Asian Development Bank and the European Coal and Steel Community), Eurobonds, and corporate bonds with varying maturities denominated in various currencies. In this portion of the portfolio, the Subadviser seeks to minimize investment risk by investing in a high quality portfolio of debt securities, the majority of which will be rated in one of the two highest rating categories by a nationally recognized statistical rating organization. U.S. government securities in which a Portfolio may invest include obligations issued or guaranteed by the U.S. government, such as U.S. Treasury securities, as well as those backed by the full faith and credit of the United States, such as obligations of the Government National Mortgage Association and The Export-Import Bank. A Portfolio may also invest in obligations issued or guaranteed by U.S. government agencies or instrumentalities where a Portfolio must look principally to the issuing or guaranteeing agency for ultimate repayment. Investment in foreign government securities for this portion of the portfolio will be limited to those of developed nations which the Subadviser believes to pose limited credit risk. These countries currently include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. Corporate and supranational obligations selected for this portion of the portfolio will be limited to those rated A or better by Moody's, Standard & Poor's or IBCA Ltd.



         In selecting securities for this portion of a portfolio, the Subadviser of the Portfolio evaluates the currency, market and individual features of the securities being considered for investment. The Subadviser believes that countries displaying the highest real yields will over time generate a high total return, and accordingly, the Subadviser's focus for this portion of a portfolio will be to analyze the relative rates of real yield of twenty global fixed-income markets. In selecting securities, the Subadviser will first identify the global markets in which each Portfolio's assets will be invested by ranking such countries in order of highest real yield. In this portion of its portfolio, each Portfolio will invest its assets primarily in fixed-income securities denominated in the currencies of countries within the top quartile of the Subadviser's ranking.



         The Subadviser's assessment of the global fixed-income markets is based on an analysis of real interest rates. The Subadviser calculates real yield for each global market by adjusting current nominal yields of securities in each such market for inflation prevailing in each country using an analysis of past and projected (one-year) inflation rates for that country. The Subadviser expects to review and update on a regular basis its real yield ranking of countries and market sectors and to alter the allocation of this portion of each Portfolio's investments among markets as necessary when changes to real yields and inflation estimates significantly alter the relative rankings of the countries and market sectors.



         In addition, the Global Bond Portfolio may invest in trust preferred securities. A trust preferred or capital security is a long dated bond (for example, 30 years) with preferred features. The preferred features are that payment of interest can be deferred for a specified period without initiating a default event. From a bondholder's viewpoint, the securities are senior in claim to standard preferred but are junior to other bondholders. From the issuer's viewpoint, the securities are attractive because their interest is deductible for tax purposes like other types of debt instruments.


         CORPORATE ASSET-BACKED SECURITIES. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties.

         Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

         Corporate asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors to make payments on underlying assets, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. A Portfolio will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.


         SHORT SALES. Each Portfolio (other than the Cash Management and "Dogs" of Wall Street Portfolios) may make short sales, including "short sales against the box." A short sale is effected by selling a security which a Portfolio does not own. A short sale is against the box to the extent that a Portfolio contemporaneously owns, or has the right to obtain without payment, securities identical to those sold short. A short sale against the box of an "appreciated financial position" (E.G., appreciated stock) generally is treated as a sale by the Portfolio for federal income tax purposes. A Portfolio generally will recognize any gain (but not loss) for federal income tax purposes at the time that it makes a short sale against the box. A Portfolio may not enter into a short sale against the box, if, as a result, more than 25% of its total assets would be subject to such short sales.



         When a Portfolio makes a short sale, the proceeds it receives from the sale will be held on behalf of a broker until the Portfolio replaces the borrowed securities. To deliver the securities to the buyer, a Portfolio will need to arrange through a broker to borrow the securities and, in so doing, a Portfolio will become obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be.
A Portfolio may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.



         A Portfolio's obligation to replace the securities borrowed in connection with a short sale will be secured by collateral in the form of cash or liquid securities held in a segregated account in the name of the broker.
In addition, such Portfolio will place in a segregated account an amount of cash or liquid securities equal to the difference, if any, between (1) the market value of the securities sold at the time they were sold short and (2) any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). In the event that the value of the collateral deposited with the broker plus the value of the assets in the segregated account should fall below the value of the securities sold short, additional amounts to cover the difference will be placed in the segregated accounts. Short sales by a Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

         ILLIQUID SECURITIES. Each of the Portfolios may invest no more than 15% (10% in the case of the Cash Management Portfolio) of its net assets, determined as of the date of purchase, in illiquid securities including repurchase agreements which have a maturity of longer than seven days or in other securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. There generally will be a lapse of time between a mutual fund's decision to sell an unregistered security and the registration of such security promoting sale. Adverse market conditions could impede a public offering of such securities. When purchasing unregistered securities, the Portfolios will seek to obtain the right of registration at the expense of the issuer.

         In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.


         Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act for which there is a readily available market will not be deemed to be illiquid. The Adviser or Subadviser, as the case may be, will monitor the liquidity of such restricted securities subject to the supervision of the Board of Trustees of the Trust. In reaching liquidity decisions, the Adviser, or Subadviser, as the case may be, will consider, inter alia, pursuant to guidelines and procedures established by the Trustees, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (E.G., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).


         The Cash Management Portfolio may invest in commercial paper issues which include securities issued by major corporations without registration under the Securities Act in reliance on the exemption from such registration afforded by Section 3(a)(3) thereof, and commercial paper issued in reliance on the so-called private placement exemption from registration which is afforded by Section 4(2) of the Securities Act ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Section 4(2) paper that is issued by a company that files reports under the Securities Exchange Act of 1934 is generally eligible to be sold in reliance on the safe harbor of Rule 144A described above. The Cash Management Portfolio's 10% limitation on investments in illiquid securities includes Section 4(2) paper other than Section 4(2) paper that the Adviser has determined to be liquid pursuant to guidelines established by the Trustees. The Portfolio's Board of Trustees delegated to the Adviser the function of making day-to-day determinations of liquidity with respect to Section 4(2) paper, pursuant to guidelines approved by the Trustees that require the Adviser to take into account the same factors described above for other restricted securities and require the Adviser to perform the same monitoring and reporting functions.


         REVERSE REPURCHASE AGREEMENTS. The Cash Management, Corporate Bond, High-Yield Bond, Worldwide High Income, SunAmerica Balanced, Utility, Federated Value and Aggressive Growth Portfolios may enter into reverse repurchase agreements with brokers, dealers, domestic and foreign banks or other financial institutions that have been determined by the Adviser or Subadviser to be creditworthy. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Portfolio. The Portfolio's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. A Portfolio will enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is expected to be greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. The Portfolio will maintain a separate account with a segregated portfolio of cash or liquid securities in an amount at least equal to its purchase obligations under these agreements (including accrued interest). In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Portfolio's repurchase obligation, and the Portfolio's use of proceeds of the agreement may effectively be restricted pending such decision. Reverse repurchase agreements are considered to be borrowings and are subject to the percentage limitations on borrowings. See "Investment Restrictions."


         FLOATING RATE OBLIGATIONS. These securities have a coupon rate that changes at least annually and generally more frequently. The coupon rate is set in relation to money market rates. The obligations, issued primarily by banks, other corporations, governments and semi-governmental bodies, may have a maturity in excess of one year. In some cases, the coupon rate may vary with changes in the yield on Treasury bills or notes or with changes in LIBOR (London Interbank Offering Rate). The Adviser considers floating rate obligations to be liquid investments because a number of U.S. and foreign securities dealers make active markets in these securities.

         COVERED OPTIONS.   Each Portfolio may write (sell) covered call and
put options on any securities in which it may invest. A Portfolio may purchase and write such options on securities that are listed on national domestic securities exchanges (and, for certain Portfolios, foreign securities exchanges) or traded in the over-the-counter market. A call option written by a Portfolio obligates a Portfolio to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by a Portfolio are covered, which means that a Portfolio will own the securities subject to the option so long as the option is outstanding. The purpose of writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, in writing covered call options for additional income, a Portfolio may forego the opportunity to profit from an increase in the market price of the underlying security.


         A Portfolio will receive a premium from writing a put or call option, which increases the Portfolio's gross income in the event the option expires unexercised or is closed out at a profit. If the value of an index on which the Portfolio has written a call option falls or remains the same, the Portfolio will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, the Portfolio will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Portfolio's stock investments. By writing a put option, the Portfolio assumes the risk of a decline in the index. To the extent that the price changes of securities owned by a Portfolio correlate with changes in the value of the index, writing covered put options on indices will increase the Portfolio's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.


         A put option written by a Portfolio would obligate a Portfolio to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by a Portfolio would be covered, which means that the Portfolio would have deposited cash, U.S. government securities or other high-grade debt securities (I.E., securities rated in one of the top three categories by Moody's or Standard & Poor's, or, if unrated, deemed by the Adviser or Subadviser to be of comparable credit quality) with a value at least equal to the exercise price of the put option in a segregated account. The purpose of writing such options is to generate additional income for a Portfolio.
However, in return for the option premium, a Portfolio accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities' market value at the time of purchase.


         The purchase of call options on stock indices may be used by a Portfolio to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Portfolio holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Portfolio will also bear the risk of losing all or a portion of the premium paid, and related transaction costs, if the value of the index does not rise. The purchase of call options on stock indices when the Portfolio is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the Portfolio owns.

         A Portfolio also may purchase put options on stock indices to hedge its investments against a decline in value. By purchasing a put option on a stock index, the Portfolio will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Portfolio's investments does not decline as anticipated, or if the value of the option does not increase, the Portfolio's loss will be limited to the premium paid for the option, plus related transaction costs. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Portfolio's security holdings.


         YIELD CURVE OPTIONS. Certain Portfolios may purchase or write yield curve options for other than hedging purposes (I.E., in an effort to increase their current income) if, in the judgment of the Subadviser, the particular Portfolio will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated. Yield curve options are traded over-the-counter and because they have been only recently introduced, established trading markets for these securities have not yet developed. Because these securities are traded over-the-counter, the Securities and Exchange Commission ("SEC") has taken the position that yield curve options are illiquid and, therefore, cannot exceed the SEC illiquidity ceiling. Each Portfolio that may enter into yield curve options transactions will cover such transactions as described in the Prospectus.


         PORTFOLIO STRATEGIES RELATED TO FOREIGN SECURITIES. Each Portfolio may engage in various portfolio strategies to reduce certain risks of their respective investments and/or to attempt to enhance return. Each Portfolio may engage in strategies including the purchase and sale of forward foreign currency exchange contracts, currency and financial index futures contracts (including, in the case of the International Growth and Income, Emerging Markets and Global Equities Portfolios, stock index futures) and options thereon, put and call options on currencies and financial indices, and combinations thereof. The Adviser or Subadviser will use such techniques as market conditions warrant. Each Portfolio's ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations and there can be no assurance that any of these strategies will succeed. New financial products and risk management techniques continue to be developed and these Portfolios may use these new investments and techniques to the extent consistent with their investment objective and policies.

         In addition to direct investment, the Portfolios which may invest in foreign securities may also invest in American Depositary Receipts ("ADRs") and in other Depositary Receipts, including Global Depositary Receipts ("GDRs"), European Depositary Receipts ("EDRs") and others (which, together with ADRs, GDRs and EDRs, are hereinafter collectively referred to as "Depositary Receipts"), to the extent that such Depositary Receipts become available. ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer (the "underlying issuer") and deposited with the depositary. ADRs include American Depositary Shares and New York Shares and may be "sponsored" or "unsponsored." Sponsored ADRs are established jointly by a depositary and the underlying issuer, whereas unsponsored ADRs may be established by a depositary without participation by the underlying issuer. GDRs, EDRs and other types of Depositary Receipts are typically issued by foreign depositaries, although they may also be issued by U.S. depositaries, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Holders of unsponsored Depositary Receipts generally bear all the costs associated with establishing the unsponsored Depositary Receipt. The depositary of unsponsored Depositary Receipts is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored Depositary Receipt voting rights with respect to the deposited securities or pool of securities. Depositary Receipts are not necessarily denominated in the same currency as the underlying securities to which they may be connected. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. A Portfolio may invest in sponsored and unsponsored Depositary Receipts. For purposes of a Portfolio's investment policies, the Portfolio's investments in Depositary Receipts will be deemed to be investments in the underlying securities. The Portfolios also may invest in securities denominated in European Currency Units ("ECUs"). Generally ADRs, in registered form, are dollar denominated securities designed for use in the U.S. securities markets, which represent and may be converted into the underlying foreign security. EDRs, in bearer form, are designed for use in the European securities markets. An "ECU" is a "basket" consisting of specified amounts of currencies of certain of the twelve member states of the European Community. The specific amount of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community from time to time to reflect changes in relative values of the underlying currencies. In addition, the Portfolios may invest in securities denominated in other currency "baskets." See "Description of Securities and Investment Techniques - Risks and Considerations Applicable to Investment in Securities of Foreign Issuers" in the Prospectus.


         The Portfolios may also invest in emerging country securities. As used with respect to this Portfolio and as described above under "Emerging Country Fixed-Income Securities," the term "emerging country" applies to any country which, in the opinion of the Subadviser, is generally considered to be an emerging or developing country by the international financial community, including the International Bank for Reconstruction and Development (more commonly known as the World Bank) and the International Finance Corporation. There are currently over 150 countries which, in the opinion of the Subadviser, are generally considered to be emerging or developing countries by the international financial community. These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand, Singapore (with the exception of the Emerging Markets and Putnam Portfolios) and most nations located in Western Europe. Not withstanding the foregoing with respect to the Emerging Markets Portfolio, the Subadviser believes that in addition to the exclusions listed above, the following countries should also be excluded from the countries considered emerging markets: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, the Netherlands, Norway, Spain, Sweden and Switzerland.

Currently, investing in many emerging countries is not feasible or may invoke unacceptable political risks.


         The International Diversified Equities Portfolio will focus its investments on those emerging market countries in which it believes the economies are developing strongly and in which the markets are becoming more sophisticated. With respect to the portions of such Portfolio that is invested in emerging country equity securities, the Portfolio initially intends to invest primarily in some or all of the following countries:

       Argentina           Indonesia            Portugal             Thailand
       Brazil              Mexico               South Africa         Turkey
       India               Philippines          South Korea

         As markets in other countries develop, the International Diversified Equities Portfolio expects to expand and further diversify the emerging countries in which it invests. The Portfolio does not intend to invest in any security in a country where the currency is not freely convertible to U.S. dollars, unless the Portfolio has obtained the necessary governmental licensing to convert such currency or other appropriately licensed or sanctioned contractual guarantee to protect such investment against loss of that currency's external value, or the Portfolio has a reasonable expectation at the time the investment is made that such governmental licensing or other appropriately licensed or sanctioned guarantee would be obtained or that the currency in which the security is quoted would be freely convertible at the time of any proposed sale of the security by the Portfolio.

         An emerging country security is one issued by a company that, in the opinion of the Subadviser, has one or more of the following characteristics:(i) it is organized under the laws of, or has its principal office in, an emerging country, or (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from business in emerging countries. An emerging market security may also include a company which has its principal securities trading market in an emerging country. The Subadviser will base determinations as to eligibility on publicly available information and inquiries made to the companies.

         FOREIGN CURRENCY AND FINANCIAL INDEX TRANSACTIONS - FORWARD EXCHANGE AND FUTURES CONTRACTS, OPTIONS AND OPTIONS ON FUTURES CONTRACTS. Each Portfolio (other than the Cash Management Portfolio) may enter into contracts for the purchase or sale for future delivery of foreign currencies ("forward currency exchange contracts"), financial and foreign currency futures contracts or contracts based on financial indices ("futures contracts") and may purchase and write put and call options to buy or sell currencies and to buy or sell futures contracts ("options on futures contracts").

         A forward foreign currency contract is an obligation to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. A "sale" of a foreign currency futures contract means entering into a contract to deliver the foreign currencies called for by the contract at a specified price on a specified date. A "purchase" of a foreign currency futures contract means entering into a contract to acquire the foreign currencies called for by the contract at a specified price on a specified date.

         An exchange-traded futures contract relating to foreign currency, or a financial index, is similar to a forward foreign currency exchange contract but has a standardized size and exchange date. A Portfolio may either accept or make delivery of the currency at the maturity of such a contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract and the price at which the contract was originally struck. No physical delivery of the securities underlying the index is made.

         Over-the-counter currency instruments are subject to the risk that the counterparty to such instruments will default on its obligations. Since over-the-counter currency instruments are not guaranteed by an exchange or clearinghouse, a default on the instrument would deprive the Portfolio of unrealized profits, transaction costs or the benefits of a currency hedge or force the Portfolio to cover its purchase or sale commitments, if any, at the current market price. A Portfolio will not enter into such transactions unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by the Adviser or Subadviser.

         Each Portfolio (other than Cash Management Portfolio) may enter into futures contracts in anticipation of, or to protect against, fluctuations in currency exchange rates. A Portfolio might, for example, enter into a futures contract when it wanted to hold securities denominated in a particular currency but anticipated, and wished to be protected against, a decline in that currency against the U.S. dollar. Similarly, it might enter into futures contracts to "lock in" the U.S. dollar price of non-U.S. dollar denominated securities that it anticipated purchasing. Although futures contracts typically will involve the purchase and sale of a foreign currency against the U.S. dollar, a Portfolio also may enter into currency contracts not involving the U.S. dollar.

         In connection with these futures transactions, the Trust has filed a notice of eligibility with the Commodity Futures Trading Commission ("CFTC") that exempts the Trust from CFTC registration as a "commodity pool operator" as defined under the Commodity Exchange Act. Pursuant to this notice, each Portfolio will observe certain CFTC guidelines with respect to its futures transactions that, among other things, require the Portfolio to use futures for bona fide "hedging" purposes only (as defined by CFTC rules), and, in the case of futures transactions for non-bona fide hedging purposes, to limit initial margin deposits to no more than 5% of its net assets after taking into account unrealized profits and unrealized losses on any such contracts entered into.
In addition, subject to the limitation on margin deposits described above, a Portfolio may engage in futures transactions for non-bona fide hedging purposes, provided that the total value of such long futures positions will not exceed the sum of (a) cash or cash equivalents set aside in an identifiable manner for this purpose, (b) cash proceeds on existing investments due within 30 days, and (c) accrued profits on such futures or options positions.

         Parties to futures contracts and holders and writers of options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time. Secondary markets for options on futures are currently in the development stage, and no Portfolio will trade options on futures on any exchange or board of trade unless, in the judgment of the Adviser or applicable Subadviser, the markets for such options have developed sufficiently that the liquidity risks for such options are not greater than the corresponding risks for futures.

         Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or related option can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

         If a Portfolio were unable to liquidate a futures or related options position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Portfolio would continue to be subject to market risk with respect to its position. In addition, except in the case of purchased options, the Portfolio would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

         Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or related options might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and related options markets are subject to daily variation margin calls and might be compelled to liquidate futures or related option positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

         In connection with the purchase of futures contracts, a Portfolio will deposit and maintain in a segregated account an amount of cash or liquid securities equal to its obligations under the futures contracts less any amounts maintained in a margin account with the Trust's futures broker.

         OPTIONS.   Each Portfolio may attempt to accomplish objectives similar to those involved in their use of futures contracts by purchasing or selling put or call options on currencies, currency futures contracts, and financial index futures (including, in the case of the Global Equities Portfolio, stock index futures). A foreign currency put option gives the Portfolio as purchaser the right (but not the obligation) to sell a specified amount of currency at the exercise price until the expiration of the option. A call option gives the Portfolio as purchaser the right (but not the obligation) to purchase a specified amount of currency at the exercise price until its expiration. A Portfolio might purchase a currency put option, for example, to protect itself during the contract period against a decline in the U.S. dollar value of a currency in which it holds or anticipates holding securities. If the currency's value should decline against the U.S. dollar, the loss in currency value should be offset, in whole or in part, by an increase in the value of the put. If the value of the currency instead should rise against the U.S. dollar, any gain to the Portfolio would be reduced by the premium it had paid for the put option. A currency call option might be purchased, for example, in anticipation of, or to protect against, a rise in the value against the U.S. dollar of a currency in which a Portfolio anticipates purchasing securities.


         Currency options may be either listed on an exchange or traded over-the-counter ("OTC options"). Listed options are third-party contracts (I.E., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation), and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of a quote provided by the dealer. A Portfolio will not purchase an OTC option unless it is believed that daily valuations for such options are readily obtainable. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time.


         An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

         Options on futures contracts to be written or purchased by a Portfolio will be traded on U.S. or foreign exchanges or over-the-counter. These investment techniques will be used only to hedge against anticipated future changes in market conditions or exchange rates which otherwise might either adversely affect the value of a Portfolio's securities or adversely affect the prices of securities which a Portfolio intends to purchase at a later date.

         CERTAIN RISK FACTORS RELATING TO HIGH-YIELD BONDS.   The Corporate
Bond, High-Yield Bond, Worldwide High Income, Balanced/Phoenix Investment Counsel, Asset Allocation, Small

Company Value, Real Estate, Equity Income and Emerging Markets Portfolios may invest in high-yield bonds. These bonds present certain risks which are discussed below:


         Sensitivity to Interest Rate and Economic Changes - High-yield bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, a Portfolio may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high-yield bonds and the Portfolio's net asset value.

         Payment Expectations - High-yield bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, a Portfolio would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield bond's value will decrease in a rising interest rate market, as will the value of the Portfolio's assets. If the Portfolio experiences unexpected net redemptions, this may force it to sell high-yield bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Portfolio's rate of return.

         Liquidity and Valuation - There may be little trading in the secondary market for particular bonds, which may affect adversely a Portfolio's ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield bonds, especially in a thin market.

         CERTAIN RISK FACTORS AFFECTING UTILITY COMPANIES. The Utility and Real Estate Portfolios may invest in equity and debt securities of utility companies. There are certain risks and considerations affecting utility companies, and the holders of utility company securities, which an investor should take into account when investing in those securities. Factors which may adversely affect utility companies include: difficulty in financing large construction programs during inflationary periods; technological innovations which may cause existing plants, equipment, or products to become less competitive or obsolete; the impact of natural or man-made disaster (especially on regional utilities); increased costs or reductions in production due to the unavailability of appropriate types of fuels; seasonally or occasionally reduced availability or higher cost of natural gas; and reduced demand due to energy conservation among consumers. These revenues of domestic and foreign utility companies generally reflect the economic growth and developments in the geographic areas in which they do business. Furthermore, utility securities tend to be interest rate sensitive.

         In addition, most utility companies in the United States and in foreign countries are subject to government regulation. Generally, the purpose of such regulation is to ensure desirable levels of service and adequate capacity to meet public demand. To this end, prices are often regulated to enable consumers to obtain service at what is perceived to be a fair price, while attempting to provide utility companies with a rate of return sufficient to attract capital investment necessary for continued operation and necessary growth. Recently, utility regulators have permitted utilities to diversify outside of their original geographic regions and their traditional lines of business. While the Subadvisers believe that these opportunities will permit certain utility companies to earn more than their traditional regulated rates of return, other companies may be forced to defend their core business and may be less profitable. Of course, there can be no assurance that all of the regulatory policies described in this paragraph will continue in the future.

         In addition to the effects of regulation described in the previous paragraph, utility companies may also be adversely affected by the following regulatory considerations: (i) the development and implementation of a national energy policy; (ii) the differences between regulatory policies of different jurisdictions (or different regulators which have concurrent jurisdiction);
(iii) shifts in regulatory policies; (iv) adequacy of rate increases; and (v) future regulatory legislation.

         Foreign utility companies may encounter different risks and opportunities than those located in the United States. Foreign utility companies may be more heavily regulated than their United States counterparts. Many foreign utility companies currently use fuels which cause more pollution than fuels used by United States utilities. In the future, it may be necessary for such foreign utility companies to invest heavily in pollution control equipment or otherwise meet pollution restrictions. Rapid growth in certain foreign economies may encourage the growth of utility industries in those countries.

         In addition to the foregoing considerations which affect most utility companies, there are specific considerations which affect specific utility industries:

         Electric. The electric utility industry is composed of companies that are engaged in the generation, transmission, and sale of electric energy. Electric utility companies may be affected either favorably or unfavorably, depending upon the circumstances, by the following: fuel costs; financing costs; size of the region in which sales are made; operating costs; environmental and safety regulations; changes in the regulatory environment; and the length of time needed to complete major construction projects.

         In the United States, the construction and operation of nuclear power facilities is subject to a high degree of regulatory oversight by the Nuclear Regulatory Commission and state agencies with concurrent jurisdiction. In addition, the design, construction, licensing, and operation of nuclear power facilities are often subject to lengthy delays and unanticipated costs due to changes in regulatory policy, regional political actions, and lawsuits. Furthermore, during rate authorizations, utility regulators may disallow the inclusion in electric rates of the higher operating costs and expenditures resulting from these delays and unanticipated costs, including the costs of a nuclear facility which a utility company may never be able to use.

         Telecommunications. The telephone industry is large and highly concentrated. The greatest portion of this segment is comprised of companies which distribute telephone services and provide access to the telephone networks. While many telephone companies have diversified into other businesses in recent years, the profitability of telephone utility companies could be adversely affected by increasing competition, technological innovations, and other structural changes in the industry.

         Cable television companies are typically local monopolies, subject to scrutiny by both utility regulators and municipal governments. Emerging technologies and legislation encouraging local competition are combining to threaten these monopolies and may slow future growth rates of these companies. The radio telecommunications segment of this industry, including cellular telephone, is in its early developmental phase and is characterized by emerging, rapidly growing companies.

         Gas. Gas transmission and distribution companies are undergoing significant changes. In the United States, the Federal Energy Regulatory Commission is reducing its regulation of interstate transmission of gas. While gas utility companies have in the recent past been adversely affected by disruptions in the oil industry, increased concentration, and increased competition, the Subadviser believes that environmental considerations should benefit the gas industry in the future.

         Water. Water utility companies purify, distribute, and sell water. This industry is highly fragmented because most of the water supplies are owned by local authorities. Water utility companies are generally mature and are experiencing little or no per capita volume growth. The Subadviser believes that favorable investment opportunities may result if anticipated consolidation and foreign participation in this industry occurs.

         CONVENTIONAL MORTGAGE PASS-THROUGH SECURITIES. Conventional mortgage pass-through securities ("Conventional Mortgage Pass-Throughs") represent participation interests in pools of mortgage loans that are issued by trusts formed by originators of the institutional investors in mortgage loans (or represent custodial arrangements administered by such institutions). These originators and institutions include commercial banks, savings and loan associations, credit unions, savings banks, insurance companies, investment banks or special purpose subsidiaries of the foregoing. For federal income tax purposes, such trusts are generally treated as grantor trusts or real estate mortgage conduits ("REMIC") and, in either case, are generally not subject to any significant amount of federal income tax at the entity level.

         The mortgage pools underlying Conventional Mortgage Pass-Throughs consist of conventional mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on residential or mixed residential and commercial properties. Conventional Mortgage Pass-Throughs (whether fixed or adjustable rate) provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amount paid to any guarantor, administrator and/or servicer of the underlying mortgage loans. A trust fund with respect to which a REMIC election has been made may include regular interests in other REMICs which in turn will ultimately evidence interests in mortgage loans.

         Conventional mortgage pools generally offer a higher rate of interest than government and government-related pools because of the absence of any direct or indirect government or agency payment guarantees. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loans, title, pool and hazard insurance and letters of credit. The insurance and guarantees may be issued by private insurers and mortgage poolers. Although the market for such securities is becoming increasingly liquid, mortgage-related securities issued by private organizations may not be readily marketable.

         CERTAIN COLLATERALIZED MORTGAGE OBLIGATIONS. Principal and interest on the underlying mortgage assets may be allocated among the several classes of Collateralized Mortgage Obligations ("CMOs") in various ways. In certain structures (known as "sequential pay" CMOs), payments of principal, including any principal prepayments, on the mortgage assets generally are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

         Additional structures of CMOs include, among others, "parallel pay" CMOs. Parallel pay CMOs are those which are structured to apply principal payments and prepayments of the mortgage assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

         A wide variety of CMOs may be issued in the parallel pay or sequential pay structures. These securities include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class ("PAC") certificates, which are parallel pay CMOs which generally require that specified amounts of principal be applied on each payment date to one or more classes of CMOs (the "PAC Certificates"), even though all other principal payments and prepayments of the mortgage assets are then required to be applied to one or more other classes of the certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile than the PAC classes.

         WARRANTS. The Corporate Bond, High-Yield Bond, SunAmerica Balanced, Utility, Federated Value, Aggressive Growth, Real Estate, International Growth and Income, and Emerging Markets Portfolios may invest in warrants which give the holder of the warrant a right to purchase a given number of shares of a particular issue at a specified price until expiration. Such investments can generally provide a greater potential for profit or loss than investments of equivalent amounts in the underlying common stock. The prices of warrants do not necessarily move with the prices of the underlying securities. If the holder does not sell the warrant, it risks the loss of its entire investment if the market price of the underlying stock does not, before the expiration date, exceed the exercise price of the warrant plus the cost thereof. Investment in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying stock) with respect to the assets of the issuer. Although certain of the Portfolios may not invest directly in warrants, such Portfolios may invest in securities that are acquired as part of a unit consisting of a combination of fixed-income and equity securities or securities to which warrants are attached.

         NON-DIVERSIFIED STATUS. The Global Bond, Worldwide High Income, International Diversified Equities and "Dogs" of Wall Street Portfolios have registered as "non-diversified" investment companies. As a result, under the 1940 Act, the Portfolios are limited only by their own investment restrictions as to the percentage of their assets which may be invested in the securities of any one issuer. However, in spite of the flexibility under the 1940 Act, the Portfolios would still have to meet quarterly diversification requirements under the Internal Revenue Code of 1986, as amended (the "Code") in order for the Portfolios to qualify as a regulated investment company. As a result of the Code's diversification requirements, the Portfolios may not have the latitude to take full advantage of the relative absence of 1940 Act diversification requirements.

                DESCRIPTION OF COMMERCIAL PAPER AND BOND RATINGS

         COMMERCIAL PAPER RATINGS. Moody's employs the designations "P-1," "P-2" and "P-3" to indicate commercial paper having the highest capacity for timely repayment. Issuers rated P-1 have a superior capacity for repayment of short-term promissory obligations. P-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity. Issues rated P-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation.
Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

         Standard & Poor's ratings of commercial paper are graded into four categories ranging from A for the highest quality obligations to D for the lowest. A - Issues assigned its highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with numbers 1, 2, and 3 to indicate the relative degree of safety. A-1 - This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation. A-2 - Capacity for timely payments on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

         Duff & Phelps Rating Co. ("Duff & Phelps") commercial paper ratings are consistent with the short-term rating criteria utilized by money market participants. Duff & Phelps commercial paper ratings refine the traditional 1 category. The majority of commercial issuers carry the higher short-term rating yet significant quality differences within that tier do exist. As a consequence, Duff & Phelps has incorporated gradations of 1+ and 1-to assist investors in recognizing those differences.

         Duff 1+ - Highest certainty of time repayment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations. Duff 1 - Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor. Duff 1- - High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. Duff 2 - Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small. Duff 3 - Satisfactory liquidity and other protection factors, qualify issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected. Duff 4 - Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation. Duff 5 - Default.

         The short-term ratings of Fitch Investor Services, Inc. ("Fitch") apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner. Fitch short-term ratings are as follows: F-1+ Exceptionally Strong Credit Quality - Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment. F-1 Very Strong Credit Quality -Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+. F-2 Good Credit Quality - Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3 Fair Credit Quality -Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade. F-5 Weak Credit Quality -Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions. D Default -Issues assigned this rating are in actual or imminent payment default. LOC - The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

         Thomson BankWatch, Inc. ("BankWatch") short-term ratings apply only to unsecured instruments that have a maturity of one year or less. These short-term ratings specifically assess the likelihood of an untimely payment of principal and interest. TBW-1 is the highest category, which indicates a very high degree of likelihood that principal and interest will be paid on a timely basis. TBW-2 is the second highest category and, while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.

         CORPORATE DEBT SECURITIES. Moody's rates the long-term debt securities issued by various entities from "Aaa" to "C." Aaa - Best quality. These securities carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a larger, or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are more unlikely to impair the fundamentally strong position of these issues. Aa
- High quality by all standards. They are rated lower than the best bond because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat greater. A
- Upper medium grade obligations. These bonds possess many favorable investment attributes. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future. Baa - Medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well. Ba - Have speculative elements; future cannot be considered as well assured. The protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Bonds in this class are characterized by uncertainty of position. B - Generally lack characteristics of the desirable investment assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Caa - Of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest. Ca - Speculative in a high degree; often in default or have other marked shortcomings. C - Lowest rated class of bonds; can be regarded as having extremely poor prospects of ever attaining any real investment standings.

         Standard & Poor's rates the long-term securities debt of various entities in categories ranging from "AAA" to "D" according to quality. AAA - Highest rating. Capacity to pay interest and repay principal is extremely strong. AA - High grade. Very strong capacity to pay interest and repay principal. Generally, these bonds differ from AAA issues only in a small degree. A - Have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of change in circumstances and economic conditions than debt in higher rated categories. BBB - Regarded as having adequate capacity to pay interest and repay principal. These bonds normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for debt in higher rated categories. BB, B, CCC, CC, C - Regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicated the lowest degree of speculation and C the highest degree of speculative. While this debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. C1 - Reserved for income bonds on which no interest is being paid. D - In default and payment of interest and/or repayment of principal is in arrears.

         Fitch rates the long-term debt securities issued by various entities in categories "AAA" to "D" according to quality. AAA is considered to be investment grade and of the highest credit quality. The ability to pay interest and repay principal is exceptionally strong. AA is considered to be investment grade and of very high credit quality. The ability to pay interest and repay principal is very strong, although not quite as strong as AAA issues. A is considered to be investment grade and of high credit quality. The ability to pay interest and repay principal is strong, but these issues may be more vulnerable to adverse changes in economic conditions and circumstances than higher rated issues. BBB is considered to be investment grade and of satisfactory credit quality. The ability to pay interest and repay principal is adequate. These issues are more likely to be affected by adverse changes in economic conditions and circumstances and, therefore, impair timely payment. The likelihood that the ratings of these issues will fall below investment grade is higher than for issues with higher ratings. BB is considered speculative. The ability to pay interest and repay principal may be affected over time by adverse economic changes. B is considered highly speculative. The probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue. CCC issues are considered to have certain identifiable characteristics which may lead to default. The ability to meet obligations requires an advantageous business and economic environment. CC issues are minimally protected and default in payment of interest and/or principal seems probable over time. Issues rated C are in imminent default in payment of interest or principal. DDD, DD, and D issues are in default on interest and/or principal payments and are extremely speculative. Plus(+) and minus(-) signs are used with a rating symbol to indicate the relative position within the rating category.


         Duff & Phelps rates long-term debt specifically to credit quality, I.E., the likelihood of timely payment for principal and interest. AAA is considered the highest quality. AA is considered high quality. A is regarded as good quality. BBB is considered to be investment grade and of satisfactory credit quality. BB and B are considered to be non-investment grade and CCC is regarded as speculative. Ratings in the long-term debt categories may include a plus(+) or minus(-) designation which indicates where within the respective category the issue is placed.

         BankWatch rates the long-term debt securities issued by various entities either AAA or AA. AAA is the highest category, which indicates the ability to repay principal and interest on a timely basis is very high. AA is the second highest category, which indicates a superior ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category. Ratings in the long-term debt categories may include a plus (+) or minus (-) designation which indicates where within the respective category the issue is placed.


                            INVESTMENT RESTRICTIONS

         The Trust has adopted certain investment restrictions for each Portfolio that cannot be changed without approval by a majority of its outstanding voting securities. Such majority is defined as the vote of the lesser of (i) 67% or more of the outstanding shares of the Portfolios present at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Portfolios.


            INVESTMENT RESTRICTIONS OF THE CASH MANAGEMENT PORTFOLIO

         The Cash Management Portfolio has adopted the following restrictions that are fundamental policies. These fundamental policies, as well as the Cash Management Portfolio's investment objective, cannot be changed without approval by a majority of its outstanding voting securities. All percentage limitations expressed in the following investment restrictions are measured immediately after the relevant transaction is made. The Cash Management Portfolio may not:

         1. Invest more than 5% of the value of its total assets in the securities of any one issuer, provided that this limitation shall apply only to 75% of the value of the Portfolio's total assets, and, provided further, that the limitation shall not apply to obligations of the government of the U.S. or of any corporation organized as an instrumentality of the U.S. under a general act of Congress.

         2. As to 75% of its total assets, purchase more than 10% of the outstanding voting class of securities of an issuer.

         3. Invest more than 25% of the Portfolio's total assets in the securities of issuers in the same industry. Obligations of the U.S. Government, its agencies and instrumentalities, are not subject to this 25% limitation on industry concentration. In addition, the Portfolio may, if deemed advisable, invest more than 25% of its assets in the obligations of domestic commercial banks.

         4. Make loans to others except for the purchase of the debt securities listed above under its Investment Policies. The Portfolio may, however, enter into repurchase agreements.

         5. Borrow money, except from banks for temporary purposes, and then in an amount not in excess of 5% of the value of the Portfolio's total assets. Moreover, in the event that the asset coverage for such borrowings falls below 300%, the Portfolio will reduce within three days the amount of its borrowings in order to provide for 300% asset coverage.

         6. Sell securities short except to the extent that the Portfolio contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short.

         7. Act as underwriter of securities issued by others, engage in distribution of securities for others, or make investments in other companies for the purpose of exercising control or management.

         In addition to the foregoing, the Cash Management Portfolio has adopted the following non-fundamental policies (which may be changed by the Trustees without shareholder approval). Under these restrictions, the Cash Management Portfolio may not:

         a. Enter into any repurchase agreement maturing in more than seven days or invest in any other illiquid security if, as a result, more than 10% of the Portfolio's total assets would be so invested.

         b.    Pledge or hypothecate its assets.

         c. Invest in puts, calls, straddles, spreads or any combination thereof, except as permitted by the Prospectus and Statement of Additional Information, as amended from time to time.


         d. Invest in securities of other investment companies except to the extent permitted by applicable law and the Prospectus and Statement of Additional Information, as amended from time to time.


         e. Invest more than 5% of its assets (measured at the time of purchase) in the securities of any one issuer (other than the U.S. Government); provided however, that the Cash Management Portfolio may invest, as to 25% of its assets, more than 5% of its assets in certain high quality securities (as defined in the Rule) of a single issuer for a period of up to three business days. Notwithstanding fundamental investment restriction Number 1 above, in order to comply with Rule 2a-7 under the 1940 Act, the Cash Management Portfolio has adopted this more restrictive policy The purchase by the Cash Management Portfolio of securities that have "put" or "stand-by" commitment features are not considered "puts" for purposes of non-fundamental investment restriction C above.

         INVESTMENT RESTRICTIONS OF THE CORPORATE BOND PORTFOLIO, GLOBAL BOND PORTFOLIO, HIGH-YIELD BOND PORTFOLIO, WORLDWIDE HIGH INCOME PORTFOLIO, SUNAMERICA BALANCED PORTFOLIO, BALANCED/PHOENIX INVESTMENT COUNSEL PORTFOLIO, ASSET

        ALLOCATION PORTFOLIO, EQUITY INCOME PORTFOLIO, UTILITY PORTFOLIO, GROWTH-INCOME PORTFOLIO, SMALL COMPANY VALUE, FEDERATED VALUE PORTFOLIO, VENTURE VALUE PORTFOLIO, "DOGS" OF WALL STREET PORTFOLIO, ALLIANCE GROWTH PORTFOLIO, PUTNAM GROWTH PORTFOLIO, GROWTH/PHOENIX INVESTMENT COUNSEL PORTFOLIO, EQUITY INDEX PORTFOLIO, REAL ESTATE PORTFOLIO, AGGRESSIVE GROWTH PORTFOLIO, INTERNATIONAL GROWTH AND INCOME
        PORTFOLIO, GLOBAL EQUITIES PORTFOLIO, INTERNATIONAL DIVERSIFIED
        EQUITIES PORTFOLIO AND EMERGING MARKETS PORTFOLIO



        The Corporate Bond Portfolio, Global Bond Portfolio, High-Yield Bond Portfolio, Worldwide High Income Portfolio, SunAmerica Balanced Portfolio, Balanced/Phoenix Investment Counsel Portfolio, Asset Allocation Portfolio, Equity Income Portfolio, Utility Portfolio, Growth-Income Portfolio, Small Company Value Portfolio, Federated Value Portfolio, Venture Value Portfolio, "Dogs" of Wall Street Portfolio, Alliance Growth Portfolio, Putnam Growth Portfolio, Growth/Phoenix Investment Counsel Portfolio, Equity Index Portfolio, Real Estate Portfolio, Aggressive Growth Portfolio, International Growth and Income Portfolio, Global Equities Portfolio, International Diversified Equities Portfolio and Emerging Markets Portfolio have each adopted the following investment restrictions that are fundamental policies. These fundamental policies cannot be changed without the approval of the holders of a majority of the outstanding voting securities of the respective Portfolio. All percentage limitations expressed in the following investment restrictions are measured immediately after the relevant transaction is made. These Portfolios may not:



         1. Other than the Global Bond, Worldwide High Income, "Dogs" of Wall Street and International Diversified Equities Portfolios, invest more than 5% of the value of the total assets of a Portfolio in the securities of any one issuer, provided that this limitation shall apply only to 75% of the value of the Portfolio's total assets and, provided further, that the limitation shall not apply to obligations issued or guaranteed by the government of the United States or of any of its agencies or instrumentalities.

         2. As to 75% of its total assets, purchase more than 10% of any class of the outstanding voting securities of an issuer. This restriction does not apply to the Global Bond, International Diversified Equities, "Dogs" of Wall Street and Worldwide High Income Portfolios.

         3. Invest more than 25% of the Portfolio's total assets in the securities of issuers in the same industry, except that the Utility Portfolio will invest at least 25% of its total assets in the securities of utility companies, the Real Estate Portfolio will invest at least 25% of its total assets in the securities of real estate companies and the "Dogs" of Wall Street Portfolio may invest more than 25% of its assets in the securities of issuers in the same industry to the extent such investments would be selected according to stock selection criteria. Obligations of the U.S. Government, its agencies and instrumentalities are not subject to this 25% limitation on industry concentration. The Portfolio may, if deemed advisable, invest more than 25% of its assets in the obligations of domestic commercial banks. With respect to all Portfolios other than the Utility Portfolio, as to utility companies, the gas, electric, water and telephone businesses will be considered separate industries.


         4. Invest in real estate (including in the case of all Portfolios except the Real Estate, Equity Income, Small Company Value and Equity Index Portfolios limited partnership interests, but excluding in the case of all Portfolios securities of companies, such as real estate investment trusts, which deal in real estate or interests therein); provided that a Portfolio may hold or sell real estate acquired as a result of the ownership of securities. This limitation shall not prevent a Portfolio from investing in securities secured by real estate or interests therein.


         5. Purchase commodities or commodity contracts; except that any Portfolio may engage in transactions in put and call options on securities, indices and currencies, forward and futures contracts on securities, indices and currencies, put and call options on such futures contracts, forward commitment transactions, forward foreign currency exchange contracts, interest-rate, mortgage and currency swaps and interest-rate floors and caps.

         6.    Borrow money, except to the extent permitted by applicable law.

         7. Purchase securities or evidences of interest therein on margin, except that the Portfolios may obtain such short-term credit as may be necessary for the clearance of any transaction.

         8. Make loans to others except for (a) the purchase of debt securities; (b) entering into repurchase agreements; and (c) the lending of its portfolio securities.


         In addition to the foregoing, the Global Bond, Corporate Bond, High-Yield Bond, Worldwide High Income, SunAmerica Balanced, Balanced/Phoenix Investment Counsel, Asset Allocation, Utility, Equity Income, Growth-Income, Small Company Value, Federated Value, Venture Value, "Dogs" of Wall Street, Alliance Growth, Growth/Phoenix Investment Counsel, Putnam Growth, Global Equities, International Diversified Equities, Aggressive Growth, International Growth and Income, Real Estate, Equity Index and Emerging Markets Portfolios have each adopted the following non-fundamental policies (which may be changed by the Trustees without shareholder approval). Under these restrictions, such Portfolios may not:


         a. Enter into any repurchase agreement maturing in more than seven days or investing in any other illiquid security if, as a result, more than 15% of a Portfolio's total assets would be so invested.

         b. Invest in securities of other investment companies, except to the extent permitted by applicable law and the Prospectus and Statement of Additional Information, as amended from time to time.

         c. Other than the Emerging Markets Portfolio, pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and, to the extent related to the segregation of assets in connection with the writing of covered put and call options and the purchase of securities or currencies on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to forward contracts, options, futures contracts and options on futures contracts. In addition, the Corporate Bond, High-Yield Bond, Worldwide High Income, SunAmerica Balanced, Aggressive Growth, Federated Value and Utility Portfolios may pledge assets in reverse repurchase agreements.

         d. Invest in companies for the purpose of exercising control or management.

         e. Engage in underwriting of securities issued by others, except to the extent it may be deemed to be acting as an underwriter in the purchase and resale of portfolio securities.

         f. Sell securities short except to the extent permitted by applicable law.

         g. Invest in puts, calls, straddles, spreads or any combination thereof, except as permitted by the Prospectus and Statement of Additional Information, as amended from time to time.


         h. Issue any senior securities except as permitted by the 1940 Act, other than, with respect to Equity Income, Small Company Value and Equity Index Portfolios, as set forth in investment restriction number 6 and except to the extent that issuing options or purchasing securities on a when-issued basis may be deemed to constitute issuing a senior security.


                          TRUST OFFICERS AND TRUSTEES


         The Trustees and executive officers of the Trust, their ages and principal occupations for the past five years are set forth below. Each Trustee also serves as a trustee of the Anchor Pathway Fund and Seasons Series Trust. Unless otherwise noted, the address of each executive officer and trustee is 1 SunAmerica Center, Los Angeles, California 90067-6022.




Name, Age and Position(s)                     Principal Occupation(s) During Past Five Years
-------------------------                     -----------------------------------------------
Held with the Trust
-------------------
RICHARDS D. BARGER,* 70, Trustee              Senior Partner, Law Firm of Barger & Wolen; Trustee,
                                              Anchor Pathway ("APF") and Seasons Series Trust
                                              ("Seasons").

JAMES K. HUNT, * 47,                          Executive Vice President, SunAmerica Investments, Inc.
Trustee, Chairman and President               (1993 to present); President, SunAmerica Corporate
                                              Finance (since January 1994); Senior Vice President,
                                              SunAmerica Investments, Inc. (1990-1993); Trustee, APF
                                              and Seasons.


Name, Age and Position(s)                     Principal Occupation(s) During Past Five Years
-------------------------                     -----------------------------------------------
Held with the Trust
-------------------
NORMAN J. METCALFE, * 55, Trustee             Vice Chairman and Chief Financial Officer, The Irvine
                                              Company (March 1993 to Present); Director, SunAmerica
                                              Inc. (1984-1993); Trustee, APF and Seasons

ALLAN L. SHER, 66,                            Director, Board of Governors, American Stock Exchange
Trustee                                       (1991 to present); Trustee, APF and Seasons

WILLIAM M. WARDLAW, 51,                       Partner, Freeman Spogli & Co., Incorporated (privately
Trustee                                       owned merchant banking firm) (1988-Present); Trustee,
                                              APF and Seasons.

SCOTT L. ROBINSON, 52,                        Senior Vice President and Controller, SunAmerica Inc.
Senior Vice President, Treasurer and          (since 1991); Senior Vice President of Anchor National
Controller                                    (since 1988); Senior Vice President, Treasurer and
                                              Controller, APF and Seasons; Joined SunAmerica Inc. in
                                              1978.

SUSAN L. HARRIS, 41,                          Senior Vice President (since November 1995), Secretary
Vice President, Counsel and Secretary         (since 1989) and General Counsel-Corporate Affairs (since
                                              December 1994), SunAmerica Inc.; Senior Vice President
                                              and Secretary, Anchor National (since 1990); Vice President,
                                              Counsel and Secretary, APF and Seasons; Joined SunAmerica Inc.
                                              in 1985.

PETER C. SUTTON, 34                           Senior Vice President, SAAMCo (since April 1997); Treasurer
The SunAmerica Center                         (since February 1996), SunAmerica Mutual Funds ("SAMF"),
733 Third Avenue                              Anchor Series Trust ("AST") and Style Select Series, Inc.;
New York, NY  10017-3204                      Vice President and Assistant Treasurer, APF (since October
Vice President and Assistant Treasurer        1994) and Seasons (since April 1997); Formerly, Vice President,
                                              SAAMCo (1994-1997); Controller, SAMF and AST (1993-1996);
                                              Assistant Controller, SAMF and AST (1990-1993); Joined SAAMCo
                                              in 1990.

ROBERT M. ZAKEM, 40                           Senior Vice President and General Counsel, SAAMCo (since April
The SunAmerica Center                         1993); Executive Vice President, General Counsel and Director,
733 Third Avenue                              Sun America Capital Services, Inc. ("SACS") (since February
New York, NY  10017-3204                      1993); Vice President, General Counsel and Assistant Secretary,
Vice President and Assistant Secretary        SunAmerica Fund Services, Inc. ("SAFS") (since January 1994);
                                              Vice President, and Assistant Secretary, APF (since September
                                              1993) and Seasons (since April 1997).


* A trustee who may be deemed to be an "interested person" of the Trust as that term is defined in the 1940 Act.

         The Trust pays no salaries or compensation to any of its officers, all of whom are officers or employees of Anchor National Life Insurance Company or its affiliates. An annual fee of $7,000, plus $500 for each meeting attended, and expenses are paid to each Trustee who is not an officer or employee of Anchor National Life Insurance Company or its affiliates for attendance at meetings of the Board of Trustees. All other Trustees receive no remuneration from the Trust.

         The following table sets forth information summarizing the compensation of each of the Trustees for his services as Trustee for the fiscal year ended November 30, 1997.

                               COMPENSATION TABLE


--------------------------------------------------------------------------------------------------


                                                       PENSION OR            TOTAL COMPENSATION
                                                       RETIREMENT            FROM REGISTRANT AND
                                AGGREGATE              BENEFITS ACCRUED      FUND COMPLEX PAID
                                COMPENSATION           AS PART OF FUND       TO TRUSTEES*
                                FROM REGISTRANT        EXPENSES
 TRUSTEE
--------------------------------------------------------------------------------------------------
 Richards D. Barger                $9,000                   -                       $23,000
--------------------------------------------------------------------------------------------------
 Frank L. Ellsworth                $2,250                   -                       $5,500
--------------------------------------------------------------------------------------------------
 William M. Wardlaw                $6,250                   -                       $15,250
--------------------------------------------------------------------------------------------------
 Norman J. Metcalfe                $9,000                                           $23,000
--------------------------------------------------------------------------------------------------
 Allan L. Sher                     $6,750                   -                       $17,500
--------------------------------------------------------------------------------------------------

* Information is as of November 30, 1997 for the two funds in the complex which pay fees to these Trustees (the Trust and Anchor Pathway
         Fund).

                  INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

         The Trust, on behalf of each Portfolio, entered into an Investment Advisory and Management Agreement with SunAmerica Asset Management Corp. to handle the management of the Trust and its day to day affairs.

         The Investment Advisory and Management Agreement provides that the Adviser shall act as investment adviser to the Trust, manage the Trust's investments, administer its business affairs, furnish offices, necessary facilities and equipment, provide clerical, bookkeeping and administrative services, and permit any of the Adviser's officers or employees to serve without compensation as Trustees or officers of the Trust if duly elected to such positions. Under the Agreement, the Trust agrees to assume and pay certain charges and expenses of its operations, including: direct charges relating to the purchase and sale of portfolio securities, interest charges, fees and expenses of independent legal counsel and independent accountants, cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares, expenses of registering and qualifying shares for sale, expenses of printing and distributing reports, notices and proxy materials to shareholders, expenses of data processing and related services, shareholder recordkeeping and shareholder account service, expenses of printing and distributing prospectuses and statements of additional information, expenses of annual and special shareholders' meetings, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of Trustees who are not employees of the Adviser or its affiliates, membership dues in the Investment Company Institute or any similar organization, all taxes and fees to Federal, state or other governmental agencies, insurance premiums and extraordinary expenses such as litigation expenses.

         Each Portfolio pays its actual expenses for custodian services and a portion of the Custodian's costs determined by the ratio of portfolio assets to the total assets of the Trust, brokerage commissions or transaction costs, and registration fees. Subject to supervision of the Board of Trustees, fees for independent accountants, legal counsel, costs of reports of notices to shareholders will be allocated based on the relative net assets of each Portfolio. With respect to audit or legal fees clearly attributable to one Portfolio, they will be assessed, subject to review by the Board of Trustees, against that Portfolio.

         The Investment Advisory and Management Agreement, after initial approval with respect to each Portfolio, continues in effect for a period of two years, in accordance with its terms, unless terminated, and thereafter may be renewed from year to year as to each Portfolio for so long as such renewal is specifically approved at least annually by (i) the Board of Trustees, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of each relevant Portfolio, and (ii) the vote of a majority of Trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person, at a meeting called for the purpose of voting on such approval. The Agreement provides that it may be terminated by either party without penalty upon the specified written notice contained in the Agreement. The Agreement also provides for automatic termination upon assignment.

         Under the terms of the Advisory Agreement, the Adviser is not liable to the Trust, or to any other person, for any act or omission by it or for any losses sustained by the Trust or its shareholders, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

         As compensation for its services, the Adviser receives from the Trust a fee, accrued daily and payable monthly, based on the net assets of each Portfolio. The following table sets forth the total advisory fees received by the Adviser from each Portfolio pursuant to the Investment Advisory and Management Agreement for the fiscal years ended November 30, 1997, 1996 and 1995.

                                 ADVISORY FEES


--------------------------------------------------------------------------------------------------------
          PORTFOLIO                         1997                       1996                    1995
--------------------------------------------------------------------------------------------------------
Cash Management                           $718,297                   $694,655                $438,400
--------------------------------------------------------------------------------------------------------
Corporate Bond (formerly, Fixed
Income)
                                          $325,988                   $230,031                $144,546
--------------------------------------------------------------------------------------------------------
Global Bond                               $550,533                   $458,390                $365,313
--------------------------------------------------------------------------------------------------------
High-Yield Bond                           $1,000,566                 $638,948                $478,203
--------------------------------------------------------------------------------------------------------
Worldwide High Income
                                          $915,682                   $368,821                $143,765
--------------------------------------------------------------------------------------------------------
SunAmerica Balanced
                                          $178,845                   $20,449*                   --
--------------------------------------------------------------------------------------------------------
Balanced/Phoenix Investment
Counsel                                   $558,675                   $354,683                 $92,499
--------------------------------------------------------------------------------------------------------
Asset Allocation                          $2,556,963                $1,616,647              $1,000,248
--------------------------------------------------------------------------------------------------------
Utility                                   $100,647                   $13,890*                   --
--------------------------------------------------------------------------------------------------------
Growth-Income                             $2,784,063                $1,476,902               $794,078
--------------------------------------------------------------------------------------------------------
Federated Value                           $237,339                   $23,973*                   --
--------------------------------------------------------------------------------------------------------
Venture Value                             $5,952,702                $2,305,064               $504,014
--------------------------------------------------------------------------------------------------------
Alliance Growth                           $3,145,937                $1,522,222               $635,979
--------------------------------------------------------------------------------------------------------
Growth/Phoenix Investment
Counsel                                   $1,299,894                $1,072,976               $835,634
--------------------------------------------------------------------------------------------------------
Putnam Growth**
(formerly Provident Growth)               $1,565,910                $1,073,769               $785,809
--------------------------------------------------------------------------------------------------------
Global Equities                           $2,337,577                $1,627,510              $1,185,831
--------------------------------------------------------------------------------------------------------
International Diversified Equities
                                          $2,127,386                $1,025,593               $283,908
--------------------------------------------------------------------------------------------------------
Aggressive Growth                         $506,503                   $65,277*                   --
--------------------------------------------------------------------------------------------------------
Real Estate*                              $58,800                       --                      --
--------------------------------------------------------------------------------------------------------
International Growth and
Income*                                   $125,310                      --                      --
--------------------------------------------------------------------------------------------------------
Emerging Markets*                         $99,436                       --                      --
--------------------------------------------------------------------------------------------------------


|

For the fiscal year ended November 30, 1997, the Adviser voluntarily waived fees or reimbursed expenses as follows: Utility Portfolio - $25,537. For the period June 2, 1997 (commencement of operations) through November 30, 1997, the Adviser voluntarily waived fees or reimbursed expenses of each of the following
Portfolios: Real Estate Portfolio - $7,874; International Growth and Income Portfolio - $52,507; and Emerging Markets Portfolio - $55,614. Certain Portfolios had recoupments for the fiscal year ended November 30, 1997, and such recoupments, which are not included as part of the advisory fee in the above advisory fee table, were as follows: SunAmerica Balanced Portfolio - $9,879; Federated Value Portfolio - $16,677; and Aggressive Growth Portfolio - $3,186.

* For the period 6/2/97 (commencement of operations) through 11/30/97





**       Until April 15, 1997, the Advisory Agreement with respect to the
Putnam Growth Portfolio provided for an advisory fee payable to the Adviser at the following annual rates: .85% on the first $50 million of average daily net assets; .80% on the next $100 million; .70% on the next $100 million; .65% on the next $100 million; and .60% over $350 million. The Advisory Agreement relating to the Putnam Growth Portfolio was amended as of April 15, 1997 to provide for the following annual fee rates: .85% on the first $150 million of average daily net assets; .80% on the next $150 million; and .70% over $300 million.


         Personal Trading. The Trust and the Adviser have adopted a written Code of Ethics (the "Code") which prescribes general rules of conduct and sets forth guidelines with respect to personal securities trading by "Access Persons" thereof. An Access Person as defined in the Code is an individual who is a trustee, director, officer, general partner or advisory person of the Trust or the Adviser. The guidelines on personal securities trading include:
(i) securities being considered for purchase or sale, or purchased or sold, by any Investment Company advised by the Adviser, (ii) Initial Public Offerings,
(iii) private placements, (iv) blackout periods, (v) short-term trading profits, (vi) gifts, and (vii) services as a director. These guidelines are substantially similar to those contained in the Report of the Advisory Group on Personal Investing issued by the Investment Company Institute's Advisory Panel. The Adviser reports to the Board of Trustees on a quarterly basis, as to whether there were any violations of the Code by Access Persons of the Trust or any Subadviser during the quarter.

         The Subadvisers have adopted a written Code of Ethics, the provisions of which are materially similar to those in the Code, and have, with exception to Putnam, undertaken to comply with the provisions of the Code to the extent such provisions are more restrictive. Further, the Subadvisers report to the Adviser on a quarterly basis, as to whether there were any Code of Ethics violations by employees thereof who may be deemed Access Persons of the Trust. In turn, the Adviser reports to the Board of Trustees as to whether there were any violations of the Code by Access Persons of the Trust or any Subadviser.

                             SUBADVISORY AGREEMENTS

         Alliance Capital Management L.P. ("Alliance"), Goldman Sachs Asset Management ("GSAM"), a separate division of Goldman, Sachs & Co., Goldman Sachs Asset Management International, ("GSAM-International"), an affiliate of Goldman, Sachs & Co., Morgan Stanley Asset Management Inc., Phoenix Investment Counsel, Inc., Management Group of U.S. Bank National Association ("First American") and Federated Investment Counseling act as Subadvisers to certain of the Trust's Portfolios pursuant to various Subadvisory Agreements with SAAMCo.

Under the Subadvisory Agreements, the Subadvisers manage the investment and reinvestment of the assets of the respective Portfolios for which they are responsible. Each of the Subadvisers is independent of SAAMCo and discharges its responsibilities subject to the policies of the Trustees and the oversight and supervision of SAAMCo, which pays the Subadvisers' fees.

         The Adviser pays each Subadviser a monthly fee with respect to each Portfolio for which the Subadviser performs services, computed on average daily net assets, at the following annual rates:



-----------------------------------------------------------------------------------------------
SUBADVISER               PORTFOLIO                            FEE
-----------------------------------------------------------------------------------------------
Alliance                 Growth-Income and Alliance           .35% on the first $50 million
                         Growth Portfolios                    .30% on the next $100 million
                                                              .25% on the next $150 million
                                                              .20% on the next $200 million
                                                              .15% thereafter
                        -----------------------------------------------------------------------
                         Global Equities Portfolio            .50% on the first $50 million
                                                              .40% on the next $100 million
                                                              .30% on the next $150 million
                                                              .25% thereafter
-----------------------------------------------------------------------------------------------
Davis Selected           Venture Value and Real Estate        .45% on the first $100 million
Advisers, L.P.           Portfolios                           .40% on the next $400 million
                                                              .35% thereafter
-----------------------------------------------------------------------------------------------
Federated Investment     Corporate Bond                       .30% on the first $25 million
Counseling               Portfolio                            .25% on the next $25 million
                                                              .20% on the next $100 million
                                                              .15% thereafter
                        -----------------------------------------------------------------------
                         Federated Value and Utility          .55% on the first $20 million
                         Portfolios                           .35% on the next $30 million
                                                              .25% on the next $100 million
                                                              .20% on the next $350 million
                                                              .15% thereafter
-----------------------------------------------------------------------------------------------
GSAM                     Asset Allocation Portfolio           .40% on the first $50 million
                                                              .30% on the next $100 million
                                                              .25% on the next $100 million
                                                              .20% thereafter
-----------------------------------------------------------------------------------------------
GSAM-                    Global Bond Portfolio                .40% on the first $50 million
International                                                 .30% on the next $100 million
                                                              .25% on the next $100 million
                                                              .20% thereafter
-----------------------------------------------------------------------------------------------
First American           Equity Income Portfolio              .30%
                         Small Company Value Portfolio        .80%
                         Equity Index Portfolio               .125%
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
SUBADVISER               PORTFOLIO                            FEE
-----------------------------------------------------------------------------------------------
Morgan Stanley Asset     International Diversified Equities   .65% on the first $350 million
Management Inc.          and Worldwide High Income            .60% thereafter
                         Portfolios
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Phoenix Investment       Growth/Phoenix Investment Counsel    .35% on the first $50 million
Counsel                  and Balanced/ Phoenix Investment     .30% on the next $100 million
                         Counsel Portfolios                   .25% on the next $150 million
                                                              .20% on the next $200 million
                                                              .15% thereafter.
-----------------------------------------------------------------------------------------------
Putnam Investment        Putnam Growth Portfolio              .50% on the first $150 million
Management, Inc.                                              .45% on the next $150 million
                                                              .35% thereafter
                        -----------------------------------------------------------------------
                         Emerging Markets Portfolio           1.00% on the first $150 million
                                                              .95% on the next $150 million
                                                              .85% thereafter
                        -----------------------------------------------------------------------
                         International Growth  and Income     .65% on the first $150 million
                         Portfolio                            .55% on the next $150 million
                                                              .45% thereafter
-----------------------------------------------------------------------------------------------


      The following table sets forth the fees paid to the Subadvisers for the fiscal years ended November 30, 1997, 1996 and 1995.



                                SUBADVISORY FEES


-----------------------------------------------------------------------------------------------------------
       SUBADVISER            PORTFOLIO                  1997                 1996               1995
-----------------------------------------------------------------------------------------------------------
                          Alliance Growth
                                                     $1,280,957             $691,140           $306,832
                         ----------------------------------------------------------------------------------
Alliance                  Growth-Income
                                                     $1,161,812             $673,445           $379,671
                         ----------------------------------------------------------------------------------
                          Global Equities
                                                     $1,109,352             $811,790           $616,892
-----------------------------------------------------------------------------------------------------------
Davis Selected            Venture Value
Advisers, L.P.                                       $3,126,351            $1,252,661          $281,866
                         ----------------------------------------------------------------------------------

                          Real Estate                $33,075++                 --                 --
-----------------------------------------------------------------------------------------------------------
                          Asset Allocation
GSAM                                                 $1,088,896             $743,084           $485,722
-----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
     SUBADVISER               PORTFOLIO                 1997               1996               1995
--------------------------------------------------------------------------------------------------------
GSAM                      Global Bond
International                                        $281,015             $238,488           $194,306

--------------------------------------------------------------------------------------------------------
                          Growth/Phoenix             $599,956             $505,458           $399,134
Phoenix Investment        Investment Counsel
Counsel, Inc.            -------------------------------------------------------------------------------
                          Balanced/Phoenix
                          Investment Counsel
                                                     $271,312             $176,158           $46,249
--------------------------------------------------------------------------------------------------------
Provident Investment
Counsel, Inc.+            Provident Growth
                                                     $284,164++           $614,720           $452,955
--------------------------------------------------------------------------------------------------------
                          Worldwide High
Morgan Stanley Asset      Income                     $595,193             $239,733           $93,447
Management               -------------------------------------------------------------------------------
Inc.                      International
                          Diversified Equities
                                                     $1,382,736           $666,635           $184,540
--------------------------------------------------------------------------------------------------------
Federated                 Corporate Bond             $128,651            $48,744**              --
Investment               -------------------------------------------------------------------------------
Counseling                Federated Value
                                                     $146,523             $17,580*              --
                         -------------------------------------------------------------------------------
                          Utility                    $73,542              $10,186*              --
--------------------------------------------------------------------------------------------------------
Putnam Investment         International Growth and
Management, Inc.          Income                     $81,451+++              --                 --
                         -------------------------------------------------------------------------------
                          Emerging Markets
                                                     $79,549+++              --                 --
                         -------------------------------------------------------------------------------
                          Putnam Growth              $618,584                --                 --
--------------------------------------------------------------------------------------------------------


*        For the period 6/3/96 (commencement of operations) through 11/30/96




+ Until April 15, 1997, Provident Investment Counsel, Inc. served as Subadviser to the Putnam Growth Portfolio (formerly named the Provident Growth Portfolio). The Subadvisory fee was calculated at the following annual rates: .50% on the first $50 million of average daily net assets; .45% on the next $100 million; .35% on the next $100 million; .30% on the next $100 million; .25% over $350 million.


++       For the period 12/1/96 through 4/14/97 (termination of operations)



+++      For the period 6/2/97 (commencement of operations) through 11/30/97


         The Subadvisory Agreements, after initial approval with respect to a Portfolio, continue in effect for a period of two years, in accordance with their terms, unless terminated, and may thereafter be renewed from year to year as to a Portfolio for so long as such continuance is specifically approved at
least annually in accordance with the requirements of the 1940 Act.   The
Subadvisory Agreements provide that they will terminate in the event of an assignment (as defined in the 1940 Act) or upon termination of the Advisory Agreement. The Subadvisory Agreements may be terminated by the Trust, the Adviser or the respective Subadviser upon the specified written notice contained in the Agreement.


                   DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES

         The Cash Management, Corporate Bond, Aggressive Growth and Emerging Markets Portfolios had capital loss carry-forwards of $684, $273,407, $2,868,661 and $927,325, respectively, at November 30, 1997. To the extent not yet utilized, such losses will be available to each of the Portfolios to offset future gains through 2004 and 2005. The utilization of such losses will be subject to annual limitations under the Code.

                                PRICE OF SHARES

         Shares of the Trust are currently offered only to the Variable Separate Account. The Trust is open for business on any day the New York Stock Exchange ("NYSE") is open for business. Shares are valued each day as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). Each Portfolio calculates the net asset value of its shares separately by dividing the total value of it's net assets by the shares outstanding. The net asset value of a Portfolio's shares will also be computed on each other day in which there is a sufficient degree of trading in such portfolio's securities that the net asset value of its shares might be materially affected by changes in the values of the portfolio securities; provided, however, that on such day the Trust receives a request to purchase or redeem such Portfolio's shares. The days and times of such computation may, in the future, be changed by the Trustees in the event that the portfolio securities are traded in significant amounts in markets other than the NYSE, or on days or at times other than those during which the NYSE is open for trading.

         Stocks and convertible bonds and debentures traded on the NYSE are valued at the last sale price on such exchange on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. Non-convertible bonds and debentures and other long-term debt securities normally are valued at prices obtained for the day of valuation from a bond pricing service, when such prices are available. In circumstances where the Adviser or Subadviser deems it appropriate to do so, an over-the-counter or exchange quotation (at the mean of representative quoted bid or asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type) may be used. Securities traded primarily on securities exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. U.S. Treasury bills, and other obligations issued by the U.S. Government, its agencies or instrumentalities, certificates of deposit issued by banks, corporate short-term notes and other short-term investments with original or remaining maturities in excess of 60 days are valued at the mean of representative quoted bid and asked prices for such securities or, if such prices are not available, for securities of comparable maturity, quality and type. Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Trust if acquired within 60 days of maturity or, if already held by the Trust on the 60th day, are amortized to maturity based on the value determined on the 61st day. Options on currencies purchased by a Portfolio are valued at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the case of OTC options. Futures contracts involving foreign currencies traded on exchanges are valued at their last sale or settlement price as of the close of such exchanges or if no sales are reported, at the mean between the last reported bid and asked prices. Other securities are valued on the basis of last sale or bid price (if a last sale price is not available) in what is, in the opinion of the Adviser or Subadviser, the broadest and most representative market, that may be either a securities exchange or the over-the-counter market. Where quotations are not readily available, securities are valued at fair value as determined in good faith by the Board of Trustees. The fair value of all other assets is added to the value of securities to arrive at the respective Portfolio's total assets.

         A Portfolio's liabilities, including proper accruals of expense items, are deducted from total assets. The net asset value of the respective Portfolio is divided by the total number of shares outstanding to arrive at the net asset value per share.

                      EXECUTION OF PORTFOLIO TRANSACTIONS

         It is the policy of the Trust, in effecting transactions in portfolio securities, to seek the best execution at the most favorable prices. The determination of what may constitute best execution involves a number of considerations, including the economic result to the Trust (involving both price paid or received and any commissions and other costs), the efficiency with which the transaction is effected where a large block is involved, the availability of the broker to stand ready to execute potentially difficult transactions and the financial strength and stability of the broker. Such considerations are judgmental and are considered in determining the overall reasonableness of brokerage commissions paid.

         A factor in the selection of brokers is the receipt of research services -- analyses and reports concerning issuers, industries, securities, economic factors and trends -- and other statistical and factual information. Research and other statistical and factual information provided by brokers is considered to be in addition to and not in lieu of services required to be performed by the Adviser or Subadviser.

         The extent to which commissions may reflect the value of research services cannot be presently determined. To the extent that research services of value are provided by broker-dealers with or through whom the Adviser or Subadviser places the Trust's portfolio transactions, the Adviser or Subadviser may be relieved of expenses it might otherwise bear. Research services furnished by broker-dealers could be useful and of value to the Adviser or Subadviser in serving other clients as well as the Trust and research services obtained by the Adviser or Subadviser as a result of the placement of portfolio brokerage of other clients could be useful and of value in serving the Trust.

         In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid. The Trust has obtained exemptive orders from the SEC, permitting the Trust in certain circumstances to deal with securities dealers (that may be deemed to be affiliated persons of affiliated persons of the Trust solely because of a subadvisory relationship with one or more Portfolios) as a principal in purchases and sales of certain securities, and to pay commissions, fees or other remuneration to such securities dealers in connection with the sale of securities to or by any of the Portfolios on a securities exchange without complying with certain of the requirements of Rule 17e-1 under the 1940 Act.


         Subject to the above considerations, the Adviser or a Subadviser may use broker-dealer affiliates of the Adviser or a Subadviser, as a broker for any Portfolio. In order for such broker-dealer to effect any portfolio transactions for a Portfolio, the commissions, fees or other remuneration received by the broker-dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. This standard would allow such broker-dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees of the Trust, including a majority of the non-interested Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to such broker-dealers are consistent with the foregoing standard. These types of brokerage transactions are also subject to such fiduciary standards as may be imposed upon the broker-dealers by applicable law.

         The following tables set forth the brokerage commissions paid by the Portfolios and the amounts of the brokerage commissions which were paid to affiliated broker-dealers of such Portfolios for the fiscal years ended November 30, 1997, 1996 and 1995.

                           1997 BROKERAGE COMMISSIONS

-------------------------------------------------------------------------------------------------------
                                   AGGREGATE            AMOUNT PAID TO            PERCENTAGE PAID TO
        PORTFOLIO                  BROKERAGE              AFFILIATED                  AFFILIATED
                                  COMMISSIONS            BROKER-DEALERS              BROKER-DEALERS
-------------------------------------------------------------------------------------------------------
Cash Management                        --                    --                          --
-------------------------------------------------------------------------------------------------------
Global Bond                            --                    --                          --
-------------------------------------------------------------------------------------------------------
Corporate Bond                         --                    --                          --
-------------------------------------------------------------------------------------------------------
High-Yield Bond                        $90                   --                          --
-------------------------------------------------------------------------------------------------------
Worldwide High Income
                                       --                    --                          --
-------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
SunAmerica Balanced                        $73,801                    --                     --
------------------------------------------------------------------------------------------------------
Balanced/Phoenix Investment               $153,408                    --                     --
Counsel
------------------------------------------------------------------------------------------------------
Asset Allocation                          $618,233                  $77,151                12.48%
------------------------------------------------------------------------------------------------------
Utility                                    $40,772                    --                     --
------------------------------------------------------------------------------------------------------
Growth-Income                             $547,081                    --                     --
------------------------------------------------------------------------------------------------------
Federated Value                            $77,121                    --                     --
------------------------------------------------------------------------------------------------------
Venture Value                             $634,966                  $87,696               [13.81%]
------------------------------------------------------------------------------------------------------
Alliance Growth                          $1,020,216                   --                     --
------------------------------------------------------------------------------------------------------
Growth/Phoenix Investment                 $731,747                  $1,220                  .17%
Counsel
------------------------------------------------------------------------------------------------------
Putnam Growth
(formerly Provident Growth)               $241,968                   $920                   .38%
------------------------------------------------------------------------------------------------------
Real Estate*                               $53,466                    --                     --
------------------------------------------------------------------------------------------------------
Global Equities                          $1,376,002                   --                     --
------------------------------------------------------------------------------------------------------
International Diversified                 $269,652                    --                     --
Equities
------------------------------------------------------------------------------------------------------
Aggressive Growth                         $251,919                    --                     --
------------------------------------------------------------------------------------------------------
International Growth and Income *         $120,957                    --                     --
------------------------------------------------------------------------------------------------------
Emerging Markets*                          $80,600                    --                     --
------------------------------------------------------------------------------------------------------

* For the period June 2, 1997 (commencement of operations) through November 30, 1997.

                           1996 BROKERAGE COMMISSIONS

--------------------------------------------------------------------------------------------------------
                                    AGGREGATE              AMOUNT PAID TO             PERCENTAGE PAID
        PORTFOLIO                   BROKERAGE              AFFILIATED                 TO AFFILIATED
                                    COMMISSIONS            BROKER-DEALERS             BROKER-DEALERS
--------------------------------------------------------------------------------------------------------
Cash Management                         --                      --                         --
--------------------------------------------------------------------------------------------------------
Global Bond                             --                      --                         --
--------------------------------------------------------------------------------------------------------
Corporate Bond                          --                      --                         --
--------------------------------------------------------------------------------------------------------
High-Yield Bond                        $753                     --                         --
--------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
Worldwide High Income
                                             --                       --                     --
----------------------------------------------------------------------------------------------------
SunAmerica Balanced*                       $10,184                    --                     --
----------------------------------------------------------------------------------------------------
Balanced/Phoenix Investment
  Counsel                                  $99,713                    --                     --
----------------------------------------------------------------------------------------------------
Asset Allocation                          $256,864                  $23,078                8.98%
----------------------------------------------------------------------------------------------------
Utility*                                   $9,359                     --                     --
----------------------------------------------------------------------------------------------------
Growth-Income                             $469,309                    --                     --
----------------------------------------------------------------------------------------------------
Federated Value*                           $14,785                    --                     --
----------------------------------------------------------------------------------------------------
Venture Value                             $413,771                  $3,792                 0.92%
----------------------------------------------------------------------------------------------------
Alliance Growth                           $672,137                    --                     --
----------------------------------------------------------------------------------------------------
Growth/Phoenix Investment
  Counsel                                 $483,274                    --                     --
----------------------------------------------------------------------------------------------------
Putnam Growth                             $144,932                    --                     --
(formerly Provident
   Growth)
----------------------------------------------------------------------------------------------------
Global Equities                          $1,022,821                   --                     --
----------------------------------------------------------------------------------------------------
International Diversified
   Equities                               $256,477                    --                     --
----------------------------------------------------------------------------------------------------
Aggressive Growth*                         $34,130                    --                     --
----------------------------------------------------------------------------------------------------

*        For the period 6/3/96 (commencement of operations) through November
30, 1996.



                           1995 BROKERAGE COMMISSIONS


----------------------------------------------------------------------------------------------------------
                                    AGGREGATE              AMOUNT PAID TO             PERCENTAGE PAID
                                    BROKERAGE              AFFILIATED                 TO AFFILIATED
        PORTFOLIO                   COMMISSIONS            BROKER-DEALERS             BROKER-DEALERS
----------------------------------------------------------------------------------------------------------
Cash Management                           --                      --                         --
----------------------------------------------------------------------------------------------------------
Corporate Bond*                          $562                    $562                       100%
----------------------------------------------------------------------------------------------------------
Global Bond                               --                      --                         --
----------------------------------------------------------------------------------------------------------
High-Yield Bond                         $9,100                    --                         --
----------------------------------------------------------------------------------------------------------
Worldwide High Income
                                          --                      --                         --
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
Balanced/Phoenix
 Investment Counsel                        $49,029                    --                          --
----------------------------------------------------------------------------------------------------------
Asset Allocation*                         $331,914                  $35,946                     10.83%
----------------------------------------------------------------------------------------------------------
Growth-Income                             $262,353                    --                          --
----------------------------------------------------------------------------------------------------------
Alliance Growth                           $353,849                    --                          --
----------------------------------------------------------------------------------------------------------
Growth/Phoenix Investment
 Counsel                                  $548,063                    --                          --
----------------------------------------------------------------------------------------------------------
Putnam Growth                             $118,520                    --                          --
(formerly Provident Growth)
----------------------------------------------------------------------------------------------------------
Venture Value                             $184,729                    --                          --
----------------------------------------------------------------------------------------------------------
Global Equities                           $630,010                    --                          --
----------------------------------------------------------------------------------------------------------
International Diversified
Equities
                                          $117,482                    --                          --
----------------------------------------------------------------------------------------------------------

- For the fiscal year ended November 30, 1995, the percentage of the aggregate dollar amount of the transactions involving the payment of commissions effected through affiliated brokers with respect to the Corporate Bond Portfolio and Asset Allocation Portfolio were 10.34% and 100%, respectively.

         The policy of the Trust with respect to brokerage is reviewed by the Board of Trustees from time to time. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be modified.

         The Adviser and the Subadvisers and their respective affiliates may manage, or have proprietary interests in, accounts with similar or dissimilar or the same investment objectives as one or more Portfolios of the Trust. Such account may or may not be in competition with a Portfolio for investments. Investment decisions for such accounts are based on criteria relevant to such accounts; portfolio decisions and results of the Portfolio's investments may differ from those of such other accounts. There is no obligation to make available for use in managing the Portfolio any information or strategies used or developed in managing such accounts. In addition, when two or more accounts seek to purchase or sell the same assets, the assets actually purchased or sold may be allocated among accounts on a good faith equitable basis at the discretion of the account's adviser. In some cases, this system may adversely affect the price or size of the position obtainable for a Portfolio.

         If determined by the Adviser or Subadviser to be beneficial to the interests of the Trust, partners and/or employees of the Adviser or Subadvisers may serve on investment advisory committees, which will consult with the Adviser regarding investment objectives and strategies for the Trust. In connection with serving on such a committee, such persons may receive information regarding a Portfolio's proposed investment activities which is not generally available to unaffiliated market participants, and there will be no obligation on the part of such persons to make available for use in managing the Portfolio any information or strategies known to them or developed in connection with their other activities.

         It is possible that a Portfolio's holdings may include securities of entities for which a subadviser or its affiliate performs investment banking services as well as securities of entities in which a subadviser or its affiliate makes a market. From time to time, such activities may limit a Portfolio's flexibility in purchases and sales of securities. When a subadviser or its affiliate is engaged in an underwriting or other distribution of securities of an entity, the subadviser may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the Portfolio.

                              GENERAL INFORMATION

         Custodian - State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, serves as the Trust's custodian. In this capacity, State Street maintains the portfolio securities held by the Trust, administers the purchase and sale of portfolio securities and performs certain other duties. State Street also serves as transfer agent and dividend disbursing agent for the Trust.

         Independent Accountants and Legal Counsel - PricewaterhouseCoopers, LLP 1177 Avenue of the Americas, New York, New York 10036, is the Trust's independent accountants. PricewaterhouseCoopers, LLP performs an annual audit of the Trust's financial statements and provides tax consulting, tax return preparation and accounting services relating to filings with the SEC. The firms of Swidler Berlin Shereff Friedman, LLP, 919 Third Avenue, New York, NY 10022 and Blazzard, Grodd & Hasenauer, P.C., Suite 213, Oceanwalk Mall, 101 North Ocean Drive, Hollywood, Florida 33019, have been selected as legal counsel to the Trust.

         Reports to Shareholders - Persons having a beneficial interest in the Trust are provided at least semi-annually with reports showing the investments of the Portfolios, financial statements and other information.

         Shareholder and Trustee Responsibility - Shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The risk of a shareholder incurring any financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of the disclaimer must be given in each agreement, obligation or instrument entered into or executed by the Trust or Trustees. The Declaration of Trust provides for indemnification of any shareholder held personally liable for the obligations of the Trust and also provides for the Trust to reimburse the shareholder for all legal and other expenses reasonably incurred in connection with any such claim or liability.

         Under the Declaration of Trust, the trustees or officers are not liable for actions or failure to act; however, they are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office. The Trust provides indemnification to its trustees and officers as authorized by its By-Laws and by the 1940 Act and the rules and regulations thereunder.

         Registration Statement - A registration statement has been filed with the SEC under the Securities Act of 1933, as amended and the 1940 Act. The Prospectus and this Statement of Additional Information do not contain all information set forth in the registration statement, its amendments and exhibits thereto, that the Trust has filed with the SEC, Washington, D.C., to all of which reference is hereby made.

                              FINANCIAL STATEMENTS

         Set forth following this Statement of Additional Information are the audited financial statements of the Trust with respect to the fiscal year ended November 30, 1997.

                                     PART C

                               OTHER INFORMATION

Item 23.  Exhibits.





     Exhibits.


         (a) Declaration of Trust, as amended. Incorporated herein by reference to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A (File No. 2-85370) filed on February 29, 1996.

         (b) By-Laws. Incorporated herein by reference to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A (File No. 2-85370) filed on February 29, 1996.

         (c)     Instruments Defining Rights of Security Holders.
                 Inapplicable.


         (d)(1) Investment Advisory and Management Agreement between Registrant and SunAmerica Asset Management Corp.
                 Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registrant's Registration Statement on Form N-1A filed on May 7, 1997.


         (d)(2) Subadvisory Agreements. Incorporated herein by reference to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A (file No. 3-85370) filed on February 29, 1996 and also incorporated herein by reference to Post-Effective Amendment No. 12 to the Registrant's Registration Statement on Form N-1A filed on May 7, 1997.

         (e)     Underwriting Contracts.  Inapplicable.

         (f)     Bonus or Profit Sharing Contracts.  Inapplicable.

         (g) Custodian Agreements. Incorporated herein by reference to Post-Effective Amendment No. 10 to the Registrant's Registration Statement on Form N-1A (File No. 2-85370) filed on February 28, 1997.


         (h)(1) Other Material Contracts. Fund Participation Agreement between Registrant and Anchor National Life Insurance Company, on behalf of itself and Variable Separate Account. Incorporated herein by reference to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A (File No. 2-85370) filed on February 29, 1996.


            (2) Transfer Agency and Service Agreement filed between the Registrant and State Street Bank and Trust Company. Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registrant's Registration Statement on Form N-1A filed on May 7, 1997.


         (i)     Legal Opinion. Inapplicable.



         (j) Other Opinions. Consent of Independent Accountants. Incorporated herein by reference to Post-Effective Amendment No. 15 to the Registrant's Registration Statement on
                 Form N-1A filed on March 27, 1998.


         (k)     Omitted Financial Statements.  Inapplicable.

         (l)     Initial Capital Agreements.  Inapplicable.

         (m)     Rule 12b-1 Plan.  Inapplicable.


         (n) Financial Data Schedule. Incorporated herein by reference to Post-Effective Amendment No. 15 to the Registrant's Registration Statement on Form N-1A filed on March 27, 1998.



         (o)     Rule 18-3f Plan. Inapplicable.





---------------------

Item 24. Persons Controlled by or Under Common Control with the Fund.

         Incorporated herein by reference to Registrant's Registration Statement on Form N-1A (File No. 2-85370) filed on November 3, 1992.

Item 25. Indemnification.

         Article VI of the Registrant's By-Laws relating to the indemnification of officers and trustees is quoted below:

                                   ARTICLE VI
                                INDEMNIFICATION

                 The Trust shall provide any indemnification required by applicable law and shall indemnify trustees, officers, agents and employees as follows:

         (a) the Trust shall indemnify any director or officer of the Trust who was or is a party or is threatened to be made a party of any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than action by or in the right of the Trust) by reason of the fact that such Person is or was such Trustee or officer or an employee or agent of the Trust, or is or was serving at the request of the Trust as a director, officer, employee or agent of another corporation, partnership, joint venture, Trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such Person in connection with such action, suit or proceeding, provided such Person acted in good faith an in a manner such Person reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such Person's conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Person did not reasonably believe his or her actions to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such Person's conduct was unlawful.

         (b) The Trust shall indemnify any Trustee or officer of the Trust who was or is a part or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Trust to procure a judgment in its favor by reason of the fact that such Person is or was such Trustee or officer or an employee or agent of the Trust, or is or was serving at the request of the Trust as a director, officer, employee or agent of another corporation, partnership, joint venture, Trust or other enterprise, against expenses (including attorneys' fees), actually and reasonably incurred by such Person in connection with the defense or settlement of such action or suit if such Person acted in good faith and in a manner such Person reasonably believed to be in or not opposed to the best interests of the Trust, except that no indemnification shall be made in respect of any claim, issue or matter as to which such Person shall have been adjudged to be liable for negligence or misconduct in the performance of such Person's duty to the Trust unless and only to the extent that the court in which such action or suit was brought, or any other court having jurisdiction in the premises, shall determine upon application that, despite the adjudication of liability but in view of all circumstances of the case, such Person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.

         (c) To the extent that a Trustee or officer of the Trust has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subparagraphs (a) or (b) above or in defense of any claim, issue or matter therein, such Person shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by such Person in connection therewith, without the necessity for the determination as to the standard of conduct as provided in subparagraph (d).

         (d) Any indemnification under subparagraph (a) or (b) (unless ordered by a court) shall be made by the Trust only as authorized in the specific case upon a determination that indemnification of the Trustee or officer is proper in view of the standard of conduct set forth in subparagraph (a) or (b). Such determination shall be made (i) by the Board by a majority vote of a quorum consisting of Trustees who were disinterested and not parties to such action, suit or proceedings, or
         (ii) if such a quorum of disinterested Trustees so directs, by independent legal counsel in a written opinion, and any determination so made shall be conclusive and binding upon all parties.

         (e) Expenses incurred in defending a civil or criminal action, writ or proceeding may be paid by the Trust in advance of the final disposition of such action, suit or proceeding, as authorized in the particular case, upon receipt of an undertaking by or on behalf of the Trustee or officer to repay such amount unless it shall ultimately be determined that such Person is entitled to be indemnified by the Trust as authorized herein. Such determination must be made by disinterested Trustees or independent legal counsel.

         Prior to any payment being made pursuant to this paragraph, a majority of quorum of disinterested, non-party Trustees of the Trust, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

         (f) Agents and employees of the Trust who are not Trustees or officers of the Trust may be indemnified under the same standards and procedures set forth above, in the discretion of the Board.

         (g) Any indemnification pursuant to this Article shall not be deemed exclusive of any other rights to which those indemnified may be entitled and shall continue as to a Person who has ceased to be a Trustee or officer and shall inure to the benefit of the heirs, executors and administrators of such a Person.

         (h) Nothing in the Declaration or in these By-Laws shall be deemed to protect any Trustee or officer of the Trust against any liability to the Trust or to its Shareholders to which such Person would otherwise be subject by reason of willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Person's office.

         (i) The Trust shall have power to purchase and maintain insurance on behalf of any Person against any liability asserted against or incurred by such Person, whether or not the Trust would have the power to indemnify such Person against such liability under the provisions of this Article. Nevertheless, insurance will not be purchased or maintained by the Trust if the purchase or maintenance of such insurance would result in the indemnification of any Person in contravention of any rule or regulation and/or interpretation of the Securities and Exchange Commission.

                          * * * * * * * * * * * * * *

                 The Investment Advisory and Management Agreement provides that in absence of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office on the part of the Investment Adviser (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Investment Adviser to perform or assist in the performance of its obligations under each Agreement) the Investment Adviser shall not be subject to liability to the Trust or to any shareholder of the Trust for any act or omission in the course of, or connected with, rendering services, including without limitation, any error of judgment or mistake or law or for any loss suffered by any of them in connection with the matters to which each Agreement relates, except to the extent specified in Section 36(b) of the Investment Company Act of 1940 concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. Certain of the Subadvisory Agreements provide for similar indemnification of the Subadviser by the Investment Adviser.

                 SunAmerica Inc., the parent of Anchor National Life Insurance Company, provides, without cost to the Fund, indemnification of individual trustees. By individual letter agreement, SunAmerica Inc. indemnifies each trustee to the fullest extent permitted by law against expenses and liabilities (including damages, judgments, settlements, costs, attorney's fees, charges and expenses) actually and reasonably incurred in connection with any action which is the subject of any threatened, asserted, pending or completed action, suit or proceeding, whether civil, criminal, administrative, investigative or otherwise and whether formal or informal to which any trustee was, is or is threatened to be made a party by reason of facts which include his being or having been a trustee, but only to the extent such expenses and liabilities are not covered by insurance.

                 Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 26. Business and Other Connections of the Investment Adviser.

         SunAmerica Asset Management Corp. ("SAAMCo"), the Investment Adviser of the Trust, is primarily in the business of providing investment management, advisory and administrative services. Reference is made to the most recent Form ADV and schedules thereto of SAAMCo on file with the Commission (File No. 801-19813) for a description of the names and employment of the directors and officers of SAAMCo and other required information.

         Alliance Capital Management L.P., Federated Investment Counseling, First American Asset Management Group, Goldman Sachs Asset Management, Goldman Sachs Asset Management International, Phoenix Investment Counsel, Inc., Putnam Investment Management, Inc., Davis Selected Advisers, L.P., Morgan Stanley Asset Management Inc. and Federated Investment Counseling, the Subadvisers of certain of the Portfolios of the Trust, are primarily engaged in the business of rendering investment advisory services. Reference is made to the most recent Form ADV and schedules thereto on file with the Commission for a description of the names and employment of the directors and officers of Alliance Capital Management L.P., Goldman Sachs Asset Management, Goldman Sachs Asset Management International, Phoenix Investment Counsel, Inc., Putnam Investment Management, Inc., Davis Selected Advisers, L.P. Morgan Stanley Asset Management Inc. and Federated Investment Counseling, and other required information:

                                                   File No.
         Alliance Capital Management L.P.          801-32361
         Federated Investment Counseling           801-34611
         First American Asset Management, Inc.     801-24113
         Goldman Sachs Asset Management            801-16048
         Goldman Sachs Asset Management Int'l.     801-38157
         Phoenix Investment Counsel, Inc.          801-5995
         Putnam Investment Management, Inc.        801-7974
         Davis Selected Advisers, L.P.             801-31648
         Morgan Stanley Asset Management Inc.      801-15757




Item 27. Principal Underwriters.

         There is no Principal Underwriter for the Registrant.

Item 28. Location of Accounts and Records.

         State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, acts as custodian, transfer agent and dividend paying agent. It maintains books, records and accounts pursuant to the instructions of the Trust.
         SunAmerica Asset Management Corp., is located at The SunAmerica Center, 733 Third Avenue, New York, New York 10017-3204. Alliance Capital Management L.P. is located at 1345 Avenue of the Americas, New York, New York 10105. First American Asset Management Group is located at U.S. Bancorp, 601 Second Avenue South, Minneapolis, Minnesota 55402. Goldman Sachs Asset Management and Goldman Sachs Asset Management International are located at 85 Broad Street, 12th Floor, New York, New York 10005. Morgan Stanley Asset Management Inc., is located at 1221 Avenue of the Americas, 22nd Floor, New York, New York 10020. Phoenix Investment Counsel, Inc. is located at One American Row, Hartford, Connecticut 06115. Putnam Investment Management, Inc., is located at One Post Office Square, Boston, Massachusetts 02109. Davis Selected Advisers, L.P. is located at 124 East Marcy Street, Sante Fe, New Mexico 87501. Federated Investment Counseling is located at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779. Each of the Investment Adviser and Subadvisers maintain the books, accounts and records required to be maintained pursuant to
         Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder.

Item 29. Management Services.

         None.


Item 30. Undertakings.

         None.

                                   SIGNATURES
         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, Registrant has duly caused the Post-Effective Amendment No. 16 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 1st day of September, 1998.
                                                   SUNAMERICA SERIES TRUST



                                                   By: /s/ Peter C. Sutton
                                                       ------------------------
                                                           Peter C. Sutton
                                                           Vice President

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Post-Effective Amendment No. 16 to Registrant's Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:



                *                 Trustee, Chairman and
------------------------------    President
James K. Hunt                     (Principal Executive Officer)     September 1, 1998

                *                 Senior Vice President,
------------------------------    Treasurer and Controller
Scott L. Robinson                 (Principal Financial
                                  and Accounting Officer)           September 1, 1998

                *                 Trustee                           September 1, 1998
------------------------------
Richards D. Barger


                *                 Trustee                           September 1, 1998
------------------------------
Norman J. Metcalfe

                *                 Trustee                           September 1, 1998
------------------------------
Allan L. Sher

                *                 Trustee                           September 1, 1998
------------------------------
William M. Wardlaw

*By: /s/ Robert M. Zakem                                            September 1, 1998
     -------------------------
         Robert M. Zakem
         Attorney-in-Fact

                            SUNAMERICA SERIES TRUST

                                 EXHIBIT INDEX


               None